UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

June 18, 2015

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM” or the “Target Fund”) and BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on August 6, 2015 at 4:00 p.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of MYM: You and the common shareholders of MYM are being asked to vote as a single class on a proposal to approve the reorganization of MYM into the MIY (the “Reorganization”). In addition, you are separately being asked to vote as a separate class on a proposal to approve the Reorganization. The Funds have substantially identical investment objectives investment policies and investment restrictions.

Preferred Shareholders of MIY: You and the common shareholders of MIY are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of MIY in connection with the Reorganization. In addition, you are separately being asked to vote as a separate class on a proposal to approve the Reorganization.

The enclosed Joint Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that requires the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate Joint Proxy Statement/Prospectus with respect to such proposals.

The Board of Directors of each Fund believes the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal, as applicable. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

June 18, 2015

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the meeting and the proposals to be voted on. The enclosed Joint Proxy Statement is being sent only to holders of the shares of preferred stock of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM” or the “Target Fund”) and BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY” or the “Acquiring Fund,” and together with the Target Fund, the “Funds” and each, a “Fund”). Each Fund is separately soliciting the votes of its holders of shares of common stock (“Common Shares”) through a separate Joint Proxy Statement/Prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of BlackRock MuniYield Michigan Quality Fund II, Inc. (NYSE Ticker: MYM): You and the common shareholders of MYM are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between MYM and MIY, pursuant to which (i) MIY will acquire substantially all of MYM’s assets and assume substantially all of MYM’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the MIY, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of MYM, and (ii) MYM will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its charter and Maryland law.

You are also separately being asked to vote as a separate class on the proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and dissolution of the MYM under Maryland law.

Preferred Shareholders of BlackRock MuniYield Michigan Quality Fund, Inc. (NYSE Ticker: MIY): You and the common shareholders of MIY are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of MIY in connection with the Reorganization Agreement (the “Issuance”).

You are also separately being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional MIYVRDP Shares.

The transactions contemplated by the Reorganization Agreement, including the Issuance, are referred to herein as the “Reorganization.” The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Directors (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that the proposed Reorganization would be in the best interests of its Fund. The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two Funds that have substantially identical investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment advisor, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on net asset value (“NAV”) for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(e)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Q:	How will holders of VRDP Shares be affected by the Reorganization?

A:

As of the date of the enclosed Joint Proxy Statement, each Fund has Series W-7 VRDP Shares outstanding. As of May 31, 2015, the Target Fund has 873 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 1,446 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 873 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,319 VRDP Shares outstanding.

Upon the effective date of the Reorganization (the “Closing Date”), Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The special rate period is expected to be extended to June 22, 2016. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Q:	How similar are the Funds?

A:	The Funds have the same investment advisor, portfolio managers, officers and directors. Each Fund is organized as a Maryland corporation with its Common Shares listed on the New York Stock Exchange and privately placed VRDP Shares outstanding. Each Fund is managed by a team of investment professionals comprised of Michael Kalinoski, Theodore R. Jaeckel, Jr. and Walter O’Connor.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially identical to those of the Target Fund.

Investment Objectives:

•

Each Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management.

Michigan Municipal Bonds:

•

Each Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Michigan income taxes.

Investment Grade Securities:

•	Each Fund currently invests primarily in investment grade municipal bonds.

Leverage:

•	Each Fund utilizes leverage in the form of VRDP Shares and tender option bonds.

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of May 31, 2015 and (ii) the Combined Fund’s use of leverage, assuming the Reorganization had taken place as of May 31, 2015:

Ratios	Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)
Asset Coverage Ratio	300%	295%	297%
Regulatory Leverage Ratio(1)	33%	34%	34%
Effective Leverage Ratio(2)	37%	37%	37%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

It is not anticipated that there will be any significant disposition of the holdings in any Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Q:	How will the Reorganization be effected?

A:	Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional Common Shares). The Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law.

Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Common shareholders of the Target Fund will receive newly issued Common Shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of the Target Fund such shareholders held immediately prior to the Closing Date (although common shareholders may receive cash for fractional Common Shares). The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis as discussed more fully in the Joint Proxy Statement.

Common shareholders of the Funds will indirectly bear the costs of the Reorganization. The expenses of the Reorganization are estimated to be $331,000 for the Target Fund and $351,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $115,000 of the Target Fund’s Reorganization expenses and approximately $120,000 of the Acquiring Fund’s reorganization expenses. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approvals are required to complete the Reorganization?

A:	The Reorganization is contingent upon the following approvals:

1.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Maryland law, by the Target Fund’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Maryland law, by Target Fund VRDP Holders voting as a separate class;

3.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance by the Acquiring Fund’s common shareholders and VRDP Holders voting as a single class.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone Maryland corporation registered under the 1940 Act as a non-diversified closed-end investment management company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the Closing Date is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Additional Information—5% Beneficial Share Ownership” for additional information. To the extent that one or more VRDP Holder of either the Target Fund or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the VRDP shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular VRDP Holder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such VRDP Holder(s) with respect to the proposal; there is no guarantee that such VRDP Holder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganization?

A:	The rules of the New York Stock Exchange (on which the Acquiring Fund Common Shares are listed) require the Acquiring Fund’s shareholders to approve the Issuance. If the Issuance is not approved, then the Reorganization will not occur.

We are also seeking the approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve the Reorganization Agreement as a separate class, then the Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-888-654-1722.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 6, 2015

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock MuniYield Michigan Quality Fund II, Inc. (NYSE Ticker: MYM) (“MYM” or the “Target Fund”) and BlackRock MuniYield Michigan Quality Fund, Inc. (NYSE Ticker: MIY) (“MIY” or the “Acquiring Fund,” and together with the Target Fund, each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on August 6, 2015 at 4:00 p.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund:

Proposal 1(A): The holders of shares of common stock (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and holders of VRDP Shares (“VRDP Holders”), respectively, of the Target Fund (although cash may be distributed in lieu of fractional Common Shares), and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its charter and Maryland law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and dissolution of the Target Fund under Maryland law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on the proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the Reorganization Agreement.

Shareholders of record of each Fund as of the close of business on June 8, 2015 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their preferred shareholders on each of the proposals described above through a Joint Proxy Statement.

Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require common shareholders to vote together with VRDP Holders as a single class through a separate Joint Proxy Statement/Prospectus and not through the Joint Proxy Statement.

The officers or directors of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and directors in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

–	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/ PROSPECTUS.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

–	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

–	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of the Funds

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

June 18, 2015

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE

OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-26676

SPECIAL MEETING OF SHAREHOLDERS

AUGUST 6, 2015

JOINT PROXY STATEMENT

This Joint Proxy Statement (this “Proxy Statement”) is being furnished to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BlackRock MuniYield Michigan Quality Fund II, Inc. (NYSE Ticker: MYM) (“MYM” or the “Target Fund”) and/or BlackRock MuniYield Michigan Quality Fund, Inc. (NYSE Ticker: MIY) (“MIY” or the “Acquiring Fund,” and together with the Target Fund, each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the special meeting of the shareholders (the “Special Meeting”) of each Fund and at any and all adjournments, postponements or delays thereof. The Special Meeting will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on August 6, 2015 at 4:00 p.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Proxy Statement. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your VRDP Shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 26, 2015.

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund:

Proposal 1(A): The common shareholders and holders of VRDP Shares (“VRDP Holders”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued shares of common stock (“Common Shares” and together with the VRDP Shares, the “Shares”) and VRDP Shares of the Acquiring Fund, which will be distributed to the Target Fund’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its charter and Maryland law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and dissolution of the Target Fund under Maryland law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of Acquiring Fund in connection with the Reorganization Agreement (the “Issuance”).

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement will reduce costs and is in the best interests of each Fund’s shareholders.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about June 26, 2015.

Shareholders of record of each Fund as of the close of business on June 8, 2015 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Shareholders of each Fund are entitled to one vote for each Share held, with no Shares having cumulative voting rights. VRDP Holders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of common shareholders through a separate Joint Proxy Statement/Prospectus and not through this Proxy Statement.

The Reorganization Agreement that Fund shareholders are being asked to consider involves transactions, including the Issuance, that will be referred to in this Proxy Statement as the “Reorganization.” The Fund surviving the Reorganization is referred to herein as the “Combined Fund.”

Each Fund is organized as a Maryland corporation. Each Fund is a non-diversified closed-end investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two Funds that have substantially identical investment policies and investment restrictions.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of such outstanding Target Fund VRDP Share, with the only significant difference being that such outstanding Target Fund VRDP Share has a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Share is expected to have a mandatory redemption date of May 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund and the Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Fund(s) in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s Shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-888-654-1722.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Each Fund is a non-diversified closed-end investment company registered under the 1940 Act. The Common Shares of BlackRock MuniYield Michigan Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MIY” and the Common Shares of BlackRock MuniYield Michigan Quality Fund II, Inc. are listed on the NYSE under the ticker symbol “MYM”. The VRDP Shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganization are being issued only to holders of VRDP Shares of the Target Fund that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to restrictions on transfer.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your Shares to be voted, your Shares will be voted “FOR” each proposal, as applicable. If your Shares are held through a broker, you must provide voting instructions to your broker about how to vote your Shares in order for your broker to vote your Shares as you instruct at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING

TO BE HELD ON AUGUST 6, 2015

The Proxy Statement is available at https://www.proxy-direct.com/blk-26676

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Proposed Reorganization	Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of such outstanding Target Fund VRDP Share, with the only significant difference being that such Target Fund VRDP Share has a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Share is expected to have a mandatory redemption date of May 1, 2041. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the third quarter of 2015, but it may be at a different time as described herein.

If the Reorganization is not consummated, then each Fund will continue to operate for the time being as a stand-alone Maryland corporation and will continue to be advised by the Investment Advisor. However, if the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

Background and Reasons for the Proposed Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have substantially identical investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment advisor and portfolio management team.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on net asset value (“NAV”) for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the Common Shares; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(e)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the directors (“Board Members”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganization” for additional information about the factors considered by each Board.

Net and Managed Assets	As of May 31, 2015, the Target Fund has $175 million in net assets and $276 million in managed assets, and the Acquiring Fund has $282 million in net assets and $451 million in managed assets.

VRDP Shares	As of May 31, 2015, the Target Fund has 873 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 1,446 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 873 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,319 VRDP Shares outstanding.

Upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The special rate period is expected to be extended to June 22, 2016. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Appraisal Rights

Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as Common Shares of the Target Fund, are not entitled to demand the fair value of their shares in connection with a reorganization. However, because the Target Fund’s VRDP

Shares are not traded publicly on a national securities exchange and the Target Fund will be selling substantially all of its assets to the Acquiring Fund in the Reorganization, the holders of Target Fund VRDP Shares will be entitled under Maryland law to demand and receive payment of the fair value of such Target Fund VRDP Shares upon the consummation of the Reorganization.

Certain U.S. Federal Income Tax Consequences of the Reorganization	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	Each Fund is organized as a corporation under the laws of the State of Maryland as a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each Fund has a July 31 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “MIY.”

The Target Fund Common Shares are listed on the NYSE as “MYM.”

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objectives and Policies	The Funds have substantially identical investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially identical to those of the Target Fund.

Investment Objectives:

Each Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management.

Michigan Municipal Bonds:

Each Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Michigan income taxes.

Investment Grade Securities:

Each Fund currently invests primarily in investment grade municipal bonds.

Leverage:

Each Fund utilizes leverage in the form of VRDP Shares and tender option bonds. Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of May 31, 2015 and (ii) the Combined Fund’s use of leverage, assuming the Reorganization had taken place as of May 31, 2015:

Ratios	Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)
Asset Coverage Ratio	300%	295%	297%
Regulatory Leverage Ratio(1)	33%	34%	34%
Effective Leverage Ratio(2)	37%	37%	37%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. After the Reorganization, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Citibank, N.A.

Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Accounting Services Provider	State Street Bank and Trust Company

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

PROPOSAL 1—THE REORGANIZATION OF THE FUNDS

The Reorganization seeks to combine two funds that have the same investment advisor, the same portfolio managers, the same board members, and substantially identical investment objectives, investment policies and investment restrictions.

Description of the Reorganization

The Reorganization Agreement (a form of which is attached as Appendix A) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the Target Fund in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional Target Fund Common Shares and sell the resulting whole Common Shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. See “—Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by the Target Fund’s common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for the Target Fund VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such VRDP Holder.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization. Since Acquiring Fund Common Shares will be issued at NAV in exchange for the Common Shares of the Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Common Shares, the NAV per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for the Acquiring Fund’s proportion of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of Acquiring Fund Common Shares, other than to reflect the applicable costs of the Reorganization.

Upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The special rate period is expected to be extended to June 22, 2016. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of the Target Fund, the interests of the Target Fund’s VRDP Holders will not be diluted as a result of the Reorganization.

As a result of the Reorganization, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

If the Reorganization is not consummated, each Fund will continue to operate, for the time being, as a stand-alone Maryland corporation and will continue to be advised by the Investment Advisor. If, however, the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of the Target Fund recommends that Target Fund VRDP Holders vote “FOR” the proposed Reorganization Agreement at the Special Meeting to be held on August 6, 2015 at 4:00 p.m. (Eastern time).

The Board of the Acquiring Fund recommends that Acquiring Fund VRDP Holders vote “FOR” the Reorganization Agreement at the Special Meeting to be held on August 6, 2015 at 4:00 p.m. (Eastern time).

Shareholder approval of the Reorganization Agreement requires (i) the affirmative vote of the holders of a majority of the outstanding Target Fund Common Shares and Target Fund VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of Target Fund VRDP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. The Issuance requires the affirmative vote of a majority of the votes cast by the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares voting as a single class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Additional Information—5% Beneficial Share Ownership” for additional information. To the extent that one or more VRDP Holder of either the Target Fund or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the VRDP shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular VRDP Holder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such VRDP Holder(s) with respect to the proposal; there is no guarantee that such VRDP Holder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date will be sometime during the third quarter of 2015, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganization at meetings held on April 30, 2015 (the “Meeting”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization would be in the best interests of such Fund and that the interests of its existing common shareholders and VRDP Holders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization.

Each Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganization over a series of meetings. In preparation for the Meeting, the Investment Advisor provided each Board with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganization on the earnings and distributions of each Fund;

•	the potential effects of the Reorganization on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganization on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for each Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganization). For the fiscal year ended July 31, 2014, the Total Expense Ratios of the Target Fund and the Acquiring Fund were 1.55% and 1.54%, respectively. For the 12-month period ended January 31, 2015, the Total Expense Ratios of the Target Fund and the Acquiring Fund were 1.48% and 1.48%, respectively. The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.43% on a historical and pro forma basis for the 12-month period ended January 31, 2015, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund and the Acquiring Fund of 0.05% and 0.05%, respectively.

The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The special rate period is expected to be extended to June 22, 2016. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. For the fiscal year ended July 31, 2014, the annualized dividend rate for the VRDP Shares of the Target Fund and the Acquiring Fund were 1.01% and 1.01%, respectively. As of May 31, 2015, the dividend rate for the VRDP Shares of the Target Fund and the Acquiring Fund were 1.05% and 1.05%, respectively. Please see “Information about the VRDP Shares of the Funds” for additional information.

The Combined Fund will have a lower annual contractual investment management fee rate than each Fund. Each Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of its average daily net assets (0.79% of the average daily net assets attributable to the Target Fund’s Common Shares, and 0.80% of the average daily net assets attributable to the Acquiring Fund’s Common Shares, each for the 12-month period ended January 31, 2015). Average daily net assets are the average daily value of a Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of the VRDP shares).

If the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.49% of the average daily net assets of the Combined Fund (0.78% of the average daily net assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended January 31, 2015).

Based on a pro-forma Lipper peer expense group for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses) and contractual management fee rate are each expected to be in the second and first quartile, respectively. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Potential Effects of the Reorganization on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of June 5, 2015, the NAV per Common Share of the Target Fund was $14.34 and the market price per Common Share of the Target Fund was $12.50, representing a discount to NAV of (12.83)%, and the NAV per Common Share of the Acquiring Fund was $15.34 and the market price per Common Share of the Acquiring Fund was $13.44, representing a discount to NAV of (12.39)%. The Board of the Target Fund noted that to the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of the Target Fund also noted that to the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization.

Potential Effects of the Reorganization on VRDP Shares. The Board noted that each Fund has one series of VRDP Shares outstanding. As of May 31, 2015, the Target Fund has 873 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 1,446 Series W-7 VRDP Shares outstanding.

In connection with the Reorganization, the Acquiring Fund expects to issue 873 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,319 VRDP Shares outstanding.

The Board noted that upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The special rate period is expected to be extended to June 22, 2016. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

The Board noted that none of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and substantially identical investment objective, investment policies and investment restrictions. Each Fund invests at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Each Fund also currently invests primarily in investment grade municipal bonds and utilize leverage in the form of VRDP Shares and tender option bonds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals comprised of Michael Kalinoski, Theodore R. Jaeckel, Jr. and Walter O’Connor. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization closes, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares and potential for improved premium/discount levels for the Combined Fund’s Common Shares. However, there can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than Common Shares of any individual Fund prior to the Reorganization.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the

Reorganization (except with respect to cash received in lieu of fractional Common Shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to the Target Fund will be subject to tax loss limitation rules by reason of the Target Fund undergoing an “ownership change” in the Reorganization. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Acquiring Fund’s capital loss carryforward loss per share, but higher than the Target Fund’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. Please see “Certain U.S. Federal Income Tax Consequences of the Reorganization” for additional information.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former Target Fund shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), as the Combined Fund following the Reorganization, does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization; however, the Combined Fund is anticipated to benefit from a lower expense ratio and other benefits of economies of scale as discussed herein. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. The expenses of the Reorganization are estimated to be $331,000 for the Target Fund and $351,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Board of each Fund noted that the Investment Advisor will bear approximately $115,000 of the Target Fund’s Reorganization expenses and approximately $120,000 of the Acquiring Fund’s Reorganization expenses. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that Target Fund common shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund Common Shares that Target Fund common shareholders owned immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. Fractional Acquiring Fund Common Shares will generally not be issued to Target Fund common shareholders in connection with the Reorganization, and Target Fund common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of Target Fund VRDP Shares will receive the same number of Acquiring Fund VRDP Shares with terms substantially similar to the terms of the outstanding VRDP Shares of the Target Fund held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

Effect on Shareholder Rights. Each Board noted that each Fund is organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered the alternative of continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.49% of the average daily net assets of the Combined Fund.

Each Board also noted that the Investment Advisor will bear approximately $115,000 of the Target Fund’s Reorganization expenses and approximately $120,000 of the Acquiring Fund’s Reorganization expenses.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date. Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of the Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such holders on an one for one basis for each holder’s holdings of Target Fund VRDP Shares. The Funds’ VRDP Shares were issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to Target Fund common shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund common shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Fund. If, after the Closing Date, certificates representing Common Shares of the Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to the Target Fund Common Shares in the Reorganization.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14 and this Proxy Statement to VRDP Holders, the printing and distribution of the Joint Proxy Statement/Prospectus delivered to common shareholders, this Proxy Statement delivered to VRDP Holders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

The expenses of the Reorganization are estimated to be $331,000 for the Target Fund and $351,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Board of each Fund noted that the Investment Advisor will bear approximately $115,000 of the Target Fund’s reorganization expenses and approximately $120,000 of the Acquiring Fund’s reorganization expenses. Each Board also noted that the common shareholders of the Funds will indirectly bear the costs of the Reorganization, while VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as Common Shares of the Target Fund, are not entitled to demand the fair value of their shares in connection with a reorganization. However, because the Target Fund’s VRDP Shares are not traded publicly on a national securities exchange and the Target Fund will be selling substantially all of its assets to the Acquiring Fund in the Reorganization, the holders of Target Fund VRDP Shares will be entitled under Maryland law to demand and receive payment of the fair value of such Target Fund VRDP Shares upon the consummation of the Reorganization.

Under Maryland law, a VRDP Holder of the Target Fund desiring to receive payment of the fair value of his or her VRDP Share (an “objecting stockholder”) (i) must file with the Target Fund a written objection to the Reorganization at or before the Special Meeting, (ii) must not vote in favor of the Reorganization Agreement and (iii) must make written demand on the Acquiring Fund for payment of his or her VRDP Shares stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Merger with respect to the Reorganization (the Acquiring Fund is required promptly to give written notice to all objecting stockholders of the date that the Articles of Merger are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her VRDP Shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Special Meeting. A demand for payment of fair market value may not be withdrawn, except with the consent of the Acquiring Fund. Within 50 days after the Articles of Merger have been accepted for filing, an objecting VRDP Holder who has not received payment for his or her VRDP Shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her VRDP Share. If Target Fund VRDP Holders do not approve the Reorganization Agreement, the Reorganization will not be completed and the Target Fund VRDP Holders would no longer have any appraisal rights. If the Reorganization is completed and some Target Fund VRDP Holders exercise their appraisal rights in accordance with the procedures set forth in the Maryland General Corporation Law, they would be entitled to receive a cash payment in an amount equal to the fair market value of their Target Fund VRDP Shares, which may be less than the liquidation preference of such Target Fund VRDP Shares.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares or VRDP Shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the Closing Date that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of its Target Fund Common Shares solely for Acquiring Fund Common Shares or all of its Target Fund VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund Shares surrendered in exchange therefor.

•	A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and Target Fund shareholder’s tax basis in Target Fund Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if a Target Fund shareholder’s holding period for Target Fund Common Shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

•

Target Fund VRDP Holders are entitled to appraisal rights in connection with the Reorganization, subject to proper adherence to the procedures for exercising such rights as set forth in the Maryland General Corporation Law. A Target Fund VRDP Holder that receives cash pursuant to the exercise of appraisal rights will be treated as having received cash from the Target Fund in redemption of its Target Fund VRDP Shares. Each such Target Fund VRDP Holder will recognize capital gain or loss, measured by the difference between the amount of cash received and such VRDP Holder’s tax basis in such Target Fund VRDP Shares. The capital gain or loss will be a long-term capital gain or loss if the Target Fund VRDP Holder’s holding period for such Target Fund VRDP Shares is more than one year as of the date the Reorganization is consummated. A Target Fund VRDP Holder that exercises appraisal rights should consult its own tax advisor.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganization, and such distributions will be taxable to Target Fund shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of the Target Fund, which are expected to be subject to tax loss limitation rules because the Target Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because the Target Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of the Target Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to the Target Fund may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of the Target Fund’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization.

The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	Target Fund (MYM)	Acquiring Fund (MIY)
2015	$715	$0
2016	$254	$1,402
2017	$ 0	$2,031
No expiration date	$4,572	$5,793

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Fund or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of the Target Fund whose losses are subject to the loss limitation rules would depend on many variables, including the Target Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Target Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares and list them for trading on the NYSE. Please see “Information about the Common Shares of the Funds” for information about the Funds’ Common Shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets of the Target Fund and assume substantially all of the liabilities of the Target Fund in exchange for newly issued Acquiring Fund Shares. The Acquiring Fund will list the newly issued Common Shares on the NYSE. The Target Fund will then distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization. Since Acquiring Fund Common Shares will be issued at NAV in exchange for the Common Shares of the Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Common Shares, the NAV per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for the Acquiring Fund’s proportion of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of Acquiring Fund Common Shares, other than to reflect the applicable costs of the Reorganization.

The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganization, a shareholder of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganization.

If the Issuance is not approved by Acquiring Fund shareholders, then the Reorganization cannot occur, and each Fund will continue to operate, for the time being, as a stand-alone Maryland corporation and will continue to be advised by the Investment Advisor. If, however, the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Board of the Acquiring Fund recommends that VRDP Holders of the Acquiring Fund vote “FOR” the proposed Issuance at the Special Meeting to be held on August 6, 2015 at 4:00 p.m. (Eastern time) or any adjournment or postponement thereof.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the third quarter of 2015, but it may be at a different time as described herein.

The affirmative vote of shareholders representing at least a majority of the Acquiring Fund Common Shares and VRDP Shares cast at the Special Meeting, voting together as a single class, is required to approve the Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

INFORMATION ABOUT THE VRDP SHARES OF THE FUNDS

Each Fund’s charter authorizes the issuance of 200,000,000 shares of capital stock, par value $0.10 per share, of all classes. Each Fund’s Board is authorized to issue shares of preferred stock without approval of common shareholders.

Upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares held by such holders immediately prior to the Closing Date, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

A detailed description of the terms and risks of VRDP Shares are set forth in Appendix B. Each holder of VRDP Shares should review the information concerning the terms and risks of the Acquiring Fund VRDP Shares contained in Appendix B.

Each Fund has issued VRDP Shares, $100,000 liquidation value per share, with substantially similar terms. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041.

In connection with the Reorganization, the Acquiring Fund expects to issue 873 Acquiring Fund VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,319 VRDP Shares outstanding. As a result of the

Reorganization, the Articles Supplementary will be amended to authorize 873 shares of VRDP Shares. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s VRDP Shares as of May 31, 2015.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
Target Fund (MYM)	Preferred Shares	873	Series W-7 – 873	None	873	5/19/11	6/01/41
Acquiring Fund (MIY)	Preferred Shares	1,446	Series W-7 – 1,446	None	1,446	4/21/11	5/01/41

VRDP shares of the Funds are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

Set forth below is a table that details, as of May 31, 2015, each Fund’s current leverage attributable to VRDP Shares as a percentage of its total net assets and the Combined Fund’s leverage attributable to VRDP Shares on a pro forma basis as a percentage of its total net assets assuming the Reorganization was consummated May 31, 2015.

Fund	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
Target Fund (MYM)	873	$100,000	$87,300,000	$275,847,355	31.65%
Acquiring Fund (MIY)	1,446	$100,000	$144,600,000	$450,557,844	32.09%
Pro Forma Combined Fund (MIY)*	2,319	$100,000	$231,900,000	$726,405,199	31.92%

*	Assumes no Target Fund VRDP Holder exercises appraisal rights. Figures will be reduced by the amount of VRDP Shares for which appraisal rights are exercised.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have substantially identical investment policies and investment restrictions and are subject to substantially identical investment risks. Each Fund invests at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Each Fund also currently invests primarily in investment grade municipal bonds.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. An investment in Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Target Fund VRDP Shares are subject to the same risks as Acquiring Fund VRDP Shares. A description of the risks that predominately affect Acquiring Fund VRDP Shares are described in Appendix B.

General Risks of Investing in the Acquiring Fund

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Municipal Bond Market Risk. Economic exposure to the municipal bond market involves certain risks. The Acquiring Fund’s economic exposure to municipal bonds includes municipal bonds in the Acquiring Fund’s portfolio and municipal bonds to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOBs Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal bonds may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal bonds to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by

Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt.

Risk Factors and Special Considerations Relating to Michigan Municipal Bonds. The Fund ordinarily will invest at least 80% of its total assets in Michigan Municipal Bonds; therefore, it is more susceptible to factors adversely affecting issuers of Michigan Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Michigan Municipal Bonds to this degree. The information set forth below and the related information in Appendix B of this prospectus are derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (“State”) or its local units of government. It should be noted that the information set forth below and the related information in Appendix B of this prospectus is based on the economic and budget forecasts found in certain recent publications issued by the State. The accuracy and completeness of those publications have not been independently verified.

Following the 2000 recession, the State’s economy experienced a faster decline than the U.S. economy, hampered by continued job losses, mostly in the manufacturing sector. Michigan’s economy relies heavily on the performance of the manufacturing sector in general, and the auto industry specifically. Employment in Michigan peaked in June 2000 and dropped steadily until 2003. Throughout most of the 2000s, employment in Michigan fluctuated with monthly job gains offset by monthly job losses. However, in 2009, Michigan’s unemployment rate rose to 13.5 percent- the State’s highest rate since 1983. In each year between 2010 and 2014, inclusive, the State’s unemployment rate decreased. Over the past four years, Michigan’s unemployment rate dropped a combined 4.7 percentage points with the largest share of decline occurring in 2011 (-2.3 points). Michigan’s 2013 unemployment rate was 8.8%, the State’s lowest annual unemployment rate since 2008. Although unemployment in Michigan continues to fall, it still remains above the national rate.

The unemployment rate has had a significant adverse impact on the revenue of the State and its local governments, and has had the effect of requiring the State and local units of government to make significant adjustments in expenditures, and to seek additional revenue sources. The City of Detroit was hit hardest by the broad decline in economic activity and rise in unemployment. On July 18, 2013, the City of Detroit filed for bankruptcy protection under Chapter 9 of Title 11 of the United States Code. On December 10, 2014, less than seventeen months later, the City of Detroit emerged from the nation’s largest municipal bankruptcy. The bankruptcy process included a “Grand Bargain” whereby philanthropic and business communities joined with the State to contribute funds to the City of Detroit to reduce the impact on pensions and extend vital services. $194.8 million was withdrawn to fund the State’s contribution to the Detroit bankruptcy “Grand Bargain.” The impact of the bankruptcy filing on the State and other local units of government in Michigan cannot be predicted at this time.

The State’s outstanding debt totaled $7.02 billion as of September 30, 2014. This was comprised of $1.942 billion in general obligation bonds, $5.075 billion in revenue dedicated bonds, and $99 million in commercial paper.

As of June 1, 2015 Moody’s and S&P have assigned Michigan’s long term general obligation bonds ratings of “Aa2” and “AA-” respectively. These ratings reflect the State’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Additionally, it should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Michigan’s economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a further downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s net asset values or the distributions paid by the Fund. No assurance can be given that such rating will not be lowered in the future.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on their assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fees payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. There can be no assurance that the Acquiring Fund will reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the VRDP Shares of the Funds”) and investments in TOBs Residuals (see “—Tender Option Bond Risk”). The use of TOBs Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that issue ratings for the Acquiring Fund VRDP Shares, an agreement with the liquidity provider for the Acquiring Fund VRDP Shares or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by TOB Residuals held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Acquiring Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Acquiring Fund’s ability to hold TOB Residuals. Under the new TOB Trust structure, the Acquiring Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Acquiring Fund can successfully enter into restructured TOB Trust transactions in order to refinance its existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Acquiring Fund unwinds existing TOB Trusts.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and the Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Acquiring Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—TOB Residuals” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix E, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero Coupon Securities Risk. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Acquiring Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank,

savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Acquiring Fund acquires shares of investment companies, including ones affiliated with the Acquiring Fund, the Acquiring Fund’s common shareholders will bear both their proportionate share of expenses in the Acquiring Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Acquiring Fund is held by an affiliated fund, the ability of the Acquiring Fund itself to hold other investment companies may be limited.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Risk Factors in Strategic Transactions and Derivatives. The Acquiring Fund’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Acquiring Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Swap agreements involve the risk that the party with whom the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk. the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Leverage Risk. the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk. the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

Strategic Transactions Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies both to increase the return of the Acquiring Fund and for duration and risk management purposes (“Strategic Transactions”). These Strategic Transactions include the use of derivatives, such as indexed securities, inverse floating rate securities, options, futures, options on futures, interest rate swap transactions and credit default swaps. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. There can be no assurance that the Acquiring Fund’s Strategic Transactions will be effective. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. Some of the derivative strategies that the Acquiring Fund may use to seek to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Acquiring Fund’s risk of loss.

Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, the Acquiring Fund seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Acquiring Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Acquiring Fund, or the derivatives or other strategies used by the Acquiring Fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Acquiring Fund invests.

The Acquiring Fund’s investments in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Acquiring Fund to be more volatile than if the Acquiring Fund had not been leveraged.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Risk Factors in Futures Transactions and Options Thereon. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Acquiring Fund may be adversely affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to the U.S. Government securities underlying the futures contract and general economic and political factors. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options Risks. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Clearing Broker and Central Clearing Counterparty Risks. The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the

Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (“CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become participants of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

1940 Act Regulation. The Acquiring Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Risks Associated with Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Acquiring Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Acquiring Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several EU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, the policy of the Board of Governors of the Federal Reserve System (“Federal Reserve”), including with respect to certain interest rates and the decision to end its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

EMU and Redenomination Risk. As the European debt crisis progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Acquiring Fund’s portfolio investments.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The effects of these events or similar events in the future on the U.S. economy and securities markets cannot be predicted. Non-investment grade and equity securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Acquiring Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impacts on trading and operations, as well as, potentially, the operations and structure of the Acquiring Fund.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund, the Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund, the Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund, the Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objectives and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Moreover, the SEC is reportedly developing rules designed to address perceived systemic risks posed by the asset management industry. These rules reportedly may require asset managers, such as the Advisor, to give the SEC additional data about funds’ portfolio holdings, to conduct stress tests on their funds to determine how they would weather economic shocks such as a sudden change in interest rates and to develop “living wills” for their funds describing how their businesses can be sold in an orderly manner should they become insolvent or otherwise go out of business. Any such new rules could increase the Acquiring Fund’s expenses and impact its returns to shareholders.

The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of The PNC Financial Services Group, Inc. (“PNC”), BlackRock may be required to conform its activities to the requirements of the Volcker Rule. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations become effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. On December 18, 2014, the Federal Reserve granted an additional extension to the conformance period, giving banking entities until July 21, 2016 to comply with the Volcker Rule, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013 (“legacy covered funds and relationships”). The Federal Reserve also announced that, with respect to legacy covered funds and relationships, the Federal Reserve intends to grant a final one-year extension to the conformance period in 2015, which would give banking entities until July 21, 2017 to comply with the Volcker Rule. However, all investments in and relationships with funds covered by the Volcker Rule made after December 31, 2013 must be divested or restructured by July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

The continuing implementation of the Dodd-Frank Act could also adversely affect the Investment Advisor and the Acquiring Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Advisor’s and the Acquiring Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Advisor and the Acquiring Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Acquiring Fund’s use of derivatives, which could have an adverse impact on the Acquiring Fund. The Investment Advisor cannot predict the effects of these regulations on the Acquiring Fund’s portfolio. The Investment Advisor intends to monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC (“Affiliates”), are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

Selection risk is the risk that the securities that the Investment Advisor selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objective and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate a substantial portion of its assets into cash or short-term tax-exempt or taxable fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of its Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Reliance on the Investment Advisor. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Acquiring Fund’s investment adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its net asset value, impediments to trading, the inability of Acquiring Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common and preferred shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s charter, bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value. See “Certain Provisions of the Charters and Bylaws.”

A DESCRIPTION OF THE FUNDS

General Information

Each Fund is organized as a corporation under the laws of the State of Maryland and a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052. The Acquiring Fund was incorporated under the laws of the State of Maryland on July 1, 1992 and commenced operations on October 30, 1992. The Acquiring Fund was known as MuniYield Michigan Insured Fund Inc. prior to September 29, 2006 and BlackRock MuniYield Michigan Insured Fund, Inc. prior to November 9, 2010.

The Target Fund was incorporated under the laws of the State of Maryland on December 17, 1991 and commenced operations on February 28, 1992. The Target Fund was known as Michigan MuniYield Fund, Inc. prior to January 7, 1992; MuniYield Michigan Fund, Inc. prior to May 28, 2002; MuniYield Michigan Insured Fund II Inc. prior to September 29, 2006 and BlackRock MuniYield Michigan Insured Fund II, Inc. prior to November 9, 2010.

The Acquiring Fund Common Shares are listed on the NYSE as “MIY.”

The Target Fund Common Shares are listed on the NYSE as “MYM.”

Each Fund has a July 31 fiscal year end.

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the VRDP Shares of the Funds” for additional information.

The Board of Directors

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Board of each Fund currently consists of 11 Board Members, nine of whom are Independent Board Members. The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships. Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	76 RICs consisting of 76 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Board Member	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Directors, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing) since 2006

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company) since 2004

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Interested Board Members†

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Board Member since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolio	None

Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Board Member	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. The Boards of the Funds have unanimously approved extending the mandatory retirement age for James T. Flynn until December 31, 2015, which the Boards believe is in the best interest of shareholders.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.
†	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

The Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the Chief Compliance Officer (the “CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Board Member since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, each Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of its average daily net assets (0.79% of the average daily net assets attributable to the Target Fund’s Common Shares, and 0.80% of the average daily net assets attributable to the Acquiring Fund’s Common Shares, each for the 12-month period ended January 31, 2015). Average daily net assets are the average daily value of a Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the VRDP shares).

If the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.49% of the average daily net assets of the Combined Fund (0.78% of the average daily net assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended January 31, 2015).

Based on a pro-forma Lipper peer expense group for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses) and contractual management fee rate are each expected to be in the second and first quartile, respectively. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products. As of March 31, 2015, BlackRock’s assets under management were approximately $4.774 trillion.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of March 31, 2015, the firm has approximately 12,300 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Messrs. Kalinoski, Jaeckel and O’Connor are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Jaeckel and O’Connor have been members of each Fund’s portfolio management team since 2006. Mr. Kalinoski has been a member of each Fund’s portfolio management team since 2011.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

After the Reorganization, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Kalinoski, Jaeckel and O’Connor, will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to each Fund
Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Citibank, N.A.

Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Accounting Services Provider	State Street Bank and Trust Company

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Custody of Assets: The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar: Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider: Citibank, N.A., 399 Park Avenue, New York, New York 10022 serves as the liquidity provider for each Fund’s VRDP Shares.

VRDP Shares Remarketing Agent: Citigroup Global Markets Inc., 399 Park Avenue, New York, New York 10022 serves as the remarketing agent for each Fund’s VRDP Shares.

VRDP Shares Tender and Paying Agent: The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the VRDP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objectives and Policies

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially identical to those of the Target Fund.

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management.

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for U.S. federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). In general, the Acquiring Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for U.S. federal income tax purposes or (ii) not exempt from Michigan income taxes. There can be no assurance that the Acquiring Fund’s investment objective will be realized. Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Michigan Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act).

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the Municipal Bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such Municipal Bond insurance or credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Acquiring Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix C—“Ratings of Investments” to the Statement of Addition Information. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The net asset value of the common shares of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

The Acquiring Fund invests primarily in long term Municipal Bonds with maturities of more than ten years. However, the Acquiring Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Acquiring Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Acquiring Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. See “—Other Investment Policies—Temporary Investments.” The Acquiring Fund’s hedging strategies, which are described in more detail under “—Hedging Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Directors of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for U.S. federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the IRS were to issue any adverse ruling or take an adverse position with respect to the taxation of Non-Municipal Tax Exempt Securities, there is a risk that the interest paid on such securities would be deemed taxable at the Federal level.

The Acquiring Fund ordinarily does not realize significant investment income not exempt from federal and Michigan income taxes. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Acquiring Fund may purchase is set forth in Appendix C to the Statement of Additional Information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Acquiring Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the net asset value of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Acquiring Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Acquiring Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its total assets or equity securities (e.g., preferred shares) up to 50% of its total assets. The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock. Borrowings by the Acquiring Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since, for example, the Acquiring Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Acquiring Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Acquiring Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Acquiring Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Acquiring Fund’s financing cost of leverage is significantly lower than the income earned on the Acquiring Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares are the beneficiaries of the incremental net income.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market,

leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 37.5% of the Acquiring Fund’s total managed assets and that the Acquiring Fund will bear expenses relating to that leverage at an average annual rate of 0.94%, the income generated by the Acquiring Fund’s portfolio (net of estimated expenses) must exceed 0.35% in order to cover the expenses specifically related to the Acquiring Fund’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Acquiring Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Acquiring Fund. The table further reflects the use of leverage representing 37.5% of the Acquiring Fund’s total managed assets and the Acquiring Fund’s currently projected annual leverage expense of 0.94%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(16.51)%	(8.53)%	(0.56)%	7.42%	15.39%

Common Share total return is composed of two elements: the Common Share dividends paid by the Acquiring Fund (the amount of which is largely determined by the net investment income of the Acquiring Fund) and gains or losses on the value of the securities the Acquiring Fund owns. As required by SEC rules, the table assumes that the Acquiring Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Acquiring Fund receives on its municipal securities investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the VRDP Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

TOBs Residuals

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by TOB Residuals held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-advised funds may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of TOTEs and MTEs, as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bonds is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Acquiring Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Target Fund will transfer to the Acquiring Fund all of its rights and obligations with respect to any TOB Residuals held by the Target Fund (including the Target Fund’s rights, or a portion of the rights, if any, to vote the underlying municipal bonds held by the TOB Trust).

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the TOBs Liquidity Provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Recent Developments in the TOB Trust Market

On December 10, 2013, regulators published final rules implementing the Volcker Rule, which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the Volcker Rule.

The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, the Acquiring Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Acquiring Fund. The Acquiring Fund may utilize service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Acquiring Fund’s ability to hold TOB Residuals. Under the new TOB Trust structure, the Acquiring Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Acquiring Fund as the TOB Residual holder. Similar to the current tender option bond structure, the Acquiring Fund would deposit municipal bonds into the TOB Trust in exchange for TOB Residuals, the TOB Trust would then issue and sell TOB Floaters to third party investors, and the proceeds of the sale of the TOB Floaters would be distributed to such TOB Residual holders (i.e., the Acquiring Fund). Tendered TOB Floaters would continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent is not anticipated to purchase tendered TOB Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. In the event of a failed remarketing of TOB Floaters, the TOBs Liquidity Provider, at its option, may advance a loan to the TOB Trust the proceeds of which would be used by the TOB Trust to purchase the tendered TOB Floaters. The TOBs Liquidity Provider is not obligated to advance such a loan. The TOB Trust would be the borrower with respect to any such loan. Any loans made by a TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust.

Similar to the current structure for TOB Trusts, the Acquiring Fund may hold either non-recourse TOB Residuals or recourse TOB Residuals under the new structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the Acquiring Fund’s assets if the Acquiring Fund holds a non-recourse TOB Residual. However, as described above, the Acquiring Fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOB Residual.

Information Regarding Options and Futures Transactions

The Acquiring Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Acquiring Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Shares, hedging transactions will result in a larger impact on the net asset value of the Common

Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Acquiring Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Acquiring Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may limit the Acquiring Fund’s ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s Municipal Bond investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase Municipal Bonds, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

When the Acquiring Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g. high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated or designated on its books and records, so that the amount so segregated or earmarked, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Acquiring Fund may be adversely affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to the U.S. Government securities underlying the futures contract and general economic and political factors. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in Municipal Bonds. There is also the risk of loss by the Acquiring Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in an option or financial futures contract. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Acquiring Fund will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIGMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

The Acquiring Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Acquiring Fund is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation or designation will not limit the Acquiring Fund’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through

MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase Michigan Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.	Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on Michigan Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provides that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the VRDP Shares of the Funds” for additional information about each Fund’s VRDP Shares.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund , which are substantially identical to those of the Target Fund. The Funds have substantially identical investment objectives, investment policies and investment restrictions. A summary of the Funds’ investment objectives and significant investment policies and the Funds’ portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have substantially identical investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially identical to those of the Target Fund.

•

Investment Objectives. Each Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management.

•

Michigan Municipal Bonds. Each Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Please see below a comparison of the approximate amount invested in Michigan Municipal Bonds as a percentage of total assets for (i) each Fund as of May 31, 2015 and (ii) the Combined Fund, assuming the Reorganization had taken place as of May 31, 2015.

Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)
96.32%	95.11%	95.57%

•

Investment Grade Securities. Each Fund currently invests primarily in “investment grade” municipal bonds. Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of May 31, 2015 and (ii) the Combined Fund, assuming the Reorganization had taken place as of May 31, 2015.

Credit Ratings(1)	Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)(2)
AAA/Aaa	0.90%	0.90%	0.90%
AA/Aa	69.17%	66.21%	67.34%
A	26.64%	28.41%	27.74%
BBB/Baa	2.16%	2.16%	2.16%

(1)	Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(2)	Reflects the effect of the Reorganization.

•

Leverage. Each Fund currently engages in leverage through the issuance of VRDP Shares and the use of tender option bonds. Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of May 31, 2015 and (ii) the Combined Fund’s use of leverage, assuming the Reorganization had taken place as of May 31, 2015:

Ratios	Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)
Asset Coverage Ratio	300%	295%	297%
Regulatory Leverage Ratio(1)	33%	34%	34%
Effective Leverage Ratio(2)	37%	37%	37%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund Common Shares that are currently outstanding. The Acquiring Fund Common Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any directors. The outstanding Common Shares of each Fund are fully paid and non-assessable. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. Each Fund’s Common Shares are listed on the NYSE. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of May 31, 2015.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Target Fund (MYM)	Common Stock	200,000,000	None	12,098,420
Acquiring Fund (MIY)	Common Stock	200,000,000	None	18,248,909

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Target Fund (MYM)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
April 30, 2015	$13.49	$12.70	$15.13	$14.73	(10.84)%	(13.78)%
January 31, 2015	$13.45	$12.64	$15.13	$14.54	(11.10)%	(13.07)%
October 31, 2014	$12.73	$12.45	$14.53	$14.40	(12.39)%	(13.54)%
July 31, 2014	$13.05	$12.56	$14.20	$14.26	(8.09)%	(11.92)%
April 30, 2014	$12.67	$11.89	$14.04	$13.57	(9.76)%	(12.38)%
January 31, 2014	$11.96	$11.21	$13.56	$13.08	(11.80)%	(14.30)%
October 31, 2013	$11.81	$11.05	$13.21	$12.79	(10.60)%	(13.60)%
July 31, 2013	$14.36	$11.62	$15.25	$13.17	(5.84)%	(11.77)%
April 30, 2013	$15.04	$13.81	$15.24	$14.94	(1.31)%	(7.56)%
January 31, 2013	$15.73	$14.14	$15.20	$15.08	3.49%	(6.23)%
October 31, 2012	$15.57	$14.16	$15.19	$15.05	2.50%	(5.91)%
July 31, 2012	$14.61	$14.12	$15.16	$14.75	(3.63)%	(4.27)%

Acquiring Fund (MIY)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
April 30, 2015	$14.55	$13.88	$16.19	$15.74	(10.13)%	(11.82)%
January 31, 2015	$14.51	$13.60	$16.19	$14.54	(10.38)%	(6.46)%
October 31, 2014	$13.71	$13.31	$15.52	$14.40	(11.66)%	(7.57)%
July 31, 2014	$14.06	$13.47	$15.17	$15.24	(7.32)%	(11.61)%
April 30, 2014	$13.67	$12.94	$15.00	$14.48	(8.87)%	(10.64)%
January 31, 2014	$13.12	$11.97	$14.43	$13.08	(9.08)%	(8.49)%
October 31, 2013	$12.83	$12.05	$14.07	$13.62	(8.81)%	(11.53)%
July 31, 2013	$15.83	$12.35	$15.25	$14.02	3.80%	(11.91)%
April 30, 2013	$16.76	$14.67	$16.26	$15.96	3.08%	(8.08)%
January 31, 2013	$17.02	$15.47	$16.38	$16.24	3.91%	(4.74)%
October 31, 2012	$16.60	$15.47	$16.24	$16.12	2.22%	(4.03)%
July 31, 2012	$16.05	$15.16	$16.18	$14.75	(0.80)%	2.78%

For the periods shown in the tables above, the Common Shares of each Fund have traded at both a premium and discount to NAV.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of June 5, 2015.

Fund	Market Price	NAV	Premium/(Discount) to NAV
Target Fund (MYM)	$12.50	$14.34	(12.83)%
Acquiring Fund (MIY)	$13.44	$15.34	(12.39)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Acquiring Fund Common Shares may trade at a price that is less than the Acquiring Fund Common Shares’ current market price. In the Reorganization, common shareholders of the Target Fund will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganization.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s Common Shares and the aggregate amount of distributions declared during this period by the Acquiring Fund and the Target Fund was $1.82 per Common Share and $1.64 per Common Share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of May 31, 2015, each Fund had the following number of common shareholders:

Title of Class	Number of Target Fund (MYM) Record Holders	Number of Acquiring Fund (MIY) Record Holders
Common Stock	121	193

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The following table illustrates the anticipated reduction or increases in the Total Expense Ratio for the common shareholders of each Fund expected as a result of the completion of the Reorganization. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended January 31, 2015; and (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming the Reorganization had taken place on January 31, 2015.

	Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(b)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	$0.02 per share for open-market purchases of Common Shares(c)	Same as MYM	Same as MYM
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(d)	0.79%	0.80%	0.78%
Other Expenses	0.14%	0.11%	0.09%
Interest Expenses(e)	0.55%	0.57%	0.56%
Total Annual Fund Operating Expenses(d)(e)	1.48%	1.48%	1.43%

(a)	Assumes the Reorganization had taken place on January 31, 2015.
(b)

No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases of Common Shares pursuant to the Dividend Reinvestment Plan, which will be deducted from the value of the dividend. You will also be charged a $0.02 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(d)

Each pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Fund’s average daily net assets. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be 0.49% of the average daily net assets of the Combined Fund.

(e)

The total expense table includes interest expenses associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expenses are actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expenses, dividends associated with the VRDP Shares because the VRDP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

Target Fund (MYM)	Acquiring Fund (MIY)	Pro Forma Combined Fund (MIY)
0.93%	0.91%	0.87%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor in Common Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Target Fund (MYM)	$15	$47	$81	$177
Acquiring Fund (MIY)	$15	$47	$81	$177
Pro Forma Combined Fund (MIY)	$15	$45	$78	$171

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The Investment Advisor will bear a portion of each Fund’s costs with respect to the Reorganization. The expenses of the Reorganization are estimated to be $331,000 for the Target Fund and $351,000 for the Acquiring Fund, without consideration of any amount to be borne by the Investment Advisor. The Investment Advisor has agreed to pay approximately $115,000 of the Target Fund’s costs of the Reorganization and approximately $120,000 of the Acquiring Fund’s costs of the Reorganization. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of January 31, 2015 and (ii) the pro forma capitalization of the Combined Fund assuming the proposed Reorganization had occurred on January 31, 2015.

Capitalization as of January 31, 2015 (unaudited)

	Target Fund (MYM)	Acquiring Fund (MIY)	Adjustments	Pro Forma Combined Fund (MIY)
Net Assets Attributable to:
Common Shares(1)	$182,985,207	$295,465,788	$(447,000)(2)	$478,003,995
VRDP Shares	$87,300,000	$144,600,000		$231,900,000
Shares Outstanding
Common Shares	12,098,420	18,248,909	(801,182)(3)	29,546,147
VRDP Shares	873	1,446		2,319(4)
NAV per Common Share	$15.12	$16.19		$16.18
Liquidation Preference per VRDP Share	$100,000	$100,000		$100,000

(1)	Based on the number of outstanding Common Shares as of January 31, 2015.
(2)	Reflects non-recurring aggregate estimated reorganization expenses of $447,000, of which $216,000 was attributable to the Target Fund and $231,000 was attributable to the Acquiring Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per Common Share NAV.
(4)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

FINANCIAL STATEMENTS

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

(i).	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2014;

(ii).	the unaudited financial statements for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the six months ended January 31, 2015;

(iii).	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended July 31, 2014; and

(iv).	the unaudited financial statements for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report for the six months ended January 31, 2015.

No other parts of the Funds’ Annual Reports for the fiscal year ended July 31, 2014 or the Funds’ Semi-Annual Reports for the six months ended January 31, 2015 are incorporated by reference herein.

The unaudited pro forma financial information set forth below and is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of January 31, 2015.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of the Target Fund and the Acquiring Fund, each dated July 31, 2014, and the Semi-Annual Reports of the Target Fund and the Acquiring Fund, each dated January 31, 2015, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended January 31, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at February 1, 2014. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, each Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of its average daily net assets (0.79% of the average daily net assets attributable to the Target Fund’s Common Shares, and 0.80% of the average daily net assets attributable to the Acquiring Fund’s Common Shares, each for the 12-month period ended January 31, 2015). Average daily net assets are the average daily value of a Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the VRDP shares).

If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund (0.78% of the average daily net assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended January 31, 2015).

As of January 31, 2015, the net assets of (i) the Target Fund were $182,985,207 and (ii) the Acquiring Fund were $295,465,788. The net assets of the Combined Fund as of January 31, 2015 would have been $474,807,038 on a pro forma basis. In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in the Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization and the distribution of undistributed net investment income, as applicable (although shareholders may receive cash for their fractional common shares). The amount of increased common shares of 11,306,445 was calculated based on net asset value of the Acquiring Fund Common Shares of $16.07 in exchange for common shares of the Target Fund.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of June 1, 2041 and the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The special rate period is expected to be extended to June 22, 2016. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

On a pro forma basis for the twelve months ended January 31, 2015, the proposed Reorganization would result in a decrease of $72,090 in the investment advisory fees charged and a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $141,770 on a pro forma basis for the twelve months ended January 31, 2015.

The total annual portfolio operating expenses (including interest expenses) for the Target Fund was 1.48% as of January 31, 2015. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.48% as of January 31, 2015. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (including interest expenses) are expected to be 1.43%.

The total annual portfolio operating expenses (excluding interest expenses) for the Target Fund was 0.93% as of January 31, 2015. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 0.91% as of January 31, 2015. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (excluding interest expenses) are expected to be 0.87%.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of January 31, 2015, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, the Investment Advisor has agreed to pay approximately $115,000 of the Target Fund’s costs of the

Reorganization and approximately $120,000 of the Acquiring Fund’s costs of the Reorganization. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (MYM)	Acquiring Fund (MIY)
$331,000	$351,000

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of January 31, 2015, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (MYM)	Acquiring Fund (MIY)
$1,131,112	$2,065,845

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	Target Fund (MYM)	Acquiring Fund (MIY)
2015	$715	$0
2016	$254	$1,402
2017	$0	$2,031
No expiration date	$4,572	$5,793

CERTAIN PROVISIONS OF THE CHARTERS AND BYLAWS

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. At each annual meeting, shareholders of each Fund elect all 11 director nominees for one year terms. A Board Member elected by the shareholders may be removed (with or without cause), but only by action taken by the shareholders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock then entitled to vote in an election to fill that directorship.

Holders of a Fund’s outstanding preferred shares, including the VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Fund, are entitled to elect two directors of the Fund at all times.

In addition, each Fund’s charter requires the favorable vote of the holders of at least 66 2/3% of the Fund’s outstanding shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation;

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members fixed in accordance with the bylaws, in which case the affirmative vote of the holders of a majority of the Fund’s outstanding shares of common stock entitled to vote thereon is required.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including the Fund’s VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including the Fund’s VRDP Holders.

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 (the “Exchange Act”) and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of each Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

Each Fund is organized as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland. The Target Fund was incorporated on December 17, 1991 and commenced operations on February 28, 1992. The Acquiring Fund was incorporated under the laws of the State of Maryland on July 1, 1992 and commenced operations on October 30, 1992.

CONVERSION TO OPEN-END FUND

To convert each Fund to an open-end investment company, such Fund’s charter requires an amendment to the Fund’s charter. The amendment requires (i) the affirmative vote of the holders of at least 66 2/3% of such Fund’s outstanding Common Shares and VRDP Shares entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws), and (ii) the affirmative vote of a 1940 Act Majority of the outstanding VRDP Shares, voting as a separate class.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds’ have fixed the close of business on June 8, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of Common Shares and VRDP Shares outstanding:

Title of Class	Target Fund (MYM)	Acquiring Fund (MIY)
Common Shares	12,098,420	18,248,909
VRDP Shares	873	1,446

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

Target Fund VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. Acquiring Fund VRDP Holders are being asked to consider Proposals 1(C) and 2 below. With respect to Proposals 1(A), 1(B) and 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals. With respect to Proposal 2, abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

As used herein, a “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of the Target Fund are being asked to vote as a single class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the Target Fund’s dissolution in accordance with its charter and Maryland law.	Majority of Outstanding Shares Entitled to Vote

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the Target Fund’s dissolution in accordance with its charter and Maryland law.	1940 Act Majority

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.	Majority of Outstanding VRDP Shares

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.	Majority of the Votes Cast

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each director’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of April 30, 2015 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in the Target Fund (MYM)	Aggregate Dollar Range of Share Equivalents in the Target Fund (MYM)	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MIY)	Aggregate Dollar Range of Share Equivalents in the Acquiring Fund (MIY)	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	N/A	N/A	$50,001-$100,000	$50,001-$100,000
Barbara G. Novick	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Independent Board Members
Michael J. Castellano	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	N/A	$1-$10,000	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	N/A	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
Kathleen F. Feldstein	N/A	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
James T. Flynn	N/A	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
Jerrold B. Harris	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000

As of December 31, 2014, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of April 30, 2015, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares and none of the outstanding VRDP Shares of each such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of May 31, 2015. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
Target Fund (MYM)	First Trust Portfolio L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	840,422	6.95%	—	—
	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—
	Citibank, N.A.(2)	399 Park Avenue New York, New York 10022	—	—	873	100%
	Citicorp(2)	399 Park Avenue New York, New York 10022	—	—	—	—
	Citigroup Inc.(2)	399 Park Avenue New York, New York 10022	—	—	—	—
Acquiring Fund (MIY)	First Trust Portfolio L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,113,780	11.58%	—	—
	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—
	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—
	Citibank, N.A(2)	399 Park Avenue New York, New York 10022	—	—	1,446	100%
	Citicorp(2)	399 Park Avenue New York, New York 10022	—	—	—	—
	Citigroup Inc.(2)	399 Park Avenue New York, New York 10022	—	—	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before May 31, 2015.
(1)	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate their holdings as to each entity.
(2)	Citibank, N.A., Citicorp and Citigroup Inc. filed their Schedule 13G jointly. Citibank, N.A. holds 100% of the VRDP shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for each Fund performs an annual audit of such Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be such Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street Boston, MA 02116-5022. A representative of Deloitte & Touche LLP is not expected to be present at the Special Meeting.

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the year ended July 31, 2014 are incorporated by reference herein. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Legal Opinions

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Common Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Funds.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2015 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Friday, February 13, 2015. In the event a Fund moves the date of its 2015 annual shareholder meeting by more than 30 days from the anniversary of its 2014 annual shareholder meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2015 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2015 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2015 annual shareholder meeting in accordance with the bylaws of the Fund. The bylaws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2015 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s bylaws and be received by the Fund between Monday, March 2, 2015 and Wednesday, April 1, 2015.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Wednesday, April 1, 2015. In the event a Fund moves the date of its 2015 annual shareholder meeting by more than 25 days from the anniversary of its 2014 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2015 annual shareholder meeting in accordance with the advance notice provisions of the bylaws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for 2015’s annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the bylaws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022, Attention: Janey Ahn.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Chief Compliance Officer of their respective Fund, 100 Bellevue Parkway, Wilmington, DE 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $19,900 and $25,000 by the Target Fund and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from both the Common Shares and VRDP Shares. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2014 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 1, 2014. The financial statements of the Acquiring Fund for the six months ended January 31, 2015 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSRS on April 2, 2015.

The financial statements of the Target Fund for the fiscal year ended July 31, 2014 are incorporated by reference herein to the Target Fund’s annual report filed on Form N-CSR on October 1, 2014. The financial statements of the Target Fund for the six months ended January 31, 2015 are incorporated by reference herein to the Target Fund’s semi-annual report filed on Form N-CSRS on April 2, 2015.

See “Financial Statements.”

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 18, 2015

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            , 2015

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock MuniYield Michigan Quality Fund II, Inc., a registered non-diversified closed-end investment company, File No. 811-06501, (the “Target Fund”) and BlackRock MuniYield Michigan Quality Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-07080 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (as defined in Section 1(n) herein) (“Acquiring Fund VRDP Holders”) voting as a separate class, and in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(n) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP , each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) The Acquiring Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Semi-Annual Report for the six months ended January 31, 2015, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l) The proxy statement for the Acquiring Fund VRDP Holders and the Target Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquiring Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 1,446 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.10 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and non-assessable and has the voting rights provided by the Acquiring Fund’s charter and applicable law.

(o) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Sections 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Semi-Annual Report for the six months ended January 31, 2015, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (“Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”) and 873 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable and has the voting rights provided by the Target Fund’s charter and applicable law.

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Shares.

Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Maryland law and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), Notice of Special Rate Period and share certificates representing such VRDP Shares, in each case as of the effective date of the Reorganization, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the VRDP Shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Directors of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to Target Fund VRDP Holders on the Closing Date shall only be distributed to Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing

Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the VRDP Shares Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the effective date of the Reorganization and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the effective date of the Reorganization or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by the Board of Directors of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a majority of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, of either (i) 67% or more of the Target Fund VRDP Shares present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding Target Fund VRDP Shares were present or represented by proxy or (ii) more than 50% of the outstanding Target Fund VRDP Shares, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of Directors of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) the Acquiring Fund is validly existing as a corporation and in good standing under the laws of the State of Maryland;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement; the execution and delivery of and the consummation by the Acquiring Fund of the transactions contemplated under this Agreement have been duly authorized by all requisite action of the Acquiring Fund; and this Agreement has been duly executed by the Acquiring Fund;

(iv) the execution, delivery and performance of this Agreement by the Acquiring Fund do not and will not conflict with, or result in any breach of or constitute a default under, any provision of the Acquiring Fund’s charter and bylaws or any Maryland statute applicable to the Acquiring Fund;

(v) no approval of any governmental authority of the State of Maryland having jurisdiction over the Acquiring Fund is required in connection with the execution and delivery of this Agreement by the Acquiring Fund or the performance by the Acquiring Fund of its obligations thereunder;

(vi) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of New York;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement: (i) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (ii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iii) violates the 1940 Act or any law, rule or regulation of the State of New York or the State of Maryland;

(viii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of New York or the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(ix) the issuance of the Acquiring Fund Shares to be issued in the manner contemplated by the N-14 Registration Statement and as contemplated by this Agreement has been duly authorized and, when issued in accordance with the Agreement at the effective time, the Acquiring Fund Shares will be validly issued, fully paid and non-assessable.

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of Directors of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of Directors of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of the votes cast at the Acquiring Fund’s shareholder meeting where such issuance of additional Acquiring Fund Common Shares shall be approved.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Directors of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) the Target Fund is validly existing as a corporation and in good standing under the laws of the State of Maryland;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement; the execution and delivery of and the consummation by the Target Fund of the transactions contemplated under this Agreement have been duly authorized by all requisite action of the Target Fund; and this Agreement has been duly executed by the Target Fund.

(iv) the execution, delivery and performance of this Agreement by the Target Fund do not and will not conflict with, or result in any breach of or constitute a default under, any provision of the Target Fund’s charter and bylaws or any Maryland statute applicable to the Target Fund.

(v) no approval of any governmental authority of the State of Maryland having jurisdiction over the Target Fund is required in connection with the execution and delivery of this Agreement by the Target Fund or the performance by the Target Fund of its obligations thereunder;

(vi) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of New York;

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement: (i) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (ii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iii) violates the 1940 Act or any law, rule or regulation of the State of New York or the State of Maryland; and

(viii) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of New York or the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(h) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(l) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(m) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the

Articles Supplementary, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, and the share certificate of the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Acquiring Fund and the Target Fund; (ii) by the Board of Directors of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Directors; and (iii) by the Board of Directors of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2016, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Directors of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to BlackRock MuniYield Michigan Quality Fund II, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield Michigan Quality Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Directors at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Directors of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

By:
Name:
Title:

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC.

By:
Name:
Title:

APPENDIX B—DESCRIPTION OF VRDP SHARES AND RISKS

DESCRIPTION OF VRDP SHARES

The following is a description of the terms of the Acquiring Fund VRDP Shares. The following description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VRDP Shares in the Articles Supplementary, the Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement, filed as exhibits to the registration statement on Form N-14 filed with the SEC on May 8, 2015. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them herein in “—Glossary”.

Terms Applicable to the VRDP Shares Generally

The following is a description of the terms of the Acquiring Fund VRDP Shares, which is applicable for all Rate Periods, except to the extent specified in the terms of the Current Special Rate Period. The Acquiring Fund VRDP Shares are currently in a three year special rate period that will end on June 24, 2015, or such later date to which it may be extended (such period, the “Current Special Rate Period”. The Current Special Rate Period is expected to be extended to June 22, 2016.) For information about the terms of the Acquiring Fund VRDP Shares during the Current Special Rate Period, please see “—Terms Applicable to the VRDP Shares During the Special Rate Period,” discussed below.

General

The Articles Supplementary currently authorizes 1,446 VRDP Shares. If the Reorganization is consummated, the Articles Supplementary will be amended to reflect the authorization of an additional 873 VRDP Shares. Please see the form of such amendment attached as Appendix C. All VRDP Shares have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The VRDP Shares rank on parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Acquiring Fund and the distribution of assets upon liquidation. All VRDP Shares carry one vote per share on all matters on which such shares are entitled to be voted. VRDP Shares, when issued, are expected to be fully paid and nonassessable and have no preemptive, conversion or cumulative voting rights.

Cumulative Cash Dividends and Dividend Periods

General. Holders are entitled to receive, when declared, cumulative cash dividends at the Applicable Rate for the VRDP Shares, payable on the Dividend Payment Date to the holders of record on such dates with respect to VRDP Shares. Holders are not entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on VRDP Shares. No interest, or sum of money in lieu of interest, are payable in respect of any dividend payment or payments on VRDP Shares which may be in arrears, and, except that the Acquiring Fund is required to pay as a supplemental dividend a Late Charge (as defined below) on account of a Failure to Deposit (as discussed below), no additional sum of money will be payable in respect of any such arrearage. Each dividend on VRDP Shares are declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date.

The Dividend Payment Date with respect to the VRDP Shares is generally the first (1st) Business Day of each calendar month.

In connection with any transfer of VRDP Shares, the transferor as Beneficial Owner of VRDP Shares are deemed to have agreed pursuant to the terms of the VRDP Shares to transfer to the transferee the right to receive from the Acquiring Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Shares by the transferee.

Determination of Applicable Rate. The Applicable Rate is generally determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the VRDP Shares on the first (1st) day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). The Applicable Rate will not exceed the Maximum Rate. Notwithstanding the foregoing, the Applicable Rate for a Subsequent Rate Period that has been designated a Special Rate Period may be determined in accordance with the Notice of Special Rate Period designating such Special Rate Period.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

For each Subsequent Rate Period, the dividend rate on VRDP Shares is expected to be equal to the rate per annum that results from the Applicable Rate Determination for the VRDP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)	if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below or in the Articles Supplementary, the dividend rate on the VRDP Shares for such Subsequent Rate Period is required to be adjusted to the Maximum Rate for the VRDP Shares on the Rate Determination Date therefor;

(B)	in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate is required to continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days;

(C)

if any Failure to Deposit occurs with respect to the VRDP Shares during any Dividend Period, but, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit has been cured in accordance with the Articles Supplementary and the Acquiring Fund has paid to the Tender and Paying Agent a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the VRDP Shares, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit has not been cured in accordance with the Articles Supplementary (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the Redemption Price of the VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Articles Supplementary, an amount computed by multiplying, (x) for the Rate Period during which such Failure to Deposit occurs on the Redemption Date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit is not cured in accordance with the Articles Supplementary (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with the Articles Supplementary, no Applicable Rate Determination is expected be held in respect of the VRDP Shares for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for the VRDP Shares for such Subsequent Rate Period is required to be the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period; or

(D)	if any Failure to Deposit has occurred with respect to the VRDP Shares during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred such Failure to Deposit has not been cured in accordance with the Articles Supplementary or the Acquiring Fund has not paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of the VRDP Shares for the first Subsequent Rate Period thereof thereafter (or for any Subsequent Rate Period thereof thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with the Articles Supplementary and (2) the Acquiring Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for the VRDP Shares for each such Subsequent Rate Period is required to be a rate per annum equal to the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for the VRDP Shares, for purposes of determining such Maximum Rate, being deemed to be “below ‘BBB-’”).

The dividend rates described above are each an “Applicable Rate.”

The amount of dividends per share payable on the VRDP Shares on any Dividend Payment Date is equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) is computed by multiplying the Applicable Rate in effect for such VRDP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

A Failure to Deposit with respect to the VRDP Shares will be cured (if such Failure to Deposit is not solely due to the willful failure of the Acquiring Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period if, within the respective time periods described above, the Acquiring Fund pays to the Tender and Paying Agent (A) all accumulated but unpaid dividends on the VRDP Shares and (B) without duplication, the Redemption Price for VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Articles Supplementary; provided, however, that the foregoing clause (B) will not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent will not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Generally, dividends on VRDP Shares are paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. Any dividend payment made on VRDP Shares that is insufficient to cover the entire amount of dividends payable are first credited against the earliest accumulated but unpaid dividends due with respect to such VRDP Shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Acquiring Fund on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors.

Dividends on VRDP Shares are designated as exempt-interest dividends up to the amount of Net Tax-Exempt Income of the Acquiring Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

Inclusion of Capital Gains and/or Ordinary Income in Dividends. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares must allocate to each such class proportionate amounts of each type of its income (exempt interest, ordinary income and capital gains) for each tax year based on the percentage of total dividends distributed to each class for such year. The Acquiring Fund presently intends that, so long as the Internal Revenue Service maintains this position, it expects to allocate to the fullest extent practicable net capital gains and ordinary income, if any, in each year between its Common Shares and its VRDP Shares in proportion to the total dividends paid to each class with respect to such year.

The Acquiring Fund presently intends that, for a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, it will include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares in a manner such that the taxable nature of that income will be taken into account when the Remarketing Agent sets the Applicable Rate. In such event, the Acquiring Fund is required to notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (A) not later than fourteen (14) calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (B) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and the Remarketing Agent is required to promptly notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt interest income, the different types of income are expected to be paid in the same relative proportions for each day during that Rate Period.

The Acquiring Fund may also include such ordinary income or capital gains in a dividend on the VRDP Shares without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation (as described below) and the additional amount was a Gross-up Payment (as described below); provided that the Acquiring Fund notifies the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. The Acquiring Fund presently expects that it will include ordinary income or capital gains in dividends without giving advance notice and pay any required additional amount only for Special Rate Periods of more than twenty-eight (28) Rate Period Days, or in situations where the need to allocate taxable income to VRDP Shares was discovered after the time when such advance notice could readily have been given.

Gross-up Payments. Holders are entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)	If the Acquiring Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as discussed above (such allocation being referred to herein as a “Taxable Allocation”), the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

(b)	The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Restrictions on Dividends and Other Distributions. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on the shares of any class or series of stock of the Acquiring Fund ranking, as to the payment of dividends, on a parity with VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the VRDP Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon the VRDP Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of stock of the Acquiring Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared upon VRDP Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with VRDP Shares are expected to be declared pro rata so that the amount of dividends declared per VRDP Share and such other class or series of stock will in all cases bear to each other the same ratio that accumulated dividends per VRDP Share and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per VRDP Share will be based on the Applicable Rate for such share effective during the Dividend Periods during which dividends were not paid in full).

The Board of Directors may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

For so long as any VRDP Share is Outstanding, and except as set forth above and except for pro rata distributions as set forth in the Articles Supplementary, (A) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Acquiring Fund ranking junior to or on a parity with the VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to or on a parity with VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRDP Shares through their most recently ended Dividend Period have been paid or have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Acquiring Fund has redeemed the full number of VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) would each at least equal the VRDP Shares Basic Maintenance Amount.

Designation of Special Rate Periods. The Acquiring Fund, at its option, with the prior written consent of the Liquidity Provider, may designate any succeeding Subsequent Rate Period of the VRDP Shares as a Special Rate Period (a “Special Rate Period”) consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as described in the next paragraph. A designation of a Special Rate Period is effective only with the prior written consent of the Liquidity Provider and if (A) it is permitted by applicable law and the Charter, (B) notice thereof have been given in accordance with the Articles Supplementary, (C) no VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, and (D) if any Notice of Redemption has been provided by the Acquiring Fund with respect to any VRDP Shares, the Redemption Price with respect to the VRDP Shares has been deposited with the Tender and Paying Agent. In the event the Acquiring Fund wishes to designate any succeeding Subsequent Rate Period for VRDP Shares as a Special Rate Period consisting of more than twenty-eight (28) Rate Period Days, the Acquiring Fund will notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) in advance of the commencement of such Subsequent Rate Period that the Acquiring Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and is required to provide Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with such documents as they may request.

If the Acquiring Fund proposes to designate any succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, not less than twenty (20) (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than thirty (30) days prior to the date the Acquiring Fund proposes to designate as the first (1st) day of such Special Rate Period (which will be such day that would otherwise be the first (1st) day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) will be sent by the Acquiring Fund by first-class mail, postage prepaid or by Electronic Means to the Holders with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice will state (A) that the Acquiring Fund may exercise its option to designate a succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, specifying the first (1st) day thereof, (B) that the Acquiring Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for the VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period and (G) the Special Optional Tender Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period.

No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of any proposed Special Rate Period of VRDP Shares as to which notice has been given (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Acquiring Fund is required to deliver to the Remarketing Agent and the Liquidity Provider either:

(a)

a notice (“Notice of Special Rate Period”) stating (A) that the Acquiring Fund has determined to designate the next succeeding Rate Period of VRDP Shares as a Special Rate Period, specifying the same and the first (1st) day thereof, (B) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (C) the rate calculation period to be used in determining the Applicable Rate if the term thereof is different from the term of the Special Rate Period and any other special provisions relating to the calculation of the Applicable Rate, including any provision for setting the Applicable Rate by reference to any index or to the ratings of the VRDP Shares or specifying any additional events or conditions the existence or occurrence of which result in adjustments to the Applicable Rate or additional fees or payments in respect of VRDP Shares (which provisions may vary provisions that are set forth in the Charter (including the Articles Supplementary), provided that the provisions and variations are clearly and expressly set forth in the Notice of Special Rate Period), (D) that such Special Rate Period will not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period, (G) the Special Optional Tender Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period (including whether the Optional Tender provisions will be applicable or otherwise subject to special conditions during the Special Rate Period), (H) the special provisions, if any, relating to the transfer of the VRDP Shares during the Special Rate Period, (I) the special provisions, if any, related to Taxable Allocations during the Special Rate Period and any resulting Gross-up Payments during the Special Rate Period including, but not limited to, that Section 3 of Part I and Section 6 of Part II of the Articles Supplementary will have no effect during the Special Rate Period and that, instead, alternative special provisions will be observed during such period, (J) the special provisions, if any, relating to the creation and termination of the Special Rate Period including, but not limited to, any provisions relating to the nature and scope of the obligations and rights of the Liquidity Provider and the Remarketing Agent in connection therewith, the short-term credit ratings of the Liquidity Provider and the short-term preferred stock ratings of the VRDP Shares, the Remarketing of the VRDP Shares upon the termination of the Special Rate Period, the applicability of the redemption and certain other related provisions of the Articles Supplementary with respect to VRDP Shares held by the Liquidity Provider (whether or not in its capacity as such) during the Special Rate Period and any rights of the Acquiring Fund to request Holders of VRDP Shares to agree to an extension of the Special Rate Period prior to the termination thereof and (K) the special provisions, if any, relating to Mandatory Tender Events and Mandatory Tenders with respect to VRDP Shares during the Special Rate Period (including whether Mandatory Tender Events and Mandatory Tenders will be applicable during the Special Rate Period), such notice to be accompanied by a VRDP Shares Basic Maintenance Report showing that, as of the third (3rd) Business Day immediately preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating such VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating such VRDP Shares at the request of the Acquiring Fund) each have an aggregate Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the Moody’s Guidelines); or

(b)	a notice stating that the Acquiring Fund has determined not to exercise its option to designate a Special Rate Period for the VRDP Shares and that the next succeeding Rate Period for the VRDP Shares will be a Minimum Rate Period.

If the Acquiring Fund fails to deliver either of the notices described above by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Acquiring Fund will be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in (b) above. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (a) above, it is required to file a copy of such notice with the secretary of the Acquiring Fund, and the contents of such notice will be binding on the Acquiring Fund and the Holders and Beneficial Owners of the VRDP Shares. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (b) above, the Acquiring Fund is required to provide Moody’s (if Moody’s is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and Fitch (if Fitch is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) a copy of such notice.

In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a Notice of Special Rate Period, it is required to deliver, concurrently with the delivery thereof to the Remarketing Agent and the Liquidity Provider, such Notice of Special Rate Period to the Holders of the VRDP Shares subject to the Special Rate Period. During the term of the Special Rate Period, the Acquiring Fund is required to provide a copy of the Notice of Special Rate Period to (i) any Holder or Beneficial Owner of the VRDP Shares upon request and (ii) any Holder or Beneficial Owner that is a transferee in any transfer of the VRDP Shares during the Special Rate Period promptly after receiving the notice described below, provided the Acquiring Fund has been notified of any such transfer and has been provided with the contact information of such Holder or Beneficial Owner, as applicable.

A Notice of Special Rate Period may be amended by the Acquiring Fund at any time; provided, however, that the Acquiring Fund delivers any such amendment to the Remarketing Agent, the Liquidity Provider and the Acquiring Fund VRDP Holders subject to the Special Rate Period.

The designation of a Special Rate Period is a Mandatory Tender Event. See “Remarketing—Mandatory Tender” below.

Failed Remarketing Condition and Maximum Rate

A Failed Remarketing Condition means the occurrence of a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth below) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days. Pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent is required to provide notice of such Failed Remarketing Condition within two (2) Business Days of receipt by the Tender and Paying Agent of such notice of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to the Holders (with a copy to the Acquiring Fund).

The “Maximum Rate” for the VRDP Shares on any Rate Determination Date, or in respect of the occurrence of a Failed Remarketing Condition for the VRDP Shares, means the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. Any change in the definition of the Maximum Rate will require the prior written consent of the Liquidity Provider. The Maximum Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Acquiring Fund has given notification to the Remarketing Agent and the Tender and Paying Agent prior to the Applicable Rate Determination for the Rate Period pursuant to the Articles Supplementary that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

The “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

The “Applicable Percentage” of the Applicable Base Rate is as follows:

Long-Term* Rating		Applicable Percentage of Applicable Base Rate—No Notification
Fitch	Moody’s
AA- to AAA	Aa3 to Aaa	100%
BBB- to A+	Baa3 to A1	110%
Below BBB-**	Below Baa3**	135%

(1)	And/or the equivalent ratings of an Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund; utilizing the lower of the ratings of the Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund.
(2)	Includes unrated, if no Rating Agency is then rating the VRDP Shares

In the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II of the Articles Supplementary that any ordinary income and capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table will be divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and Michigan personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and Michigan corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

“Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described below) when there is not a Failed Remarketing Condition, 200 basis points (2.00%).

If a Failed Remarketing Condition has occurred or is continuing, then the Applicable Spread is 200 basis points (2.00%) up to 59 days after the occurrence of a Failed Remarketing Condition. If a Failed Remarketing Condition continues for more than 59 days, then the determination of the Applicable Spread will increase in accordance with the following schedule:

sixty (60) days but fewer than ninety (90) days of a continued Failed Remarketing Condition:	225 basis points	(2.25%)

ninety (90) days but fewer than 120 days of a continued Failed Remarketing Condition:	250 basis points	(2.50%)

120 days but fewer than 150 days of a continued Failed Remarketing Condition:	275 basis points	(2.75%)

150 days but fewer than 180 days of a continued Failed Remarketing Condition:	300 basis points	(3.00%)

180 days or more of a continued Failed Remarketing Condition:	400 basis points	(4.00%)

If at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%), and the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, then such Applicable Spread will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists (the “45-Day Period”).

If a new Failed Remarketing Condition occurs prior to the end of the 45-Day Period, and the Applicable Spread is 225 basis points (2.25%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 250 basis points (2.50%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 275 basis points (2.75%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 300 basis points (3.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 400 basis points (4.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the

VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount in the Rating Agency Guidelines of the Rating Agency or Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

Notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, in no event will the Maximum Rate exceed 15%; provided, however, that in the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to the Articles Supplementary that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Maximum Rate will not exceed 15% divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and Michigan personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and Michigan corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

Redemptions

Mandatory Redemption. The Acquiring Fund is required to redeem, out of funds legally available therefor and otherwise in accordance with state law, all Outstanding VRDP Shares on May 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

The Acquiring Fund also is required to redeem VRDP Shares, out of funds legally available therefor and otherwise in accordance with state law, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Directors for redemption, certain of the VRDP Shares, if the Acquiring Fund fails to:

(i)

have either Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a

Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount; or

(ii)	maintain the Minimum VRDP Shares Asset Coverage;

and such failure is not cured on or before the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

In the event of failure by the Acquiring Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Shares Basic Maintenance Amount, if then applicable, the Acquiring Fund may seek to cure such failure on or prior to the VRDP Shares Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the VRDP Shares at the request of the Acquiring Fund as in effect at the time of failure.

The number of VRDP Shares to be redeemed is required to be equal to the lesser of (i) the minimum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the Acquiring Fund’s (a) having each of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount, or (b) maintaining the Minimum VRDP Shares Asset Coverage, as the case may be, on the applicable Cure Date (provided, however, that if there is no such minimum number of VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and Preferred Shares then outstanding is required to be redeemed), and (ii) the maximum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds legally available therefor in accordance with the Charter and applicable law. In determining the VRDP Shares required to be redeemed in accordance with the foregoing, the Acquiring Fund is required to allocate the number required to be redeemed to satisfy the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage, as the case may be, pro rata among VRDP Shares and other Preferred Shares (and, then, pro rata among each series of VRDP Shares) subject to redemption or retirement. The Acquiring Fund is required to effect such redemption on the date fixed by the Acquiring Fund therefor, which date may not be earlier than ten (10) days nor later than sixty (60) days after the applicable Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Acquiring Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to sixty (60) days after the applicable Cure Date, the Acquiring Fund is required to redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed will be redeemed pro rata, by lot or other fair method as determined by the Board from the Holders in proportion to the number of VRDP Shares held by such Holders.

In addition, in accordance with the Articles Supplementary and if then required pursuant to the Fee Agreement, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous period of six (6) months (the “Six-Month Period”) during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares will have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock; provided, that, as of the date of redemption: (i) to the extent any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party, or any successor or permitted assign; and (ii) to the extent (a) any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption will have made written affirmation to the Acquiring Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso will not relieve the Acquiring Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and will only result in a delay by the Acquiring Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares is required to be determined by the Acquiring Fund on a first-in, first-out basis. The Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Acquiring Fund for such redemption, which date may not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund is required to redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

In connection with any Failed Remarketing Condition—Purchased VRDP Shares Redemption, the Acquiring Fund is required under the Fee Agreement to segregate assets for the purpose of such redemption. See “The Purchase Obligation—Fee Agreement.”

Optional Redemption. VRDP Shares may be redeemed, at the option of the Acquiring Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor and otherwise in accordance with applicable state law, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares remain Outstanding; and (2) the Notice of Special Rate Period relating to a Special Rate Period of VRDP Shares, as delivered to the Remarketing Agent and filed with the secretary of the Acquiring Fund, may provide that VRDP Shares may not be redeemable during the whole or any part of such Special Rate Period or may be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as may be specified therein (“Special Redemption Provisions”).

The Acquiring Fund may not on any date send a Notice of Redemption in respect of an Optional Redemption unless on such date (a) the Acquiring Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a Market Value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such VRDP Shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) each at least equals the VRDP Shares Basic Maintenance Amount, and would at least equal the VRDP Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets will be determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the definition of Moody’s Discount Factor herein.

Notice of Redemption and Other Redemption Provisions. If the Acquiring Fund determines or is required to redeem, in whole or in part, VRDP Shares pursuant to the Articles Supplementary, the Acquiring Fund is required to send a Notice of Redemption, by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider, or, in the case of a redemption resulting from a Failed Remarketing Condition—Purchased VRDP Shares Redemption, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Acquiring Fund to promptly do so by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Acquiring Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time will be acceptable to the Tender and Paying Agent. Such a notice is required to be sent to Holders not less than ten (10) days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption is required to state: (i) the Redemption Date; (ii) the number of VRDP Shares to be redeemed and the series thereof; (iii) the CUSIP number for VRDP Shares; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of the Articles Supplementary under which such redemption is made. If fewer than all VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder is required to also specify the number of VRDP Shares to be redeemed from such Holder. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that the Acquiring Fund may not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof will affect the validity of redemption proceedings, except as required by applicable law.

Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed is required to be selected pro rata from among the Holders of VRDP Shares in proportion to the number of VRDP Shares held by such Holders of VRDP Shares, by lot or in such manner as the Board of Directors may determine to be fair and equitable. Subject to the Articles Supplementary, the Board of Directors have the full power and authority to prescribe the terms and conditions upon which VRDP Shares will be redeemed from time to time.

Notwithstanding the provisions governing a Mandatory Redemption or Optional Redemption under the Articles Supplementary, if any dividends on VRDP Shares (whether or not earned or declared) are in arrears, no VRDP Shares will be redeemed unless all Outstanding VRDP Shares are simultaneously redeemed, and the Acquiring Fund may not otherwise purchase or acquire any VRDP Shares; however, the foregoing will not prevent the purchase or acquisition of Outstanding VRDP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of Outstanding VRDP Shares.

To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption is required to be made as soon as practicable to the extent such funds become available. A failure to redeem VRDP Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Acquiring Fund fails, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares for which such Notice of Redemption has been sent; provided, however, that the foregoing will not apply in the case of the Acquiring Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Acquiring Fund may not have redeemed VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on VRDP Shares and is required to include those VRDP Shares for which a Notice of Redemption has been provided.

Upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount sufficient to redeem the VRDP Shares that are the subject of such notice, dividends on such VRDP Shares will cease to accumulate and such VRDP Shares will no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Shares Purchase Agreement, for any purpose, and all rights of the holders of the VRDP Shares so called for redemption will cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Articles Supplementary. Notwithstanding the foregoing, VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

Liquidation

VRDP Shares rank on a parity with each other and with shares of any other series of Preferred Shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, and the Holders then Outstanding are entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to such stockholders and otherwise in accordance with applicable state law, before any payment or distribution may be made on the Common Shares or on any other class of shares of the Acquiring Fund ranking junior to the VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such VRDP Shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to, but excluding, the date of final distribution in same day funds, together with any payments required to be made pursuant to the Articles Supplementary in connection with the liquidation of the Acquiring Fund. After the payment to the Holders of the full preferential amounts, the Holders as such will have no right or claim to any of the remaining assets of the Acquiring Fund.

In the event the assets of the Acquiring Fund available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such Holders are entitled pursuant to the Articles Supplementary, no such distribution may be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts are paid on account of the VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

Subject to the rights of the holders of any shares of any series or class or classes of shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, after payment has been made in full to the Holders, but not prior thereto, any other series or class or classes of shares ranking junior to the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders will not be entitled to share therein.

Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary.

Rating Agency Guidelines and Minimum VRDP Shares Asset Coverage

The Acquiring Fund is required under the Rating Agency Guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount. Each Rating Agency has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the Rating Agency Guidelines, all or a portion of such holding’s value may not be included in the calculation of Discounted Value. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The VRDP Shares Basic Maintenance Amount includes the sum of (a) the aggregate Liquidation Preference of VRDP Shares then Outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the Rating Agency Guidelines (and the Fee Agreement if required) to maintain, with respect to VRDP Shares, as of the last Business Day of each month, Minimum VRDP Shares Asset Coverage of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including the VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the VRDP Shares Basic Maintenance Amount or (b) the Minimum VRDP Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or agencies then rating the VRDP Shares at the request of the Acquiring Fund, the Acquiring Fund may be required to redeem VRDP Shares as described under “—Redemption—Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by a Rating Agency. Failure to adopt any such modification, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the VRDP Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the Rating Agency Guidelines in the event the Acquiring Fund receives written confirmation from the applicable Rating Agency, that any such amendment, alteration or repeal would not impair the ratings then assigned by such Rating Agency to the VRDP Shares.

The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that a Holder will be able to sell such VRDP Shares in a remarketing or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Acquiring Fund and the Investment Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by an NRSRO.

A Rating Agency’s guidelines apply to VRDP Shares only so long as such Rating Agency is rating such shares. The Acquiring Fund is required to pay certain fees to Moody’s or Fitch, or both, for rating VRDP Shares.

Voting Rights

Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of VRDP Shares will be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of stockholders of the Acquiring Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund, will be entitled to elect two directors of the Acquiring Fund at all times, with each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, will elect the balance of the directors.

If (i) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, are due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Tender and Paying Agent for the payment of such accumulated dividends, or (ii) at any time holders of the Preferred Shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund, then the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, including the VRDP Shares, as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. A special meeting of stockholders would be called and held as soon as reasonably practicable, which may be called by the Acquiring Fund by notice in accordance with the bylaws or by a holder of Preferred Shares on like notice. At that meeting and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, including the VRDP Shares, are entitled, voting together as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund) to elect the smallest number of additional directors that, together with the two directors which such holders are in any event entitled to elect, constitutes a majority of the total number of directors of the Acquiring Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Acquiring Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including the VRDP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares, including VRDP Shares (but not of the directors with respect to whose election the holders of Common Shares were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least a majority of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or authorize, create or issue additional shares of any series of VRDP Shares (except that, notwithstanding the foregoing, but subject to certain Rating Agency approvals, the Board, without the vote or consent of the Holders, may with the prior written consent of the Liquidity Provider from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of VRDP Shares or classes or series of Preferred Shares ranking on a parity with VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund), or (b) amend, alter or repeal the provisions of the Charter, or the Articles Supplementary, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VRDP Shares or the Holders thereof set forth in the Charter or the Articles Supplementary; provided, however, that (i) none of the actions permitted by the exception to clause (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the Minimum VRDP

Shares Asset Coverage or, if Moody’s, Fitch or any Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund, the VRDP Shares Basic Maintenance Amount. For purposes of the foregoing, except as otherwise set forth in the Articles Supplementary, no matter will be deemed to adversely affect any right, preference or power of the VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes the terms of any preferential rights of such series, (ii) creates, alters or abolishes the terms of any right in respect of redemption of such series, or (iii) creates or alters (other than to abolish or to comply with applicable law) the terms of any restriction on transfer applicable to such series. So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of VRDP Shares in a manner different from any other series of VRDP Shares, the Acquiring Fund may not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series Outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). When Holders are entitled to vote on Charter amendments, such Holders will have exclusive voting rights on Charter amendments that would alter only the contract rights, as expressly set forth in the Charter (including the Articles Supplementary), of the Holders of the VRDP Shares.

Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any action not described in this paragraph requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Acquiring Fund is required to, not later than ten (10) Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) or each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The foregoing rights of the owners of the Preferred Shares, including the VRDP Shares, to vote as a separate class on certain matters are in addition to the right of the Preferred Shares, including the VRDP Shares, and the owners of Common Shares of the Acquiring Fund, voting together as a single class, to vote on such matters.

The Articles Supplementary do not require the Acquiring Fund to maintain any particular preferred stock ratings for the VRDP Shares, and the Board of Directors may, subject to Section 5(d) of Part I of the Articles Supplementary, at any time, terminate the services of a Rating Agency then providing a rating for the VRDP Shares with or without replacement, in either case, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, provided that the Acquiring Fund is required to provide notice to Holders as described below prior to terminating the services of a Rating Agency.

The Board of Directors, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another Rating Agency, provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to Holders prior to terminating the services of a Rating Agency and replacing it with another Rating Agency. In the event a Rating Agency ceases to furnish a preferred stock rating or the Acquiring Fund terminates a Rating Agency with replacement in accordance with Section 5(d) of Part I of the Articles Supplementary, the Acquiring Fund will no longer be required to comply with the Rating Agency Provisions of the Rating Agency so terminated and, as applicable, the Acquiring Fund will be required to thereafter comply with the Rating Agency Provisions of each Rating Agency then providing a rating for the VRDP Shares.

The Board of Directors, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement, provided that (i) the Acquiring Fund has given the Remarketing Agent, the Tender and Paying Agent, and the Liquidity Provider, and Moody’s, Fitch or Other Rating Agency, as applicable, and Holders of VRDP Shares at least 45 calendar days’ advance written notice of such termination of services, (ii) the Acquiring Fund is in compliance with the Moody’s Provisions, the Fitch Provisions or the Other Rating Agency Provisions, as the case may be, at the time the 45 calendar days’ advance written notice is given and at the time of the termination of services and (iii) the VRDP Shares continue to be rated by at least one NRSRO at and after the time of the termination of services.

The Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, is required to be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Acquiring Fund, the Board of Directors and any holder of Preferred Shares, including VRDP Shares, or any other stockholder of the Acquiring Fund.

The Board of Directors, without the vote or consent of any holder of Preferred Shares, including any Holder of VRDP Shares, or any other stockholder of the Acquiring Fund, may from time to time take such actions as may be reasonably required in connection with obtaining, maintaining or changing the rating of any Rating Agency that is then rating the VRDP Shares at the request of the Acquiring Fund, and any such action will not be deemed to affect the preferences, rights or powers of Preferred Shares, including VRDP Shares, or the Holders thereof, provided that the Board of Directors receives written confirmation from such Rating Agency, as applicable, then rating the VRDP Shares at the request of the Acquiring Fund (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any series of VRDP Shares) that any such action would not adversely affect the rating then assigned by such Rating Agency.

Remarketing Procedures

Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day) by a proper delivery of a Notice of Tender to the Tender and Paying Agent. Each Notice of Tender will be irrevocable (except as provided below) and effective upon receipt and will:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission is unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased, and the Purchase Date, and be in substantially the form of and contain such other information specified in Exhibit C to Appendix B to this Appendix; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as provided below) on or before 2:00 p.m., New York City time, on the Purchase Date.

Upon receipt of a Notice of Tender, the Tender and Paying Agent is required to provide a copy of such notice to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission is unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent is required to be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) is required to notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent is required to contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by such time. The Tender and Paying Agent is required to deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date is required to be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

Mandatory Tender

VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Tender will be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of the Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days, prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Articles Supplementary will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred.

The Purchase Date in respect of a Mandatory Tender Event may not be later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (i) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (ii) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (iii) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (iv) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

Remarketing Schedule

In connection with any attempted Remarketing, all tendered VRDP Shares is required to be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider is required to be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, is required to be communicated by the Remarketing Agent to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares is required to be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale is required to provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m. New York City time on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m. New York City time on the related Purchase Date.

By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent is required to deliver a notice to the Tender and Paying Agent and the Liquidity Provider (and, at the direction of the Acquiring Fund, concurrently therewith or as promptly as practicable thereafter, to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice) (a “Remarketing Notice”), by email transmission or facsimile transmission that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent is required to promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) a preliminary Notice of Purchase (“Preliminary Notice of Purchase”) that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if proceeds from a Remarketing for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent is required to deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, will be treated as not having been successfully remarketed and will be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider will equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

The Liquidity Provider is required to, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Acquiring Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligation under the VRDP Shares Purchase Agreement, in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of VRDP Shares in the form of global securities.

Any VRDP Shares held by the Liquidity Provider will be deemed to have been tendered for Remarketing pursuant to an Optional Tender on the Business Day immediately following the acquisition of such VRDP Shares by the Liquidity Provider, and such notice will be deemed to have been given in a timely manner.

In connection with the allocation of VRDP Shares tendered for Remarketing by the Liquidity Provider and any other holder of VRDP Shares in any Remarketing, the Remarketing Agent is required to allocate those VRDP Shares previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those VRDP Shares acquired earliest by the Liquidity Provider).

In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, the Acquiring Fund (i) upon becoming aware thereof, is required to promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date, the Tender and Paying Agent is required to deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price is required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Liquidity Provider, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not so delivered, for return to the Liquidity Provider upon its request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing is required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date, for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not delivered, for return to the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, upon the Remarketing Agent’s request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Upon delivery of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, to the Tender and Paying Agent, the Tender and Paying Agent is required to pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Shares Purchase Agreement from the Liquidity Provider, with respect to the VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be.

Except as otherwise expressly provided for herein, the purchase and delivery of tendered VRDP Shares in the form of global securities and their Remarketing is required to be accomplished in accordance with the applicable procedures of the Securities Depository.

At any time after the termination of the VRDP Shares Purchase Agreement (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing is required to be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent.

The Remarketing Agent and the Tender and Paying Agent each is required to use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect, any VRDP Shares unsold in a Remarketing is required to be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, with the prior written consent of the Liquidity Provider, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Acquiring Fund. The Remarketing Agent may sell VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

Mandatory Purchase

VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Purchase is required to be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund, or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days, prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date may not be later than seven (7) days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement. Any notice given in respect of a Mandatory Purchase under the Articles Supplementary will be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

The Purchase Obligation

VRDP Shares Purchase Agreement. As long as VRDP Shares are Outstanding, the Acquiring Fund is required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Acquiring Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Directors.

Pursuant to the VRDP Shares Purchase Agreement, the Liquidity Provider is required to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Articles Supplementary and the VRDP Shares Purchase Agreement, including without limitation to any other provision of the VRDP Shares Purchase Agreement, on the Purchase Date for a Mandatory Tender in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. In no event will amounts paid by the Liquidity Provider in respect of the Purchase Price be paid from funds or property of the Acquiring Fund, including, without limitation, any funds derived from funds that the Acquiring Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to the VRDP Shares Purchase Agreement runs to the benefit of Holders and Beneficial Owners from time to time of the VRDP Shares and is unconditional and irrevocable in accordance with the provisions of the VRDP Shares Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in the VRDP Shares Purchase Agreement or of the Acquiring Fund set forth in the Fee Agreement or the termination of the obligations of the Remarketing Agent under the VRDP Shares Remarketing Agreement.

The obligation of the Liquidity Provider to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date is unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase will automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider as provided in the VRDP Shares Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable.

As more fully provided in the VRDP Shares Purchase Agreement, the Liquidity Provider agreed to reimburse any Beneficial Owner (or former Beneficial Owner) for any dividends or redemption proceeds previously paid by the Acquiring Fund that such Beneficial Owner (or former Beneficial Owner) is required to pay the bankruptcy estate of the Acquiring Fund pursuant to a final, non-appealable judgment of a bankruptcy court upon presentation of evidence of payment reasonably satisfactory to the Liquidity Provider. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares will be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Acquiring Fund and the bankruptcy estate of the Acquiring Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) will be required to execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment.

The VRDP Shares Purchase Agreement will terminate by its terms on the later of (A) the earlier of (i) July 7, 2016, or any succeeding date to which the term of the VRDP Shares Purchase Agreement is extended pursuant to the terms thereof (the “Scheduled Termination Date”), subject to extension, as described below, and (ii) the reduction of the Available Commitment of the Liquidity Provider to zero; and (B) the date of payment of all sums payable by the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement. The VRDP Shares Purchase Agreement also will terminate by its terms in the event that the Liquidity Provider becomes a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement (a “Related Party Termination Event”), which effective date will also be the termination date of the VRDP Shares Purchase Agreement (the “Related Party Termination Date”). In addition, upon instruction by the Acquiring Fund, the Tender and Paying Agent may terminate the VRDP Shares Purchase Agreement prior to the Scheduled Termination Date if the Liquidity Provider has failed to maintain, at any time, (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act (a “Liquidity Provider Ratings Event”).

No expiration or termination of the Liquidity Provider’s obligations under the VRDP Shares Purchase Agreement will be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Articles Supplementary, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to the VRDP Shares Purchase Agreement.

The “Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding, plus all accumulated but unpaid dividends, whether or not earned or declared.

The Acquiring Fund has the right, exercisable not more than 120 days nor less than ninety (90) days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of the Scheduled Termination Date for an additional period of 364 days or, if mutually agreed upon by the parties to the Fee Agreement, a period greater than 364 days, on terms and conditions that may be different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect. The Liquidity Provider is required to, no later than thirty (30) days after receiving such request, notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of such request, which acceptance by the Liquidity Provider may be a Conditional Acceptance conditioned upon terms and conditions which are different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect or the terms and conditions proposed by the Acquiring Fund in making an extension request. If the Liquidity Provider fails to notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of the Acquiring Fund’s request for extension within such 30-day period, such failure to respond will constitute a rejection of such request. If the Liquidity Provider provides a Conditional Acceptance, the Acquiring Fund will have thirty (30) days thereafter to notify the Liquidity Provider and the Tender and Paying Agent of its acceptance or rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance. Under such circumstances, the Acquiring Fund’s failure to notify the Liquidity Provider and the Tender and Paying Agent within the 30-day period will be deemed a rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance.

Fee Agreement. Pursuant to the Fee Agreement, the Acquiring Fund is required to pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the Purchase Obligation under the VRDP Shares Purchase Agreement. The Fee Agreement includes certain representations, warranties and covenants including the covenant that the Acquiring Fund may not agree or consent to any amendment, supplement, modification or repeal of the Fee Agreement, the Charter, the Articles Supplementary, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement (or provision therein, nor waive any provision thereof), to which it is a party (or to which its consent is required because such document constitutes an organizational document of the Acquiring Fund or otherwise), without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), and the Liquidity Provider, without the prior written consent of the Acquiring Fund, may not agree or consent to any amendment, supplement, modification or repeal of the VRDP Shares Purchase Agreement, nor waive any provision thereof.

In addition, the Acquiring Fund may not, without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), designate or approve of: (i) the designation of any Special Rate Period; (ii) any change to the Dividend Payment Dates or Dividend Periods in respect of any Minimum Rate Periods; (iii) any change to the definition of “Applicable Rate,” “Maximum Rate” or “Applicable Spread”; (iv) any change to the Dividend Payment Dates in respect of any Special Rate Period consisting of more than seven (7) Rate Period Days; (v) the authorization, creation or issuance of any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or the authorization, creation or issuance of additional shares of any series of VRDP Shares in accordance with the Articles Supplementary; (vi) unless the VRDP Shares are redeemed in full prior to the conversion, the conversion of the Acquiring Fund from a closed-end to an open-end investment company; (vii) any plan of reorganization of the Acquiring Fund; (viii) the inclusion of Special Redemption Provisions in the Notice of Special Rate Period; (ix) the modification of the procedures for redemption; (x) any amendment to the Articles Supplementary in connection with the issuance of additional VRDP Shares or the issuance of an additional series of VRDP Shares; (xi) the selection of one or more Other Rating Agencies; (xii) any change to the Acquiring Fund’s investment objectives, as described in this Appendix, requiring the approval of the holders of a “majority of the outstanding” (as defined in the 1940 Act) Common Shares and VRDP Shares, voting as a separate class; or (xiii) the appointment of a LIBOR Dealer from time to time.

The Acquiring Fund also has agreed with the Liquidity Provider as follows:

(i)	The Acquiring Fund will limit certain of the Acquiring Fund’s investments in a manner consistent with the Liquidity Provider’s credit policies that may be more restrictive than the Acquiring Fund’s stated investment policies. Such limitations may change from time to time by agreement with the Liquidity Provider, or may be eliminated if not required by any replacement Liquidity Provider. In any case, the Acquiring Fund does not believe that such limitations will materially restrict the Acquiring Fund’s ability to pursue its investment objectives and policies.

(ii)	Unless the Acquiring Fund receives the prior written consent of the Liquidity Provider, the Acquiring Fund will maintain the Acquiring Fund’s Effective Leverage Ratio at or below 45%; provided, however, in the event that the Acquiring Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46% and (b) in any event other than an event described in the immediately preceding clause (a), the Acquiring Fund is required to cause its Effective Leverage Ratio to be 45% or lower within fifteen (15) Business Days (the “Effective Leverage Ratio Cure Period”).

“Effective Leverage Ratio” means the quotient of:

(A)	the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B)

the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clauses (i)(x) and (y) of paragraph A above), less the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities will include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

(iii)	In accordance with the Articles Supplementary, the Acquiring Fund will maintain the Minimum VRDP Shares Asset Coverage specified in the Fee Agreement or, if it does not timely cure a failure to maintain the Minimum VRDP Shares Asset Coverage, the Acquiring Fund will be required to redeem VRDP Shares, as described under “Description of VRDP Shares—Redemption—Mandatory Redemption.”

(iv)	In accordance with the Articles Supplementary, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous Six-Month Period during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day in accordance with the Related Documents but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares has occurred and is continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock.

The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares will be determined by the Acquiring Fund on a first-in, first-out basis. During the continuation of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Purchased VRDP Shares, the Acquiring Fund will be required to segregate assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100%, with 15 days remaining) with a market value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares until the earlier of the successful remarketing or redemption of such Purchased VRDP Shares.

The Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the Redemption Date fixed by the Acquiring Fund therefor, which date will not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock, in each case, to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund will redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

Under the VRDP Shares Fee Agreement, the Acquiring Fund is required to indemnify the Liquidity Provider against certain liabilities out of or in connection with its duties under the VRDP Shares Fee Agreement.

Remarketing Agent

The Acquiring Fund entered into a VRDP Shares Remarketing Agreement with Citigroup Global Markets Inc. The Remarketing Agent is required to use its best efforts to remarket VRDP Shares on behalf of Holders pursuant to a Tender of VRDP Shares. The Acquiring Fund is required to use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with experience in remarketing variable rate securities, whose appointment has been consented to in writing by the Liquidity Provider (which consent will not be unreasonably withheld). Any decision by the Acquiring Fund to replace the Remarketing Agent requires the prior written consent of the Liquidity Provider (which consent will not be unreasonably withheld).

In connection with any attempted Remarketing, all such VRDP Shares is required to be remarketed at the Purchase Price of such VRDP Shares. If, at any time, Moody’s, Fitch or any Other Rating Agency does not make available a rating for the VRDP Shares required for the Remarketing Agent to calculate any Maximum Rate, or if both Moody’s and Fitch will not make available such a rating, the Acquiring Fund is required to select, with the prior written consent of the Liquidity Provider, one or more Other Rating Agencies for such purpose.

The Remarketing Agent is required to remarket or otherwise offer and sell the VRDP Shares only to Persons that it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A. In addition, in the case of VRDP Shares tendered for Remarketing by any Beneficial Owner other than the Liquidity Provider or the Remarketing Agent, the Remarketing Agent agrees to remarket the VRDP Shares tendered by such Beneficial Owner only to Persons that also are registered investment companies under the 1940 Act (other than VRDP Shares that the Remarketing Agent in its sole discretion purchases for its own account). The Investment Advisor, affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, and Persons over which the Investment Advisor, or affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority, other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, are not permitted to purchase VRDP Shares without the prior written consent of the Liquidity Provider and any such purchases will be void ab initio; provided, however, that the Acquiring Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Advisor in riskless principal transactions with respect to such purchases of VRDP Shares.

The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent is not obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing.

None of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent are obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its VRDP Shares in a Remarketing unless, in each case, such VRDP Shares were acquired for the account of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent. The Remarketing Agent may exercise any vote or join in any action which any Holder of VRDP Shares may be entitled to exercise or take pursuant to the Articles Supplementary with like effect as if it did not act in any capacity under the VRDP Shares Remarketing Agreement. The Remarketing Agent, in its individual capacity, either as a principal or agent, may also engage in or have an interest in any financial or other transaction with the Acquiring Fund as freely as if it did not act in any capacity under the VRDP Shares Remarketing Agreement.

The Remarketing Agent will not be responsible or liable for any failure or delay in the performance of its obligations under the VRDP Shares Remarketing Agreement arising out of or caused by the failure of any other party (other than an affiliate of the Remarketing Agent) to provide any notice, statement or document required to be delivered in connection with performance by the Remarketing Agent of the relevant obligation.

Under the VRDP Shares Remarketing Agreement, the Acquiring Fund is required to indemnify the Remarketing Agent against certain liabilities out of or in connection with its duties under the VRDP Shares Remarketing Agreement.

The Remarketing Agent may resign and be discharged from its duties and obligations under the VRDP Shares Remarketing Agreement with respect to the VRDP Shares by giving ninety (90) days’ prior written notice to the Acquiring Fund, the Tender and Paying Agent and the Liquidity Provider.

In addition, the Remarketing Agent may terminate the VRDP Shares Remarketing Agreement and all of its obligations thereunder with respect to VRDP Shares, by notifying the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent of its election to do so, if any of the following conditions have not been met or satisfied in full and such failure shall have continued for a period of thirty (30) days after such Remarketing Agent has given notice thereof to the Acquiring Fund specifying the condition which has not been met and requiring it to be met: (i) any legislation, resolution, ordinance, rule or regulation is enacted by, any governmental body, department or agency of the United States or the State of New York, or a decision by any court of competent jurisdiction within the United States or the State of New York is rendered, which, in the Remarketing Agent’s reasonable opinion, materially adversely affects the marketability of the VRDP Shares; (ii) additional material restrictions not in force as of the date of the VRDP Shares Remarketing Agreement have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, which, in the Remarketing Agent’s reasonable opinion, would cause the performance of the Remarketing Agent’s obligations under the VRDP Shares Remarketing Agreement to violate applicable law; (iii) any litigation is instituted and outstanding, to restrain or enjoin the sale or remarketing of the VRDP Shares or in any way protesting or affecting any authority for or the validity of the VRDP Shares or the VRDP Shares Remarketing Agreement, or the existence or powers of the Acquiring Fund or the Liquidity Provider to perform, as applicable, its obligations under the VRDP Shares Remarketing Agreement or under the VRDP Shares Purchase Agreement; (iv) a general banking moratorium has been declared by federal or New York authorities having jurisdiction, a material disruption in commercial banking or securities settlement of clearances services or a force majeure event have occurred which in the reasonable opinion of the Remarketing Agent materially adversely affects the settlement or clearance of the VRDP Shares; or (v) a material misstatement or omission in the Remarketing Materials, except for any Liquidity Provider Information, so long as the Liquidity Provider is an affiliate of the Remarketing Agent, has occurred, so that it is not advisable, in the reasonable judgment of the Remarketing Agent, to attempt to remarket the VRDP Shares, provided that the Remarketing Agent, upon identifying any such material misstatement or omission in the Remarketing Materials, promptly notifies the Acquiring Fund. Termination of the VRDP Shares Remarketing Agreement by the Remarketing Agent after giving the required notices with respect to VRDP Shares will be immediate in the event of the occurrence and continuation of any of the following events: (i) the rating of the VRDP Shares or the Liquidity Provider has been downgraded or withdrawn by an NRSRO, the effect of which, in the reasonable opinion of the Remarketing

Agent, is to affect materially and adversely the market price of the VRDP Shares or the Remarketing Agent’s ability to remarket the VRDP Shares; (ii) all of the VRDP Shares shall have been redeemed by the Acquiring Fund; (iii) without the prior written consent of the Remarketing Agent, the Articles Supplementary, the Charter or the Tender and Paying Agent Agreement is either not in full force and effect or has been amended in any manner that in the reasonable opinion of the Remarketing Agent materially changes the nature of the VRDP Shares or the remarketing procedures; (iv) legislation or a decision by a court of the United States is rendered, or stop order, ruling, regulation or official statement by, or on behalf of, the SEC or other governmental agency having jurisdiction of the subject matter is made, to the effect that the offering or sale of the VRDP Shares is or would be in violation of any provision of the Securities Act as then in effect, or the Exchange Act as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of the VRDP Shares without registration under the Securities Act. Notwithstanding the foregoing, so long as the Purchase Obligation is in effect, following notice of a Mandatory Tender Event, the Remarketing Agent may not terminate the VRDP Shares Remarketing Agreement or resign until after the purchase of the VRDP Shares required to be made on the related Purchase Date, provided that the Remarketing Agent will not be required to perform its obligations under the VRDP Shares Remarketing Agreement or under any other Related Document if, in the opinion of a nationally recognized outside counsel selected by the Remarketing Agent reasonably acceptable to the Acquiring Fund and its Investment Advisor, such performance would violate any applicable laws.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), may remove the Remarketing Agent with respect to the VRDP Shares by giving at least sixty (60) days’ prior written notice to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider; provided, however, that no such removal shall become effective for an additional thirty (30) days unless the Acquiring Fund has appointed, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), at least one nationally recognized securities dealer with experience in remarketing variable rate securities as a successor Remarketing Agent for the VRDP Shares and the successor Remarketing Agent has entered into a remarketing agreement with the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, in which it has agreed to, among other duties, conduct Remarketings in respect of VRDP Shares and determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Articles Supplementary; provided, further, however, that if the Liquidity Provider is an affiliate of the Remarketing Agent, the Remarketing Agent may not be removed unless the Liquidity Provider consents to such removal or the successor Remarketing Agent agrees to purchase any VRDP Shares owned by the Remarketing Agent as of the effective date of such removal at a purchase price equal to the Liquidation Preference thereof plus accumulated but unpaid dividends thereon (whether or not earned or declared) to the effective date of such removal. In such case, the Acquiring Fund will use its best efforts to appoint a successor Remarketing Agent for VRDP Shares and enter into a remarketing agreement with such person as soon as reasonably practicable.

Tender and Paying Agent

The Acquiring Fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon.

The Tender and Paying Agent Agreement provides, among other things, that the Tender and Paying Agent (a) will act as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares, and (b) carry out certain other procedures provided in the Tender and Paying Agent Agreement. The

Tender and Paying Agent also entered into the VRDP Shares Purchase Agreement with the Liquidity Provider. Any decision by the Board of Directors to replace the Tender and Paying Agent requires the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld).

The Acquiring Fund is required to use its best efforts to engage at all times a Tender and Paying Agent. The Tender and Paying Agent may resign and be discharged from its duties and obligations under the Tender and Paying Agent Agreement with respect to any VRDP Shares by giving sixty (60) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Remarketing Agent or Remarketing Agents, if any; provided, however, that no such resignation will be effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), a successor Tender and Paying Agent for such shares, and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake substantially the same duties and obligations with respect to such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for such shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) may remove the Tender and Paying Agent with respect to any VRDP Shares by giving at least sixty (60) days’ prior written notice to the Tender and Paying Agent, the Remarketing Agent or Remarketing Agents, if any, and the Liquidity Provider; provided, however, that no such removal will become effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) a successor Tender and Paying Agent for VRDP Shares and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake the same duties and assume the same obligations for such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for VRDP Shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Tender and Paying Agent will act as an agent pursuant to and in accordance with the Tender and Paying Agent Agreement and the VRDP Shares Purchase Agreement, as applicable. The Liquidity Provider and the Holders and, but only in connection with specific references therein to Beneficial Owners (as distinguished from references to Holders), Beneficial Owners from time to time of the VRDP Shares are express third-party beneficiaries of the Tender and Paying Agent Agreement with respect to the provisions of the Tender and Paying Agent Agreement pursuant to which the Tender and Paying Agent is obligated to hold funds, Deposit Securities or VRDP Shares for or on their respective behalves, subject, however, to the terms and conditions of the Tender and Paying Agent Agreement, and with respect to the provisions of the VRDP Shares Purchase Agreement pursuant to which the Tender and Paying Agent is obligated to deliver a Preliminary Notice of Purchase and Final Notice of Purchase to the Liquidity Provider, deliver tendered VRDP Shares to the Liquidity Provider and deliver the Purchase Price received from the Liquidity Provider to the tendering Beneficial Owner, Agent Member or Holder, as applicable, subject, however, to the terms and provisions of the VRDP Shares Purchase Agreement; provided that the Tender and Paying Agent has no obligation under the terms of those agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or other Person that arise out of or relate to such agreements. The Liquidity Provider is an express third-party beneficiary of the Tender and Paying Agent Agreement with respect to certain provisions of the Tender and Paying Agent Agreement, to the extent such provisions expressly provide rights or benefits to the Liquidity Provider, subject, however, to the other terms and provisions of the Tender and Paying Agent Agreement; provided that the Tender and Paying Agent has no obligation under the terms of the Tender and Paying Agent agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to such agreements. The Tender and Paying Agent is not required to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Acquiring Fund for the purpose of making payments.

Terms Applicable to the VRDP Shares During the Current Special Rate Period

General

The terms contained in this section are only applicable during the Current Special Rate Period and supersede any conflicting terms or provisions of the VRDP Shares described above during the Current Special Rate Period.

Calculations of Dividends During Current Special Rate Period

For each SRP Calculation Period for the VRDP Shares, the dividend rate on the VRDP Shares (the “SRP Applicable Rate”) is required to be calculated by the Tender and Paying Agent and will be equal to the rate per annum that results for the sum of the (1) Base Rate and (2) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”) (the “SRP Applicable Rate Determination”).

As of May 31, 2015, the VRDP Shares of each Fund were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The dividend rate of the VRDP Shares of each Fund as of May 31, 2015 were as follows:

Fund	Rate
Target Fund (MYM)	1.05%
Acquiring Fund (MIY)	1.05%

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB1 by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. The SRP Applicable Rate for any SRP Calculation Period (or part thereof) will in no event be greater than the Maximum Rate.

The Tender and Paying Agent is required to (i) establish the SRP Applicable Rate not later than 5:00 p.m., New York City time, on each SRP Calculation Date for each SRP Calculation Period and (ii) notify the Acquiring Fund, the Acquiring Fund’s Custodian, and upon request from the Acquiring Fund, the Holders, of the SRP Applicable Rate by Electronic Means after 5:00 p.m., New York City time, on each SRP Calculation Date.

The Tender and Paying Agent is required to obtain the Base Rate from Thompson Reuters, or if the Base Rate is not available on Thompson Reuters, then the Tender and Paying Agent is required to obtain the Base Rate from any other information source for the Base Rate approved by the Acquiring Fund. If there is a change in the long-term ratings of the VRDP Shares, the Acquiring Fund is required to provide written notice to the Tender and Paying Agent within three (3) Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding a SRP Calculation Date if notice has been provided to the Acquiring Fund (which may be in the form of a press release) of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Tender and Paying Agent is required to take into account such change in rating or ratings so long as such notice is received by the Tender and Paying Agent no later than the close of business on such Business Day.

The Remarketing Agent is not required to establish the Applicable Rate, calculate the Maximum Rate or provide notification thereof during the Current Special Rate Period. Section 3 of Part II of the Articles Supplementary, which relates to the determination of the Applicable Rate is not applicable during the Current Special Rate Period.

The amount of dividends payable on each VRDP Share on any Dividend Payment Date during the Current Special Rate Period is calculated by the Tender and Paying Agent and equals the sum of the dividends accumulated but not yet paid for each SRP Calculation Period (or part thereof) and, if applicable, any other Rate Period (or part thereof) occurring during the related Dividend Period. The amount of dividends accumulated for each such SRP Calculation Period (or part thereof) is computed by multiplying the SRP Applicable Rate for the VRDP Shares for such SRP Calculation Period (or part thereof) by a fraction, the numerator of which is the number of days in such SRP Calculation Period (or part thereof) and the denominator of which is the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

During the Current Special Rate Period, references in the Articles Supplementary and the other Related Documents to the “Applicable Rate Determination,” the “Applicable Rate,” a “Subsequent Rate Period” or a “Rate Determination Date,” in each case with respect to the VRDP Shares, is deemed to be references to the SRP Applicable Rate Determination, the SRP Applicable Rate, an SRP Calculation Period or an SRP Calculation Date, respectively.

Special Redemption Provision

The VRDP Shares may be redeemed at the Acquiring Fund’s option only upon the payment of the applicable Redemption Premium and otherwise in accordance with Section 10(a) of the Articles Supplementary. Any VRDP Share exchanged for a preferred share of an acquiring entity or successor entity in connection with a reorganization, merger, or redomestication of the Acquiring Fund in another state that had previously been approved by the Holders of the VRDP Shares or that otherwise does not require the vote or consent of the Holders of the VRDP Shares are not subject to the Redemption Premium solely as a result of such exchange of shares.

Optional Tender and Transfers of VRDP Shares

Beneficial Owners and Holders do not have the right to tender their VRDP Shares for Remarketing pursuant to an Optional Tender.

A Beneficial Owner or Holder of VRDP Shares may sell, transfer or other dispose of the VRDP Shares in whole only to (i) Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are either registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies, (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes that QIBs that are Closed-End Funds, banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Beneficial Owner or Holder retains a residual interest, such affiliate of such Beneficial Owner or Holder, but only to the extent expressly provided for in an agreement between the Acquiring Fund and such Beneficial Owner or Holder) or (iii) such other Persons approved in writing by the Acquiring Fund, in each case, pursuant to Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VRDP Shares transferred in violation of such foregoing restrictions will be deemed to agree to hold all payments it received on any such improperly transferred VRDP Shares in trust for the benefit of the transferor of such VRDP Shares.

In the event that a Beneficial Owner transfers VRDP Shares to a tender option bond trust in which such Beneficial Owner or an affiliate of such Beneficial Owner that is wholly owned direct or indirect subsidiary of such Beneficial Owner retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each section of the Articles Supplementary that requires, permits or provides for (i) notice of delivery of information to the Beneficial Owner of VRDP Shares or (ii) voting of the VRDP shares by or the giving of any consent by the Beneficial Owner of the VRDP Shares (collectively, the “Applicable Sections”), then such Beneficial Owner, and not such tender option bond trust, will be deemed to be the actual holder and Beneficial Owner of such VRDP Shares.

Except with respect to the deemed holding and ownership provisions set forth above in respect of the Applicable Sections, any tender option bond trust to which the VRDP Shares are transferred and each of the beneficial owners thereof will, subject to the provisions of the agreements governing the tender option bond trust, retain all of its other rights in respect of the VRDP Shares under the Articles Supplementary or applicable law.

Taxable Allocations and Gross-Up Payments

Holders of VRDP Shares are entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

Whenever the Acquiring Fund intends or expects to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares, the Acquiring Fund is required to notify the Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, and (ii) for any successive SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding SRP Calculation Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and each Beneficial Owner or its Agent Member identified to the Tender and Paying Agent. With respect to an SRP Calculation Period for which such notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income is required to be paid in the same relative proportions for each day during the SRP Calculation Period.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares, the Acquiring Fund is required to the extent practical simultaneously increase such dividend payment by an additional amount equal to the Gross-up Payment and direct the Tender and Paying Agent to send notice with such dividend describing the Gross-up Payment.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without simultaneously increasing such divided as described in the foregoing paragraph the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, direct the Tender and Paying Agent to send notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Section 3 of Part I (which relates to Gross-up Payments) and Section 6 of Part II (which relates to notifications of allocations) of the Articles Supplementary have no effect during the Current Special Rate Period.

Termination of Current Special Rate Period

The Scheduled Termination Date for the VRDP Shares is July 7, 2016

If the Scheduled Termination Date for the VRDP Shares is further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement, then, unless the Current Special Rate Period has been extended in accordance with the procedures set forth below, the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the last day of the Current Special Rate Period (the “Automatic Tender Date”) with a Purchase Date occurring on the first day of the Subsequent Rate Period immediately succeeding the Current Special Rate Period. If any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Articles Supplementary (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider. Accordingly, all such VRDP Shares deemed beneficially owned by the Liquidity Provider will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the Automatic Tender Date and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

The Acquiring Fund will have the right, exercisable not more than 120 days nor less than 90 days prior to the last day of the Current Special Rate Period, to request that each Holder of the VRDP Shares (x) extend the term of the Current Special Rate Period for the VRDP Shares for an additional 364-day period, which request may be conditioned upon terms and conditions that are different from the terms and conditions herein, including, without limitation, the further extension of the Scheduled Termination Date and (y) notify the Acquiring Fund and the Tender and Paying Agent of such Holder’s acceptance or rejection of such request within 30 days after receiving such request. If any Holder of the VRDP Shares fails to notify the Acquiring Fund and the Tender and Paying Agent of its acceptance or rejection of the Acquiring Fund’s request for extension within 30 days after receiving such request, such failure to respond will constitute a rejection of such request. Any acceptance by a Holder within such 30-day period may be conditioned upon terms and conditions, including, without limitation, the further extension of the Scheduled Termination Date, that are different from the terms and conditions herein or the terms proposed by the Acquiring Fund in making an extension request (a “Conditional Acceptance”). If any Holder provides a Conditional Acceptance, then the Acquiring Fund will have 30 days thereafter to notify the Total Holders and the Tender and Paying Agent of the Acquiring Fund’s acceptance or rejection of the terms and conditions specified in any such Conditional Acceptance. The Acquiring Fund’s failure to notify the Total Holders and the Tender and Paying Agent within such 30-day period will be deemed a rejection of the terms and conditions specified in a Conditional Acceptance. Each Holder of the VRDP Shares may grant or deny any request for extension of the Current Special Rate Period for the VRDP Shares in their sole and absolute discretion and any request for such extension will be effective only if granted by the Total Holders.

If the Scheduled Termination Date is not further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement or if the VRDP Shares Purchase Agreement is otherwise terminated on or prior to the Scheduled Termination Date for any reason, then the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the Scheduled Termination Date (whether or not the VRDP Shares Purchase Agreement has terminated on or prior to such date) with a Purchase Date occurring on such Scheduled Termination Date. Notice of the automatic tender of such VRDP Shares for Remarketing is required to be provided by or on behalf of the Acquiring Fund to the Holders of such VRDP Shares as soon as reasonably practicable prior to, but in no event later than one Business Day before, the Automatic Tender Date. Notwithstanding the foregoing provisions of this Notice of Special Rate Period, if any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Articles Supplementary (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider, unless the Acquiring Fund has entered into an Alternate VRDP Shares Purchase Agreement and all VRDP Shares beneficially owned by such Beneficial Owner are subject to purchase by the replacement Liquidity Provider pursuant to the Purchase Obligation of such Liquidity Provider under such Alternate VRDP Shares Purchase Agreement on and as of such Purchase Date. Accordingly, if a Failed Remarketing Condition—Purchased VRDP Shares is so deemed to exist in respect of any VRDP Shares deemed beneficially owned by the Liquidity Provider on such Purchase Date, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the automatic tender described above and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

Other Provisions Applicable During the Current Special Rate Period

There are no Mandatory Tender Events or Mandatory Tenders or any consequences or penalties as a result of there being no Mandatory Tender Events or Mandatory Tenders.

The Acquiring Fund is not required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligations with a Liquidity Provider with (i) short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

The Acquiring Fund is not required to obtain or maintain any short-term preferred share rating of the VRDP Shares.

The annual fee rates payable to the Remarketing Agent and the Liquidity Provider were reduced to an annual rate of 0.00% for the duration of the Current Special Rate Period.

Ratings and Rating Agencies

The Acquiring Fund is required under the Fee Agreement to use its reasonable best efforts to maintain a long-term preferred share rating of the VRDP Shares by at least two Rating Agencies. The Acquiring Fund is not required to maintain such ratings at any specific ratings category level.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another NRSRO, provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to the Liquidity Provider prior to terminating the services of a Rating Agency and replacing it with another NRSRO that, at the time of such replacement has (i) published a rating for the VRDP Shares and (ii) entered into an agreement with the Acquiring Fund to continue to publish such rating subject to such NRSRO’s customary conditions.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement, provided that (A) the Acquiring Fund has given the Tender and Paying Agent, and such terminated Rating Agency, the Liquidity Provider at least 45 calendar days’ advance written notice of such termination of services, (B) the Acquiring Fund is in compliance with the Rating Agency Provisions of such terminated Rating Agency at the time the notice required in the preceding clause (A) is given and at the time of the termination of such Rating Agency’s services, and (C) the VRDP Shares continue to be rated by at least two Rating Agencies at and after the time of the termination of such Rating Agency’s services.

Liquidity Provider Ownership of VRDP Shares and Voting Trust Agreement

From (and including) the first day of the Current Special Rate Period to (and excluding) the last day thereof, and for so long as the Liquidity Provider together with any of its Affiliates individually or in the aggregate own at least 20% of the Outstanding VRDP Shares and the Acquiring Fund has not failed to pay dividends on the VRDP Shares for two years, the Liquidity Provider is required under the Fee Agreement to enter into and maintain a voting trust agreement (“Voting Trust Agreement”) and convey into a voting trust the right to vote all of its VRDP Shares owned by it with respect to:

(i)	the election of the two members of the Board of Directors for which Holders of VRDP Shares are exclusively entitled to vote under Section 18(a)(2)(C) of the 1940 Act and all other rights given to Holders of VRDP Shares with respect to the election of the Board of Directors of the Acquiring Fund;

(ii)	the conversion of the Acquiring Fund from a closed-end management investment company to an open-end fund, or to change the Acquiring Fund’s classification from diversified to non-diversified (any of the foregoing, a “Conversion”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Conversion that it would be impossible to give effect to the Conversion without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Conversion is conditioned upon or subject to or, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary or any definitions relevant to any such section;

(iii)	the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Acquiring Fund’s registration statement (a “Deviation”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Deviation that it would be impossible to give effect to the Deviation without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Deviation is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary or any definitions relevant to any such section; and

(iv)	borrowing money, issuing senior securities, underwriting securities issued by other Persons, purchasing or selling real estate or commodities or making loans to other Persons other than in accordance with the recitals of policy with respect thereto in the Acquiring Fund’s registration statement (any of the foregoing, a “Policy Change”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Policy Change that it would be impossible to give effect to the Policy Change without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Policy Change is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary, Section 6.24 of the VRDP Shares Fee Agreement or any definitions relevant to any such section.

Upon the transfer of VRDP Shares during the Special Rate Period by the Liquidity Provider or any of its Affiliates to any third party, such VRDP Shares will no longer be subject to the Voting Trust Agreement; provided, however, in connection with an Excluded Transfer:

(i)	of the type specified in clause (a) of the definition of Excluded Transfer, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as the Acquiring Fund, upon the request of the Liquidity Provider, enters into a voting arrangement satisfying Section 12(d)(1)(E)(iii) of the 1940 Act;

(ii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider retains the right to vote or direct voting in connection with such transactions, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement; and

(iii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider does not retain the right to vote or direct voting of such VRDP Shares in such transactions, such transactions do not permit the removal of the VRDP Shares’ rights transferred to the voting trust from the Voting Trust Agreement within the first 60 days of closing of such transferee becoming the Beneficial Owner of such VRDP Shares unless there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement.

Right of First Refusal on Transfers of VRDP Shares by the Liquidity Provider

The Acquiring Fund has the right of first refusal on all proposed transfers of Outstanding VRDP Shares from the Liquidity Provider or an Affiliate thereof (other than an Excluded Transfer) to an unaffiliated third party which will upon settlement result in such unaffiliated third party holding and having purchased directly or indirectly in a series of related transactions (with the actual knowledge of the Liquidity Provider) from the Liquidity Provider (or the Liquidity Provider’s Affiliates in the aggregate), more than 25% of the Outstanding VRDP Shares; provided, that the foregoing right of first refusal will apply in connection with the transfer of the residual interests in a tender option bond trust or the equity or residual interests of any other entity formed by the Liquidity Provider or its Affiliates to hold the VRDP Shares that results in the indirect transfer of more than 25% of the voting rights of the Outstanding VRDP Shares to an unaffiliated third party (other than an Excluded Transfer); provided, further, that in the case of a transfer of a residual interest in a tender options bond trust, the right of first refusal will apply to the residual interests and not the VRDP Shares.

RISKS OF INVESTING IN THE VRDP SHARES

Credit Risk of the Liquidity Provider. In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase VRDP Shares. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for VRDP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a Holder can successfully tender the VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity and market price of the VRDP Shares. In the event of the filing of a bankruptcy proceeding of the Liquidity Provider, the VRDP Shares Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Acquiring Fund may not be able to enter into a new VRDP Shares Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a Holder may not be able to sell VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the VRDP Shares without the benefit of the VRDP Shares Purchase Agreement.

Remarketing Risk. Except during the Current Special Rate Period, Holders may elect to tender their VRDP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. In the case of VRDP Shares tendered for Remarketing by any Holder, the Remarketing Agent will only remarket the VRDP Shares tendered by such Holder to Persons that also are registered investment companies under the 1940 Act, except with the prior consent of the Acquiring Fund, which may limit the number of the potential purchasers of VRDP Shares in a Remarketing and increase the likelihood of a Failed Remarketing Condition, and, ultimately, a Failed Remarketing Condition—Purchased VRDP Shares Redemption. There can be no assurance that the Remarketing Agent will be able to remarket all the VRDP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent will not be obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing. If any VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDP Shares Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase VRDP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

The Remarketing Agent is Paid by the Acquiring Fund. Except during the Current Special Rate Period, the Remarketing Agent’s responsibilities include determining the Applicable Rate on each Rate Determination Date and remarketing VRDP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the VRDP Shares Remarketing Agreement). The Remarketing Agent is appointed by the Acquiring Fund and is paid by the Acquiring Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of VRDP Shares.

The Remarketing Agent Routinely Purchases Securities Similar to VRDP Shares for its Own Account. The Remarketing Agent acts as remarketing agent for a variety of variable rate demand obligations and, in its sole discretion, routinely purchases such obligations for its own account in order to achieve a successful remarketing of the obligations (i.e., because there are otherwise not enough buyers to purchase the obligations) or for other reasons. The Remarketing Agent is permitted, but not obligated, to purchase tendered VRDP Shares for its own account and, if it does so, it may cease doing so at any time without notice. The Remarketing Agent may also make a market in the VRDP Shares by purchasing and selling VRDP Shares other than in connection with an optional or mandatory tender and remarketing. Such purchases and sales may be at or below par. However, the Remarketing Agent is not required to make a market in the VRDP Shares. The Remarketing Agent may also sell any VRDP Shares it has purchased to one or more affiliated investment vehicles for collective ownership or enter into derivative arrangements with affiliates or others in order to reduce its exposure to the VRDP Shares. The purchase of VRDP Shares by the Remarketing Agent may create the appearance that there is greater third-party demand for the VRDP Shares in the market than is actually the case. The practices described above also may result in fewer VRDP Shares being tendered in a remarketing.

VRDP Shares May Be Offered at Different Prices on Any Date Including a Rate Determination Date. Pursuant to the VRDP Shares Remarketing Agreement, the Remarketing Agent is required to determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Articles Supplementary, except during the Current Special Rate Period. The dividend rate will reflect, among other factors, the level of market demand for the VRDP Shares (including whether the Remarketing Agent is willing to purchase VRDP Shares for its own account). There may or may not be VRDP Shares tendered and remarketed on a Rate Determination Date, the Remarketing Agent may or may not be able to remarket any VRDP Shares tendered for purchase on such date at par and the Remarketing Agent may sell VRDP Shares at varying prices to different investors on such date or any other date. The Remarketing Agent is not obligated to advise purchasers in a remarketing if it does not have third-party buyers for all of the VRDP Shares at the remarketing price. In the event a Remarketing Agent owns any VRDP Shares for its own account, it may in a secondary market transaction outside the tender process, offer such VRDP Shares on any date, including the Rate Determination Date, at a discount to the liquidation preference to some investors.

The Ability to Sell the VRDP Shares Other Than Through the Tender Process May Be Limited. The Remarketing Agent may buy and sell VRDP Shares other than through the tender process. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their VRDP Shares to instead tender their VRDP Shares through the Tender and Paying Agent with appropriate notice. Further, investors who purchase the VRDP Shares should not assume that they will be able to sell their VRDP Shares other than by tendering the VRDP Shares in accordance with the tender process. The VRDP Shares Purchase Agreement is not applicable to purchases of VRDP Shares other than those tendered in accordance with the tender process and, as such, may not be relied upon in connection with a sale of VRDP Shares by a holder to the Remarketing Agent. The VRDP Shares Purchase Agreement is only enforceable as to VRDP Shares that have been properly tendered in accordance with the terms of the transaction.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the VRDP Shares, Without a Successor Being Named. Under certain circumstances the Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the VRDP Shares Remarketing Agreement.

Failure of the Liquidity Provider to Fulfill Its Purchase Obligation. If VRDP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold VRDP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the VRDP Shares upon receipt of a validly delivered Final Notice of Purchase. The ability of a Holder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the VRDP Shares tendered pursuant to a Final Notice of Purchase. If the

Liquidity Provider should default on its Purchase Obligation under the VRDP Shares Purchase Agreement, a Holder might have limited or no ability to sell its VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the VRDP Shares at a price below their liquidation preference, especially when market interest rates are rising. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. If the Liquidity Provider continues to fail to perform its duties and the Acquiring Fund cannot find a replacement Liquidity Provider, Holders may be required to continue to hold their VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Acquiring Fund is unable to extend the VRDP Shares Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDP Shares Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDP Shares Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board of Directors, a Mandatory Purchase Event will occur and each Holder will be required to deliver its VRDP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur at Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event may occur in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

Interest Rate Risk. Interest rate risk is the risk that Municipal Bonds, and thus the Acquiring Fund’s net assets, will decline in value because of changes in interest rates. Generally, Municipal Bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Acquiring Fund is issuing VRDP Shares, which generally pay dividends based on short-term interest rates, and uses the proceeds to buy Municipal Bonds, which pay interest based on longer-term yields. Intermediate and long-term Municipal Bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRDP Shares rates may rise so that the amount of dividends paid to the Holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRDP Shares. Because income from the Acquiring Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds of the VRDP Shares offering) is available to pay dividends on the VRDP Shares, however, dividend rates on the VRDP Shares would need to greatly exceed the Acquiring Fund’s net portfolio income before the Acquiring Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term rates rise, the value of the Acquiring Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Shares Asset Coverage. Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRDP Shares and the liquidity of VRDP Shares through the Remarketing process or may cause the Acquiring Fund to redeem the VRDP Shares.

No Public Trading Market. There is currently no established trading market for such shares. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRDP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Acquiring Fund or otherwise permitted by the VRDP Shares Remarketing Agreement in the case of VRDP Shares owned by the Liquidity Provider or the

Remarketing Agent, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of the VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the Articles Supplementary, provided, however, that a sale, transfer or other disposition of VRDP Shares from a Beneficial Owner who holds VRDP Shares through an Agent Member to another Beneficial Owner who holds VRDP Shares through the same Agent Member shall be permitted. In the case of all transfers other than pursuant to Remarketings made in accordance with the preceding sentence, the Agent Member or other Person to whom such transfer is made shall advise the Remarketing Agent. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Acquiring Fund or the Liquidity Provider’s bank holding company is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Acquiring Fund or the Liquidity Provider, as the case may be, will furnish, or cause to be furnished, to Holders and prospective purchasers of VRDP Shares, upon request, information with respect to the Acquiring Fund or the Liquidity Provider, as the case may be, satisfying the requirements of subsection (d)(4) of Rule 144A.

Subordination Risk. While Holders will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Acquiring Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Acquiring Fund. Therefore, dividends, distributions and other payments to Holders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. The Acquiring Fund currently has no senior indebtedness. If the Acquiring Fund enters into borrowings, delayed delivery purchases and/or forward delivery contracts or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of the VRDP Shares.

Ratings and Asset Coverage Risk. The Acquiring Fund intends to obtain long-term ratings for each VRDP Shares to be issued in the Reorganization equivalent to the ratings of the Target Fund VRDP Shares immediately prior to the closing.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

The Acquiring Fund intends to maintain its current long-term credit ratings by Moody’s and Fitch (or the highest equivalent ratings category for preferred stock furnished by at least two Rating Agencies); however, the ratings do not eliminate or necessarily mitigate the risks of investing in VRDP Shares. A Rating Agency could downgrade VRDP Shares, which may make VRDP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. There can be no assurance that one or more Rating Agencies will not downgrade VRDP Shares, including as a result of altering its or their rating criteria, that the Acquiring Fund will maintain any ratings of the VRDP Shares or, if at any time the VRDP Shares have one or more ratings, that any particular ratings will be maintained. The Acquiring Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRDP Shares without replacement, in either case, without the approval of holders of VRDP Shares or other stockholders of the Acquiring Fund (as the Target Fund may do currently with respect to any rating agency rating the Target Fund VRDP Shares). In the event a Rating Agency ceases to furnish a long-term rating or the Acquiring Fund terminates the services of a Rating Agency then providing a long-term rating for the VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the VRDP Shares, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Acquiring Fund may be changed or eliminated at any time without the approval of the holders of VRDP Shares or other stockholders of the Acquiring Fund, including in connection with the change or elimination of any or all long-term ratings of the VRDP Shares.

A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Acquiring Fund’s) circumstances that could influence a particular rating. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines also do not address the likelihood that an owner of the VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Additionally, so long as the preferred shares are rated, the Acquiring Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Acquiring Fund’s failure to meet such criteria may cause the Acquiring Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Mandatory and Optional Redemptions. The Acquiring Fund may be forced to redeem VRDP Shares to meet regulatory or rating agency requirements, or requirements under the Articles Supplementary or the Related Documents, or may voluntarily redeem VRDP Shares at any time, including in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Credit Risk. Credit risk is the risk that an issuer of a Municipal Bond will become unable to meet its obligation to make interest and principal payments. In general, lower-rated Municipal Bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. In general, lower-rated Municipal Bonds carry a greater degree of credit risk. If rating agencies lower their ratings of Municipal Bonds in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of the VRDP Shares. Because the primary source of income for the Acquiring Fund is the interest and principal payments on the Municipal Bonds in which it invests, any default by an issuer of a Municipal Bond could have a negative impact on the Acquiring Fund’s ability to pay dividends on the VRDP Shares and could result in the redemption of some or all of the VRDP Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VRDP Shares or the income from that investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the VRDP Shares and dividends on VRDP Shares can decline. In an inflationary period, however, it is expected that, through the remarketing process, the VRDP Shares’ dividend rates generally would increase, tending to offset this risk.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio and the asset coverage for the VRDP Shares.

Tax Risk. The Acquiring Fund will treat its VRDP shares as equity in the Acquiring Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRDP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position.

Dividend Rate Risk. The VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments with respect to the VRDP Shares could drop as well if the Acquiring Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Acquiring Fund holds residual interest municipal bonds.

In addition to the risks noted above, the Acquiring Fund may otherwise be unable to pay dividends on VRDP Shares in extraordinary circumstances. Furthermore, payments on VRDP Shares may only be made out of funds legally available therefor under applicable law and otherwise in accordance with applicable law.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The Liquidity Provider and the Remarketing Agent are affiliates of each other. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the VRDP Shares. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Acquiring Fund’s ability to change Remarketing Agents should the Acquiring Fund seek to do so during the tenure of the affiliated Liquidity Provider.

Auction Market Preferred Shares Considerations. In February 2008, the auction market for auction market preferred shares failed and has not since recovered. Common stockholders of certain leveraged closed-end funds have commenced actions against such funds and certain of their officers and directors alleging that the defendants breached fiduciary duties, purportedly by redeeming auction rate preferred securities at par and replacing them with alternative leverage for use in connection with the Acquiring Funds’ investments. The Acquiring Funds believes that the claims against the other funds are meritless and also would lack merit were they asserted against a Fund, or its officers and directors. Nevertheless, in the event of such litigation, there can be no assurance that the Acquiring Fund and/or the Holders of the VRDP Shares would not be adversely affected.

Rate Divergence Considerations. The Applicable Rate for the VRDP Shares during the Current Special Rate Period will generally be based on a spread over the SIFMA Municipal Swap Index. In the event of a market dislocation in the credit markets, historic relationships between the SIFMA Municipal Swap Index and various market rates may not hold. In such event, the dividend rate on the VRDP Shares may not reflect current market rates.

Certain Contractual Provisions. Pursuant to certain agreements entered into by the Acquiring Fund in connection with the VRDP Shares, the Acquiring Fund had agreed to indemnify or otherwise protect certain persons against certain losses on expenses they may incur. In some circumstances such obligations to indemnify or protect persons against losses or expenses may be considered inconsistent with public policy or otherwise inappropriate under state and federal securities laws or equitable law principals, and as result, may not be enforceable. In the event such provisions are deemed unenforceable, such persons may be required to bear the losses and/or expenses in question.

The Ability to Sell the VRDP Shares During the Current Special Rate Period May Be Limited. Investors who purchase the VRDP Shares may not be able to sell their VRDP Shares during the Current Special Rate Period when there is no remarketing. There is currently no trading market for the VRDP Shares and none is expected to develop. There is no assurance that the rights, terms and preferences of the VRDP Shares will be attractive to investors generally. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system or seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VRDP Shares. Accordingly, the development of any market for the VRDP Shares is unlikely during the Current Special Rate Period. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold pursuant to an effective registration statement or any exemption from registration available under the Securities Act.

GLOSSARY

“1940 Act” means the Investment Company Act of 1940, as amended.

“Affected Series” has the meaning set forth on page 21 of this Appendix.

“Affiliate” means, with respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, officer, employee or general partner (a) of such Person, (b) of any majority-owned subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, “control” of a Person shall mean the power, direct or indirect, (x) to vote more than 25% of the securities having ordinary voting power for the election of directors of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the avoidance of doubt, the term “Affiliate” shall include a tender option bond trust of which the Liquidity Provider and/or one or more of its Affiliates collectively owns a majority of the residual interests.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Alternate VRDP Shares Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Shares Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially similar to the Purchase Obligation therein, as determined by the Acquiring Fund.

“Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

“Applicable Percentage” has the meaning set forth on page 11 of this Appendix.

“Applicable Rate” has the meaning set forth on page 4 of this Appendix.

“Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the VRDP Shares for a Subsequent Rate Period, as provided in the VRDP Shares Remarketing Agreement and Part II of the Articles Supplementary.

“Applicable Sections” has the meaning set forth on page 39 of this Appendix.

“Applicable Spread” has the meaning set forth on page 11 of this Appendix.

“Articles Supplementary” means the Acquiring Fund’s Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as amended.

“Automatic Tender Date” has the meaning set forth on page 40 of this Appendix

“Available Commitment” has the meaning set forth on page 29 of this Appendix.

“Base Rate” means, with respect to an SRP Calculation Period, the SIFMA Municipal Swap Index on the SRP Calculation Date for such SRP Calculation Period.

“Beneficial Owner” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Board” or “Board of Directors” means the Board of Directors of the Acquiring Fund or any duly authorized committee thereof.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Charter” means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Acquiring Fund on file in the State Department of Assessments and Taxation of Maryland.

“Closed-End Funds” has the meaning set forth on page 38 of this Appendix.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the shares of common stock, par value $0.10 per share, of the Acquiring Fund.

“Conditional Acceptance” has the meaning set forth on page 41 of this Appendix.

“Cure Date” means the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

“Current Special Rate Period” has the meaning set forth on page 2 of this Appendix.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Acquiring Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Date of Original Issue” with respect to the VRDP Shares, means the date on which the Acquiring Fund initially issued such VRDP Shares.

“Deferred Compensation Hedge Asset” means common shares issued by open-end investment companies registered under the 1940 Act, swaps, futures, forwards, structured notes, options, swaptions, or other derivatives contracts that are designed solely to hedge the Acquiring Fund’s obligations under its deferred compensation plan, provided, that any such swap, future, forward, structured note, option, swaption, or other derivatives contract is not itself an equity security or a derivative based on a commodity, and may only be settled in cash.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Articles Supplementary (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Articles Supplementary (or such rating’s future equivalent).

“Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward swap transactions, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, futures contracts, repurchase transaction, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts (which may include the Liquidity Provider or an affiliate of the Liquidity Provider).

“Discounted Value,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

“Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Articles Supplementary, means the date that is the first (1st) Business Day of each calendar month.

“Dividend Period,” with respect to VRDP Shares, means the period from, and including, the Date of Original Issue of VRDP Shares to, but excluding, the initial Dividend Payment Date for VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for VRDP Shares.

“Effective Leverage Ratio” has the meaning set forth on page 31 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Effective Leverage Ratio” means

(A) the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of this Agreement with the net proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption;

(ii) the aggregate principal amount of a Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B) the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding, any assets consisting of Deposit Securities referred to in clauses (A)(i)(x) and (y) above), less the sum of (A) the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities shall include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness and (B) the Overconcentration Amount; and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

“Effective Leverage Ratio Cure Period” has the meaning set forth on page 31 of this Appendix.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Transfer” means any transfer of VRDP Shares (a) to a tender option bond trust in which the Liquidity Provider and/or its Affiliates collectively own all of the residual interests, (b) in connection with a distribution in-kind to the holders of securities of or receipts representing an ownership interest in any tender option bond trust in which the Liquidity Provider and/or its Affiliates own collectively all of the residual interests, provided that such distribution in-kind is pursuant to a mandatory termination of such tender option bond trust under the documents governing such tender option bond trust and such mandatory termination results from objective events or conditions outside of the control of the Liquidity Provider, its Affiliates and any holder of ownership interest in such tender option bond trust, (c) in connection with a repurchase financing transaction, (d) relating to a collateral pledge arrangement, (e) to a Person who, after giving effect to such transfer, together with any affiliated person (as defined in the 1940 Act) of such Person, will own, hold or control with power to vote, not more than 25% of the Outstanding VRDP Shares or (f) to the Liquidity Provider or an Affiliate of the Liquidity Provider.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity

Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement and (b) has (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Acquiring Fund confirming the information described in (x) at least ten (10) days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date, including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Shares Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Acquiring Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Directors for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a continuous period of six (6) months during which such VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Acquiring Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the Fee Agreement and the Articles Supplementary.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a Tender in accordance with the VRDP Shares Purchase Agreement, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Failure to Deposit” means, with respect to VRDP Shares, a failure by the Acquiring Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for such VRDP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any such VRDP Shares or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for such VRDP Shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any such VRDP Shares after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of the Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Fee Agreement” means the LEARS Fee Agreement, dated as of December 30, 2010, between the Acquiring Fund and the Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund.

“Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A.

“Fitch Eligible Assets” means assets of the Acquiring Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Fitch ratings of VRDP Shares at the request of the Acquiring Fund.

“Fitch Guidelines” means the guidelines applicable to Fitch’s current ratings of the VRDP Shares, provided by Fitch in connection with Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Fitch provides final notice of such amendment to the Acquiring Fund.

“Fitch Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to Fitch, and any other provisions of the Articles Supplementary with respect to Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from Fitch. The Acquiring Fund is required to comply with the Fitch Provisions only if Fitch is then rating VRDP Shares at the request of the Acquiring Fund.

“Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of VRDP Shares at the maximum marginal combined regular federal and Michigan individual income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, or the maximum marginal combined regular federal and Michigan corporate income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, whichever is greater, in effect at the time such Gross-up Payment is made; and (iv) assuming that each Taxable Allocation and each Gross-up Payment would not be subject to the tax imposed by Section 1411 of the Code or any similar Medicare or other surtax.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Acquiring Fund maintained by the Tender and Paying Agent.

“Initial Rate Period” means the period commencing on, and including the Date of Original Issue and ending on, and including, April 27, 2011, the next succeeding Wednesday.

“Investment Advisor” means BlackRock Advisors, LLC or any successor company or entity.

“Late Charge” has the meaning set forth on page 3 of this Appendix.

“LIBOR Dealer” means Citigroup Global Markets Inc. and such other dealer or dealers as the Acquiring Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

“LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any

Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider” means Citibank, N.A.

“Liquidity Provider Information” means the (i) information under the captions “Summary— Liquidity Provider” and “Liquidity Provider” in the Acquiring Fund’s offering memorandum, as applicable, and (ii) any information in the Remarketing Materials under the caption “Liquidity Provider”, which in each case has been furnished in writing by the Liquidity Provider or its affiliates for inclusion therein.

“Liquidity Provider Ratings Event” has the meaning set forth on page 29 of this Appendix.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Acquiring Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Shares Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than sixteen (16) days nor more than thirty (30) days following such Liquidity Provider Ratings Event.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Managed Assets” means the Acquiring Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Acquiring Fund’s assets in a tender option bond trust of which the Acquiring Fund owns the residual interest (without regard to the value of the residual interest to avoid double counting).

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with the Articles Supplementary and the VRDP Shares Purchase Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of the VRDP Shares Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement then in effect, and (b) the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement, or (ii) in connection with the termination of the VRDP Shares Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to the VRDP Shares Purchase Agreement as Exhibit B, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Redemption” means a mandatory redemption pursuant to Section 10(b) of Part I of the Articles Supplementary.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to the remarketing procedures in the Articles Supplementary and the VRDP Shares Purchase Agreement.

“Mandatory Tender Event” means (a) each failure by the Acquiring Fund to make a scheduled payment of dividends on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, following restoration of the short-term debt ratings to the requisite level, a subsequent Liquidity Provider Ratings Event, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Acquiring Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the Fee Agreement if the Liquidity Provider by seven (7) Business Days prior to the beginning of the month to which such payment relates (in its sole discretion) thereafter provides written notice to the Acquiring Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Acquiring Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement by the fifteenth day prior to the Scheduled

Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement being replaced; (f) the Acquiring Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Articles Supplementary or (g) in the event of a breach by the Acquiring Fund of its Effective Leverage Ratio covenant with the Liquidity Provider set forth in the Fee Agreement and the failure to cure such breach within sixty (60) days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Acquiring Fund and the Tender and Paying Agent that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Acquiring Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the VRDP Shares Remarketing Agreement as Annex II, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Market Value” of any asset of the Acquiring Fund means the market value thereof determined by an independent third-party pricing service designated pursuant to the Acquiring Fund’s valuation policies and procedures approved from time to time by the Board of Directors for use in connection with the determination of the Acquiring Fund’s net asset value. Market Value of any asset shall include any interest or dividends, as applicable, accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

“Maximum Rate” has the meaning set forth on page 11 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Maximum Rate” means 15% per annum, exclusive of any applicable Gross-up Payment or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular federal income tax purposes, in each case due and payable in accordance with the Articles Supplementary.

“Minimum Rate Period” means any Rate Period consisting of seven (7) Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

“Minimum VRDP Shares Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the Fee Agreement (excluding from (1) the denominator of such asset coverage test (i) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (ii) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) from the numerator of such asset coverage test, any Deposit Securities referred to in the previous clause (1)(i) and (ii)), with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Minimum VRDP Shares Asset Coverage Cure Date,” with respect to the failure by the Acquiring Fund to maintain the Minimum VRDP Shares Asset Coverage (as required by Section 6 of Part I of the Articles Supplementary and the Fee Agreement) as of the last Business Day of each month, means the tenth Business Day of the following month.

“Moody’s” means Moody’s Investors Service, Inc. a Delaware corporation, and its successors.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Eligible Assets” means assets of the Acquiring Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Guidelines” means the guidelines applicable to Moody’s current ratings of the VRDP Shares, provided by Moody’s in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Moody’s provides final notice of such amendment to the Acquiring Fund.

“Moody’s Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to Moody’s, and any other provisions hereof with respect to Moody’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions of the Articles Supplementary with respect to obtaining and maintaining a rating on VRDP Shares from Moody’s. The Acquiring Fund is required to comply with the Moody’s Provisions only if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund.

“Municipal Obligations” means Municipal Bonds as described in this Proxy Statement.

“Net Tax-Exempt Income” means the excess of the amount of interest excludable from gross income under section 103(a) of the Code over the amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

“Notice of Proposed Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached as Exhibit A to the VRDP Shares Purchase Agreement.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Articles Supplementary.

“Notice of Revocation” has the meaning set forth on page 23 of this Appendix.

“Notice of Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Tender” means, in connection with an Optional Tender, a notice delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender shares of a series of VRDP Shares for sale on a Purchase Date.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquiring Fund or the Liquidity Provider, including, at the date hereof, Moody’s and Fitch.

“Optional Redemption” means an optional redemption pursuant to Section 10(a) of Part I of the Articles Supplementary.

“Optional Tender” means any tender of shares of a Series of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing of VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider.

“Other Rating Agency” means each NRSRO, if any, other than Moody’s or Fitch then providing a rating for the VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Other Rating Agency ratings of VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Guidelines” means the guidelines applicable to each Other Rating Agency’s ratings of the VRDP Shares, provided by Other Rating Agency in connection with such Other Rating Agency’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), as may be amended from time to time, provided, however that any such amendment will not be effective except as agreed upon by the Other Rating Agency and the Acquiring Fund.

“Other Rating Agency Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to any Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund, and any other provisions of the Articles Supplementary with respect to such Other Rating Agency’s ratings of VRDP Shares, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from such Other Rating Agency. The Acquiring Fund is required to comply with the Other Rating Agency Provisions of an Other Rating Agency only if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of such VRDP Shares theretofore issued by the Acquiring Fund except, without duplication, (i) any such VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Acquiring Fund, (ii) any such VRDP Shares with respect to which the Acquiring

Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Articles Supplementary, (iii) any such VRDP Shares as to which the Acquiring Fund shall be a Beneficial Owner, and (iv) any such VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Acquiring Fund; provided, however, with respect to clause (ii), any such VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

“Overconcentration Amount” means as of any date of calculation of the Effective Leverage Ratio, an amount equal to the sum of: (i) the Market Value of the Acquiring Fund’s assets that are rated below A-/A3 in excess of 50% of the Market Value of the Acquiring Fund’s Managed Assets; (ii) the Market Value of the Acquiring Fund’s assets that are rated below investment grade in excess of 20% of the Market Value of the Acquiring Fund’s Managed Assets; (iii) the Market Value of the Acquiring Fund’s assets that constitute tobacco obligations in excess of 10% of the Market Value of the Acquiring Fund’s Managed Assets; and (iv) the Market Value of all Deferred Compensation Hedge Assets, if any.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Placement Agreement” means the placement agreement dated as of April 20, 2011, between the Acquiring Fund and BlackRock Investments, LLC with respect to the offering and sale of the VRDP Shares.

“Preferred Shares” mean the shares of shares of preferred stock of the Acquiring Fund, and includes the VRDP Shares.

“Preliminary Notice of Purchase” has the meaning set forth on page 25 of this Appendix.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh (7th) day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (A) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP

Shares Purchase Agreement); and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Shares Purchase Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A promulgated under the Securities Act.

“Rate Determination Date” means, with respect to any series of VRDP Shares, the last day of a Rate Period for such series, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period,” with respect to the VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

“Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of the Articles Supplementary or paragraph (b) of Section 4 of Part I of the Articles Supplementary.

“Rating Agency” means each of Fitch (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund), Moody’s (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Rating Agency Guidelines of a Rating Agency as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with such Rating Agency’s rating of shares of a series of VRDP Shares at the request of the Acquiring Fund.

“Rating Agency Guidelines” means Moody’s Guidelines (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), Fitch Guidelines (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Guidelines (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Provisions” means the Moody’s Provisions (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), the Fitch Provisions (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Provisions (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund). The Acquiring

Fund is required to comply with the Rating Agency Provisions of a Rating Agency only if such Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Ratings Spread” has the meaning set forth on page 37 of this Appendix.

“Redemption Date” has the meaning set forth on page 16 of this Appendix.

“Redemption Premium” means, if the VRDP Shares are rated above A1/A+ and its equivalent by all Rating Agencies than the VRDP Shares as of the relevant Redemption Date and with respect to the VRDP Shares subject to redemption on such Redemption Date, other than in respect of any redemption requires to comply with the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage requirements or any optional redemption in connection with a redemption to comply with the Minimum VRDP Shares Asset Coverage requirements that result in Minimum VRDP Shares Asset Coverage of up to 240%, an amount equal to: (a) if such Redemption Date occurs on a date two years or more before the last day of the Special Rate Period, the product of 3% and the Liquidation Preference of the VRDP Shares subject to redemption; (b) If such Redemption Date occurs on a date that is less than two years but more than or equal to 18 months from the last day of the Special Rate Period, the product of 2% and the Liquidation Preference of the VRDP Shares subject to redemption; and (c) if such Redemption Date occurs on a date that is less than 18 months but more than or equal to one year from the last day of the Special Rate Period, the product of 1% and the Liquidation Preference of the VRDP Shares subject to redemption.

“Redemption Price” means the applicable redemption price specified in the Articles Supplementary in respect of a Mandatory Redemption or an Optional Redemption.

“Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Acquiring Fund may from time to time appoint.

“Related Documents” means the Charter, the Articles Supplementary, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement, the Fee Agreement, the VRDP Shares Purchase Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDP Shares Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the VRDP Shares Remarketing Agreement and Part II of the Articles Supplementary.

“Remarketing Agent” means Citigroup Global Markets Inc.

“Remarketing Materials” means (i) the Acquiring Fund’s most recent annual report and, if available, subsequent semi-annual report, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (ii) the most recent annual and, if available, interim report of the Liquidity Provider, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (iii) such other publicly available information as the Acquiring Fund or the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request from time to time, of the Liquidity Provider, the Acquiring Fund or the Remarketing Agent, and such other documentation, representations, warranties and certifications as the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request, it being understood that the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may, in its discretion, determine to deliver to purchasers and prospective purchasers, in connection with the offer and sale of VRDP Shares by the Liquidity Provider, a Remarketing Memorandum, and (iv) such other publicly available information necessary, in the opinion of counsel for the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, to amend or supplement the foregoing materials, in order that the foregoing materials will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time made available to or delivered to a purchaser.

“Remarketing Memorandum” means the Acquiring Fund’s offering memorandum for the VRDP Shares or any other written communication describing the Acquiring Fund, the Liquidity Provider and/or the terms of the VRDP Shares and the Purchase Obligation, which has been approved by each party hereto and, if applicable, the Liquidity Provider in writing for use in connection with Remarketing prior to its use, which approval shall not be unreasonably withheld or delayed.

“Remarketing Notice” has the meaning set forth on page 25 of this Appendix.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined from time to time in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“Scheduled Termination Date” has the meaning set forth on page 29 of this Appendix.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“SIFMA Municipal Swap Index” means on any Rate Determination Date the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

“Six-Month Period” has the meaning set forth on page 15 of this Appendix.

“Special Optional Tender Provisions” means optional tender provisions relating to a Special Rate Period.

“Special Rate Period” has the meaning set forth on page 7 of this Appendix.

“Special Rate Period Commencement Date” means June 21, 2012.

“Special Redemption Provisions” has the meaning set forth on page 16 of this Appendix.

“SRP Applicable Rate” has the meaning set forth on page 37 of this Appendix.

“SRP Calculation Date” means (i) with respect to the SRP Initial Calculation Period the Business Day immediately preceding, the Special Rate Period Commencement Date and (ii) with respect to any SRP Subsequent Calculation Period, the last day of the immediately preceding SRP Calculation Period, provided that the next succeeding SRP Calculation Date will be determined without regard to any prior extension of a SRP Calculation Date to a Business Day.

“SRP Calculation Period” means the SRP Initial Calculation Period and any SRP Subsequent Calculation Period.

“SRP Initial Calculation Period” means, with respect to the VRDP Shares, the period commencing on, and including, the Special Rate Period Commencement Date and ending on, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“SRP Subsequent Calculation Period” means, with respect to the VRDP Shares, the period from, and including, the first day following a SRP Calculation Date to, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“Subsequent Rate Period,” with respect to the VRDP Shares, means the period from, and including, the first (1st) day following the Initial Rate Period of the VRDP Shares to, and including, the next Rate Determination Date for the VRDP Shares and any period thereafter from, and including, the first (1st) day following a Rate Determination Date for the VRDP Shares to, and including, the next succeeding Rate Determination Date for the VRDP Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first (1st) day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

“Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Acquiring Fund; provided that none of such entities shall be an existing LIBOR Dealer.

“Taxable Allocation” has the meaning set forth on page 6 of this Appendix.

“Tender” means an Optional Tender or Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or, with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Acquiring Fund to act in such capacity as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the tender and paying agent agreement, dated as of April 21, 2011, between the Acquiring Fund and the Tender and Paying Agent pursuant to which The Bank of New York Melon, or any successor, acts as Tender and Paying Agent.

“Total Holders” means, with respect to any series of VRDP Shares, the Holders of 100% of the aggregate Outstanding amount of the VRDP Shares of such series.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Valuation Date” means, for purposes of determining whether the Acquiring Fund is maintaining the VRDP Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issue, commencing with the Date of Original Issue.

“VRDP Shares” means the shares of the Acquiring Fund’s Series W-7 Variable Rate Demand Preferred Shares.

“VRDP Shares Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth for “Basic Maintenance Amount” in the Rating Agency Guidelines.

“VRDP Shares Basic Maintenance Cure Date,” with respect to the failure by the Acquiring Fund to satisfy the VRDP Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Articles Supplementary) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 Business Days following such Valuation Date.

“VRDP Shares Basic Maintenance Report” shall have the meaning set forth for “Basic Maintenance Report” in the Rating Agency Guidelines.

“VRDP Shares Purchase Agreement” means the VRDP Shares purchase agreement, dated as of April 21, 2011, between the Liquidity Provider and the Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Shares Purchase Agreement or any similar agreement with a successor liquidity provider.

“VRDP Shares Remarketing Agreement” means the VRDP Shares remarketing agreement, dated as of April 21, 2011, between the Acquiring Fund and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor remarketing agent.

APPENDIX C—FORM OF AMENDMENT TO ARTICLES SUPPLEMENTARY

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING

AND FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE DEMAND PREFERRED SHARES

This is to certify that

First: The charter of BlackRock MuniYield Michigan Quality Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of April 20, 2011 (the “Articles Supplementary”).

Second: The charter of the Corporation is hereby amended by deleting the first recital of the Articles Supplementary and inserting the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors has, by resolution duly adopted on April 30, 2015, reclassified 2,319 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (“VRDP Shares”). The Variable Rate Demand Preferred Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

Third: The charter of the Corporation is hereby amended by deleting “Designation” in the Articles Supplementary and inserting the following:

DESIGNATION

Series W-7: A series of 2,319 shares of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares.” Each Series W-7 VRDP Share shall be issued on a date determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of the Ratings Spread (as defined in the Notice of Special Rate Period, dated June 20, 2012, as amended) plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on Wednesday, [                    ], for the Rate Period from, and including, [                    ] to, and including, [                    ] and an initial Dividend Payment Date of [                    ]; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Part I and II of these Articles Supplementary, or as set forth in any Notice of Special Rate Period applicable to the Series W-7 VRDP Shares. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares.

C-1

Fourth: These Articles of Amendment shall be effective as of [                    ].

Fifth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

IN WITNESS WHEREOF, BlackRock MuniYield Michigan Quality Fund, Inc. has caused these Articles of Amendment to be signed as of [ ], 2015 in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:

C-2

APPENDIX D – FACTORS AFFECTING MUNICIPAL SECURITIES IN MICHIGAN

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock MuniYield Michigan Quality Fund, Inc. (the “Fund”) are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

The Fund invests a high proportion of its assets in Michigan municipal securities. The Fund’s performance is directly tied to the ability of Michigan issuers and/or obligors of state, municipal and public authority debt obligations issued in the State to continue to make principal and interest payments on their securities, which in turn depends on economic and other conditions within the State. In addition to general economic pressures, certain Michigan constitutional, statutory and charter provisions could adversely affect a Michigan issuer’s ability to raise revenues to meet its financial obligations.

The following information provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including economic conditions, affecting the financial situation in the State and is based on information in publicly available documents as of the Statement of Additional Information. This information has not been independently verified. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or any issuers in the State since the date hereof. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected State financial situation, which in turn could hamper the Fund’s performance. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities.

Michigan State Economic Conditions

The State of Michigan is slowly emerging from the economic and fiscal challenges brought on by the Great Recession. The Michigan economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. The following is a brief summary of current employment, housing market and personal income statistics in Michigan that are set forth in the “Consensus Revenue Agreement Final Report,” dated January 16, 2015, “Economic Outlook and Revenue Estimates for Michigan” dated May 13, 2015, and the “Administration Estimates Michigan Economic and Revenue Outlook” each prepared by the Michigan Department of Treasury in connection with the January 16, 2015 and May 15, 2015 Consensus Revenue Estimating Conferences described below or in recent official statements of the State.

Employment. Michigan’s economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Michigan’s automotive industry continues to rebound after facing challenges in 2009, which challenges included labor disputes, national and international events impacting energy prices, declines in market share and bankruptcy filings by Chrysler, General Motors and several automotive suppliers, all headquartered in Michigan.

From Michigan’s employment peak in June 2000 to July 2003, Michigan lost 314,000 jobs (-6.7%). For the next two years, employment in Michigan fluctuated around the July 2003 level, with monthly job gains offset by subsequent job losses. Throughout the 2000s, job losses in Michigan continued to mount.

In 2009, Michigan’s unemployment rate rose to 13.7 percent- the State’s highest rate since 1983. However, in each year between 2010 and 2014, inclusive, the State’s unemployment rate declined. Over the past five years, Michigan’s unemployment rate dropped a combined 6.4 percentage points with the largest decline occurring in 2011 (-2.2 points). Michigan’s 2014 unemployment rate stood at 7.3 percent, the State’s lowest annual unemployment rate since 2007. Michigan’s unemployment rate fell to 5.4% in April, and in doing so marked the first time in nearly 15 years that the State’s and the U.S. unemployment rate were the same.

Housing Market. Despite not being a major participant in the housing boom, with sharply rising home prices and rising housing starts, Michigan was hit disproportionately hard from the housing bust due to sharply declining employment and property values. Nevertheless, the State’s housing market has recently seen signs of improvement.

In February 2015, according to Case-Shiller house price measures (seasonally adjusted), the Detroit MSA recorded a 3.7% year-over-year house price increase, compared to a 4.2% average increase for the 20 U.S. metro areas surveyed for the measure. Detroit’s 3.6% year-over-year increase ranked 14th among metro areas.

According to CoreLogic, Michigan ranked second behind Florida with the highest number of completed foreclosures for the twelve months ending February 2015 (50,000 completed foreclosures). Michigan’s share of mortgage properties underwater (negative equity) is higher than the national average. In Michigan, 13.9% of residential properties with mortgages were underwater- ranking Michigan seventh highest among the fifty states behind Nevada (24.2%), Florida (23.2%), Arizona (18.7%), Illinois (16.2%), Rhode Island (15.8%) and Ohio (15.2%).

Personal Income. In 2009, Michigan personal income fell 4.4%- marking the first annual Michigan personal income drop since 1958 and the largest annual decline since 1938. However, over the past five years, personal income has increased- 2.3% in 2010, 5.9% in 2011, 3.9% in 2012, 1.4% in 2013 and 4.0% in 2014. Michigan personal income is forecast to increase again in 2015.

After year-over-year declines in twelve straight quarters from the second quarter 2007 to the first quarter 2010, Michigan manufacturing wages and salaries experienced nineteen consecutive quarters of year-over-year increases. Michigan manufacturing wages have outpaced overall U.S. manufacturing sector wages for 19 straight quarters. In the fourth quarter 2014, Michigan manufacturing wages and salaries grew 0.3 percentage points faster than manufacturing wages and salaries nationally.

Michigan State Budgetary Considerations

The State finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year’s surplus or deficit in any fund must be included in the succeeding year’s budget for that fund.

The State has slowly emerged from the economic slow-down which began nationally in 2000-01, and resulted in reductions in anticipated State revenues. To deal with the economic slow-down and in order to maintain balanced operations, the State has been forced to make difficult budget decisions. A structural imbalance is created when on-going spending exceeds on-going revenues. Since November 2001, the State has been forced to take a variety of measures to balance its General Fund and School Aid Fund budgets each year. The actions taken have included some revenue enhancements and large number of expenditure cuts, as well as some one time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments, securitizations and changing the timing of revenue receipts. However, for the last three budgets beginning with fiscal year 2012, the State used no one time measures to balance its budget.

On February 11, 2015, the Governor delivered his proposed budget to the Legislature which included significant reductions in State expenditures. After several months of debate, the Legislature approved a modified version of the fiscal year 2016 budget, sending Senate Bill 133 (“SB 133”) to the Governor’s desk. The Governor may approve SB 133 in whole or veto any distinct item or items. As of June 12, 2015, SB 133 remains on the Governor’s desk. It is anticipated that the fiscal year 2016 budget will be finalized in the upcoming weeks. Further information on the Governor’s budget and budget process can be found at www.michigan.gov/budget.

Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, any one of the three conference principals may call a special revenue conference at any time during the year. The May 2015 conference was held on May 15, 2015. The executive summary from the May 2015 conference is available at www.michigan.gov/treasury. The May 2015 forecast and revenue estimate is summarized below.

•	Fiscal Year 2014 General Purpose revenue generated from enacted ongoing sources was $9,826.0 million and $442.4 after tax adjustments.

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Fiscal Year 2015 General Fund—General Purpose revenue is forecast to be $9,720.2 million, a 7.1% baseline increase, and a 7.8% increase after tax adjustments, from Fiscal Year 2014. State Aid Fund revenue is forecast to be $11,897.2 million, a 3.5% baseline revenue increase, and a 3.3% increase after tax adjustments, from Fiscal Year 2014.

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Fiscal Year 2016 General Fund—General Purpose revenue is estimated to be $9,874.7 million, a 3.3% baseline increase, and a 1.6% increase after tax adjustments, over Fiscal Year 2015. State Aid Fund revenue is forecast to be $12,301.9 million; a 3.0% baseline increase, and a 3.4% increase after tax adjustments, over Fiscal Year 2015.

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Michigan employment increased 2.3% or 88,500 jobs in 2011- marking the first increase since 2000. Employment grew again in 2012 by 2.1% or 81,500 jobs and in 2013 by 1.9% or 76,000 jobs. In 2014, Michigan wage and salary employment grew by 71,400 (1.7%). Michigan wage and salary employment is forecast to increase 2.1% in 2015, 1.4% in 2016 and 1.2% in 2017.

•	The Michigan unemployment rate dropped from 12.6% in 2010 to 10.4% in 2011. The rate declined sharply in 2012 to 9.1% before falling to 8.9% in 2013. In 2014, the Michigan unemployment rate fell to 7.3% and is forecast to continue to decline each year with the rate falling to 5.8% in 2015, 5.4% in 2016, and 5.0% in 2017. Michigan’s unemployment rate for March 2015 was 5.63% and 5.4% for April 2015.

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Michigan wages and salaries increased an estimated 4.3% in 2014 and are forecast to increase 4.6% in 2015, 3.6% in 2016 and 3.5% in 2017. Personal income increased to 4.0% in 2014 and is forecast to increase 4.6% in 2015, 4.5% in 2016 and 4.3% in 2017.

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The overall Calendar Year price level, as measured by the Detroit CPI, is forecast to decline to 0.5% in 2015, with increases of 1.9% in 2016 and 2.14% in 2017. After slowing to 1.4% in 2014, State income grew 4.0% in 2014. Michigan personal income is forecast to increase 4.6% in 2015, 4.5% in 2016, and 4.3% in 2017.

•	Michigan wages and salaries are expected to increase in 2015 by 4.0% and 3.6% in 2016.

•	Disposable income rose 2.3% in 2014. Disposable income is forecast to rise 4.1% in Fiscal Year 2015, 4.3% in Fiscal Year 2016 and 4.1% in 2017.

These forecasts are based on certain assumptions relating to the national and Michigan economy, including assumptions relating to improvements in certain of the major factors that precipitated the recent recession: the housing market, the roiled financial markets and accompanying credit crunch and the improving light vehicle sales market.

Certain Statutory and Constitutional Debt Provisions Relating to State Indebtedness

The State Constitution limits State general obligation debt to (i) short term debt for State operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter approved purposes.

Short term debt for operating purposes is limited to an amount not to exceed 15% of undedicated revenues received during the preceding fiscal year. Under the State Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

General Obligation Bonds and Notes of the State

The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes.

On April 22, 2010, the State issued $60.0 million in general obligation school loan bonds. On October 20, 2010, the State issued $219.4 million of general obligation school loan bonds and environmental bonds, part of which refunded $158.9 million of outstanding general obligation bonds, including $123 million that matured in Fiscal Year 2010-11. On April 20, 2011, the State issued $150.0 million in general obligation school loan bonds. On October 19, 2011, the State issued $139.5 million of general obligation school loan bonds and environmental bonds, part of which refunded $33.7 million of outstanding general obligation bonds maturing in the Fiscal Year

2011-12. On April 12, 2012, the State issued $225.0 million in general obligation school loan bonds, part of which refunded $60.0 million of outstanding general obligation school loan bonds maturing in Fiscal Year 2011-12. On November 28, 2012, the State issued $92.3 million in general obligation environmental program refunding bonds. On April 18, 2013, the State issued $200.0 million in general obligation school loan bonds. On November 20, 2013, the State issued $30.0 million in general obligation environmental program refunding bonds. On July 1, 2014, the State issued $85.3 million in general obligation environmental program bonds.

On December 10, 2009, the State issued $1,255 million in general obligation notes for cash flow purposes, which matured and were paid on September 30, 2010. On November 4, 2010, the State issued $1,085.4 million in general obligation notes for cash flow purposes, which matured and were paid on September 30, 2011. For fiscal years 2012, 2013 and 2014, the State did not issue general obligation notes for cash flow purposes. To date, no general obligation notes for cash flow purposes have been issued.

The State Administrative Board has authorized the issuance of Multi-Modal General Obligation School Loan Bonds in the amount of $600.0 million, of which $200.0 million is outstanding.

General Obligation Bond Ratings

As of April 6, 2015, Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) have assigned Michigan’s long term general obligation bonds ratings of “Aa2” and “AA-” respectively. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Moreover, the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation by the State to make payment on such local obligations in the event of default.

Constitutional Provisions Affecting State Revenues and Expenditures

In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or business tax. Any excess of less than one percent may be transferred to the State’s Budget Stabilization Fund.

The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. Effective with fiscal year 1992-93, a recalculation was made of the base year proportion as a consequence of a settlement agreement reached in the County of Oakland v. State of Michigan lawsuit, which was settled in 1991. The recalculated base year proportion is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the “following fiscal year,” which means the year following the determination of the shortfall, according to an opinion issued by the State’s Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

Issues Affecting Property Valuations and Taxes

Article IX, Section 3, of the Michigan Constitution provides that the proportion of true cash value at which property shall be assessed shall not exceed 50% of true cash value. The Michigan Legislature by statute has provided that property shall be assessed at 50% of its true cash value, except as described below. The Michigan Legislature or the electorate may at some future time reduce the percentage below 50% of true cash value.

On March 15, 1994, the electors of the State approved an amendment to the Michigan Constitution permitting the Legislature to authorize ad valorem taxes on a non-uniform basis. The legislation implementing this constitutional amendment added a new measure of property value known as “Taxable Value.” Beginning in 1995, taxable property has two valuations—State equalized valuation (“SEV”) and Taxable Value. Property taxes are levied on Taxable Value. Generally, Taxable Value of property is the lesser of (a) the Taxable Value of the property in the immediately preceding year, adjusted for losses and additions, and increased or reduced by the lesser of the inflation rate or 5%, or (b) the property’s current SEV. Under certain circumstances, therefore, the Taxable Value of property may be different from the same property’s SEV.

When property is sold or transferred, Taxable Value is adjusted to the SEV, which under existing law is 50% of the current true cash value. The Taxable Value of new construction is equal to current SEV. Taxable Value and SEV of existing property are also adjusted annually for additions and losses.

Responsibility for assessing taxable property rests with the local assessing officer of each township and city. Any property owner may appeal the assessment to the local assessor, to the local board of review and ultimately to the Michigan Tax Tribunal.

The Michigan Constitution also mandates a system of equalization for assessments. Although the assessors for each local unit of government within a county are responsible for actually assessing at 50% of true cash value, adjusted for Taxable Value purposes, the final SEV and Taxable Value are arrived at through several steps. Assessments are established initially by the municipal assessor. Municipal assessments are then equalized to the 50% levels as determined by the county’s department of equalization. Thereafter, the State equalizes the various counties in relation to each other. SEV is important, aside from its use in determining Taxable Value for the purpose of levying ad valorem property taxes, because of its role in the spreading of taxes between overlapping jurisdictions, the distribution of various State aid programs, State revenue sharing and in the calculation of debt limits.

There has been a broad based decline in the market prices of residential real estate in the United States since the beginning of calendar year 2006, resulting in a slowing in appreciation and declines in residential and other real property assessed valuations. A decline in assessed valuation of any individual residential or non-residential real property will result in a reduction in the individual SEV for that property. If the SEV of an individual parcel of real property falls below the Taxable Value for that real property for the same year, the reduced SEV will become the Taxable Value for that real property. All such individual reductions, in the aggregate, negatively affect the local unit of government’s total SEV and total Taxable Value. Each mill, then, that the municipality levies against the reduced Taxable Value will produce less property tax receipts than the same mill levied the prior year. Municipalities throughout Michigan have had to make changes to current and future fiscal year budgets to adjust municipal expenditures as a result of reduced property tax receipts resulting from the downturn in the real estate market. As property values have recovered, the Michigan Constitution caps the rate of increase in the Taxable Value for each parcel.

Under the Michigan Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Michigan Constitution was amended by popular vote in November 1978 (effective December 23, 1978 and commonly called the “Headlee Amendment”) to prohibit local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, at the time the amendments were ratified, without the approval of a majority of the electors of the local unit voting on the question.

Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but their ability to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.

The 1978 amendments to the State Constitution also contain millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if Taxable Values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

Revenue Sharing from the State of Michigan

Counties, townships, cities and villages receive revenue sharing payments from the State under the State Constitution and the State Revenue Sharing Act of 1971, as amended. These revenues are derived from the State’s sales tax revenues. The sales tax revenues come from a 6% State tax levy on retail sales (other than sales of certain exempt items such as food and drugs). The State Constitution limits the rate of sales tax to 6% and dedicates 100% of the revenues of sales tax imposed at a rate of 2% to the State School Aid Fund. The State Constitution further mandates that 15% of the total revenues collected from sales taxes levied at the remaining 4% be distributed to townships, cities and villages. The Revenue Sharing Act distributes an additional 21.3% of those revenues to Michigan municipalities, including counties.

The State’s ability to make revenue sharing payments to municipalities in the amounts and at the times specified in the Revenue Sharing Act is subject to the State’s overall financial condition and its ability to finance any temporary cash flow deficiencies. Revenue sharing payments and other monies paid to municipalities (other than the portion which is mandated by the State constitution) are subject to annual appropriation by the State Legislature, and may be reduced or delayed by Executive Order during any fiscal year in which the Governor, with the approval of the legislature’s appropriation committees, determines that actual revenues will be less than the revenue estimates on which appropriations were based.

Since December of 2002, the Governor and the Legislature have taken action, through executive orders and the adoption of new laws, to reduce or delay State revenue sharing payments to local governmental units. In 2012, the State eliminated statutory revenue sharing payments to cities, villages and townships based on a population basis and instead established an incentive-based revenue sharing program that distributed revenue sharing payments to local governmental units that complied with “best practices” such as increasing transparency and consolidating services. The following year, the Legislature replaced a portion of the statutory revenue sharing payments to counties with a new incentives based program. On June 30, 2014, the Governor signed into law the budget for fiscal year 2015 which returned population based statutory revenue sharing to cities, villages and townships.

Both the Governor’s proposed budget and SB 133 increase the constitutional revenue sharing payments to local governmental units slightly upward from fiscal year 2015. The Governor’s proposed budget increased revenue sharing payments to cities, villages, townships and counties from the prior fiscal year. SB 133 maintains revenue sharing payments to cities, villages, townships and counties at fiscal year 2014-2015 levels. Further information on the budget can be found at www.michigan.gov/budget. In addition to the foregoing, legislation can be introduced at any time and from time to time which could modify the amount of tax revenues available for distribution or otherwise modify the distributions described above.

School Districts

Beginning in 1994, the electors of the State of Michigan approved a ballot proposition to amend the State Constitution to increase the sales tax from 4% to 6% as part of a complex plan to restructure the source of funding of public education (K-12) in order to reduce reliance on local property taxes for school operating purposes and to reduce the per pupil finance resource disparities among school districts. The State school aid package passed by the legislature as part of the school finance reform legislation instituted a per pupil foundation allowance. The foundation allowance is funded by locally raised property taxes plus State aid. All local school boards levy, with voter approval, up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property. The revenues for the State’s contribution to the foundation allowance are derived from a mix of taxing sources, including but not limited to, a statewide property tax of 6 mills on all taxable property, a State sales and use tax, a real estate transfer tax and a cigarette tax.

The net effect of the school finance reform legislation described above has been to shift significant portions of the costs of local school operations from local school districts to the State and to raise additional State revenues to fund those additional State expenses. State aid appropriations and the payment schedule of state aid can be changed by the Legislature at any time. After making substantial reductions in state aid payments due to budget constraints caused by declining revenues, the State provided modest increases in state aid payments during fiscal years 2013, 2014 and 2015. Both the Governor’s proposed budget and SB 133 contain a modest increase for fiscal year 2016. These increases included a per pupil increase in the state aid component of the foundation allowance.

Effect of Limitations on Ability to Pay Bonds

The ability of the State of Michigan to pay the principal and interest on its general obligation bonds may be affected by the limitations described above under “Constitutional Provisions Affecting Revenues and Expenditures.” Similarly, the ability of local units of government to levy taxes to pay the principal and interest on their general obligation bonds is subject to the constitutional, statutory, and charter limitations described above under “Issues Affecting Property Valuations and Taxes.”

In general, revenue bonds issued by the State, by local units of government, or by authorities created by the State or local units of government are payable solely from such specified revenues (other than tax revenues) as are pledged for that purpose, and such authorities generally have no taxing power. To the degree that the Fund contains private activity bonds or other “revenue” securities, a decline in economic conditions, as a separate matter, may adversely affect the capacity of users of the facilities constructed or acquired through the proceeds of such bonds to make periodic payments for the use of those facilities.

State Litigation

In the Official Statement dated March 26, 2015 relating to the Michigan Strategic Fund Limited Obligation Revenue Bonds (Community Colleges Skilled Trades Equipment Program) Series 2015, the following disclosure was made by the State of Michigan relating to litigation:

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The State is also a party to various legal proceedings which, if resolved in the State’s favor, would result in contingency gains to the State’s General Fund balance, but without material effect upon Fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable, but such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, in the opinion of the Attorney General of the State, have a material adverse effect on the security for the bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al., v. State, et al. (“Adair”) in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.

The Adair plaintiffs asserted that the State had, by operation of law, increased the level of various specified public school activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to that date, added various specified new public school activities or services, including recordkeeping requirements imposed on them by MCL 388.1752 and Executive Order 2000-9, all in violation of a December 23, 1978 amendment to the State Constitution commonly called the Headlee Amendment. The Adair plaintiffs requested declaratory relief, attorneys’ fees and litigation costs, but did not seek a money judgment.

On July 14, 2010, the Michigan Supreme Court reversed and remanded the Michigan Court of Appeals’ July 3, 2008 decision denying the Adair plaintiffs’ request for attorney fees. The amount of those fees has not yet been determined. The Michigan Supreme Court also affirmed the Court of Appeals July 3, 2008 decision that the State must appropriate funds sufficient to enable the Adair plaintiff school districts to comply with recordkeeping requirements imposed on them by MCL 388.1752 and Executive Order 2000-9.

The Michigan Legislature appropriated $25,624,500 for 2010-2011, to fund compliance with the imposed record keeping requirements. That amount was appropriated from the initial appropriation of discretionary State Aid to be received.

On November 6, 2012, on remand, the Court of Appeals denied the Adair plaintiffs’ request for attorney fees, because of an inability to accurately identify the appropriate amount of fees to be awarded. That ruling remained subject to further appeal. On May 24, 2013 the Michigan Supreme Court remanded to the Court of Appeals to determine reasonable attorney fees. On August 9, 2013, the Court of Appeals issued its Order on Fourth Remand awarding plaintiffs’ attorney fees in the amount of $1,348,677.60. The Plaintiffs filed an application for leave, but the Michigan Supreme Court denied leave to appeal on December 23, 2013.

On January 19, 2011, the Adair plaintiffs filed a new complaint seeking, among other things, a declaratory judgment that the appropriation is insufficient to pay the full costs of the imposed record keeping requirements, and that the new requirements for teacher and administrator evaluations enacted in the Race to the Top legislation, 2009 Public Acts 201-205, also violate the Headlee Amendment. The complaint also sought compensable damages for the amount of costs incurred by the school districts to provide required data and attorney fees, injunctive relief to cease requiring school districts from complying with the record keeping requirements, and injunctive relief to enjoin Defendants from enforcing the Race to the Top legislation.

On September 18, 2012, trial was scheduled to begin. During opening statements, the Districts announced that they had no intention of presenting any affirmative evidence that there was any discrepancy between the amount the Districts actually spent, or ever would spend, on the allegedly new activities and the amount they received in funding from the State. Recognizing this fatal flaw to the Districts’ claims, Defendants moved for directed verdict or, alternatively, involuntary dismissal. The Special Master granted Defendants’ motion and issued his report and recommendation on October 2. 2012 recommending dismissal of all of the Districts’ claims because the Districts conceded their inability to prove their case and because their teacher evaluation claims were not new activities under Headlee. Both parties filed objections to the special master report and responses in the Court of Appeals. The Districts have also filed procedural motions attempting to disqualify the Judge from serving on the Court of Appeals panel that will decide the case. The Court of Appeals denied the Districts motion challenging re-assignment of the panel. The Judge denied the request that he recuse himself from the panel. and the Chief Judge denied the subsequent motion to disqualify the Judge.

On August 10, 2012, the Adair plaintiffs filed a new original action in the Court of Appeals seeking, among other things, a declaratory judgment that the appropriation for 2012-13 in 2012 PA 201 is insufficient to pay the full costs of the imposed record keeping requirements adding allegations concerning information collected or reported in the Michigan Electronic Information System (“MEIS”). As with the 2011 case, the complaint again alleges that the current funding method improperly reduced aid to districts. The compliant again alleges that the requirements for teacher and administrator evaluations enacted in the Race to the Top legislation, 2009 Public Acts 201-205, and 2011 PA 100-102, the July 2011 amendments to section 1249 of the School Code, MCL 380.1249, as well as the changes to the Tenure Act, violate the Headlee Amendment and alternatively that the definitions of activity and service in the MCL 21.232(1) and MCL 21.234(1) are unconstitutional and contrary to the intent of the voters. Plaintiffs allege this is occurring in direct violation of the provisions of the second sentence of Const 1963, art 9, § 29, the Headlee Amendment. The complaint seeks declaratory relief, injunctive relief to cease requiring school districts from complying with the record keeping requirements, and injunctive relief to enjoin Defendants from enforcing the educator evaluation provisions. The complaint also seeks compensatory damages related the funding mechanism and the educator evaluation claims.

On August 22, 2013, the Court of Appeals affirmed dismissal of the evaluation claims because they were not new activities under Headlee. But the Court of Appeals reversed the directed verdict portion of the special master’s decision, stating that the correct burden of proof was whether “the methodology employed by the Legislature to determine the amount of the appropriation was so flawed that it fails to reflect the ‘actual cost to the state if the state were to provide the activity or service mandated as a state requirement.’ The Court of Appeals also rejected the State Defendants’ argument that the $3 billion appropriation in § 22b of the State School Aid Act satisfied the State’s Headlee funding obligations related to the entire Adair litigation. Both parties filed applications for leave to appeal in the Michigan Supreme Court. The Michigan Supreme Court granted the State’s application for leave to appeal on the burden of proof and the nature of the proof issues. The court denied the Districts’ application for leave to appeal the determination that the educator evaluation claims were not new activities under the Headlee Amendment.

On December 22, 2014, the Michigan Supreme Court reversed the Court of Appeals and reinstated the special master’s involuntary dismissal of the case. The Court concluded that in a case alleging underfunding of a Headlee mandate the plaintiff must allege and prove the specific amount of the funding shortfall, i.e., the extent of the necessary increased costs of the new or increased activity or service, in order to establish the extent of the harm caused by the Legislature’s inadequate funding. The decision did not disturb the balance of the Court of Appeals’ holdings not addressed in the decision. On January 12, 2015 the Plaintiffs filed a motion for rehearing requesting remand for trial under the standard enunciated by the Michigan Supreme Court rather than dismissal. The motion for rehearing was denied.

On February 9, 2015, the Michigan Court of Appeals vacated the order holding the original August 10, 2012 action in abeyance, and directed the clerk to select a random panel to commence proceedings. The panel will decide among several options, including whether to deny the relief sought, grant peremptory relief, schedule arguments on the legal merits, or refer the matter to the circuit court to decide any remaining factual issues. Although this is a declaratory judgment action, if the suit is sustained plaintiffs are entitled to costs including attorney fees currently estimated between $1.2 million and $4 million. Plaintiffs claim the cost of compliance with the reporting is over $50 million annually.

None of the outcomes of the above-related cases, including neither decisions on legal fees or increased costs, nor their effects on the State’s budget or specifically on the amount of available State Aid, can presently be determined.

In 2011 International Business Machines (“IBM”) filed a complaint in the Michigan Court of Claims seeking a refund of Michigan Business Taxes, International Business Machines v State of Michigan, Department of Treasury, 2011-33-MT. IBM is an out of state Business Tax taxpayer and the central issue in the IBM case was which apportionment factors a taxpayer could use. IBM asserted it was allowed to elect to use either the apportionment factors as stated in the Multistate Tax Compact (“MTC”) and Treasury asserted that IBM was only allowed to utilize the factors as stated in the Michigan Business Tax (“MBT”). By utilizing the MTC factors out of state taxpayers significantly reduced their respective MBT tax liability.

Over the following months numerous taxpayers filed cases seeking refunds or cancellation of assessments in the Michigan Court of Claims and the Michigan Tax Tribunal. The IBM case became the lead case regarding the apportionment factor issue. Most of the cases were held in abeyance pending resolution of the IBM decision. Treasury successfully convinced the tribal court and the court of appeals that taxpayers could only file their MBT returns utilizing the MBT apportionment factors. But in a plurality decision the Michigan Supreme Court disagreed and in mid-September 2014 issued its decision allowing taxpayers to file using the MTC apportionment factors and awarding IBM is requested refund. The potential impact on Michigan’s budget was $1.1 billion.

In response to the decision the legislature passed 2014 PA 282, which retroactively repealed the MTC and clarified the legislature’s intent that the MBT apportionment factors be used when calculating the filing MBT returns. Upon a review of briefs filed by the parties the court of claims granted Treasury summary disposition in the apportionment cases found that the passage of 2014 PA 282 was a proper use of legislative power and that taxpayers may only use MBT apportionment factors when calculating their MBT liability. The cases are now moving to the court of appeals and through the appellant process to ultimate resolution sometime within the next year or two. At this point in time IBM and the associated three factor apportionment cases do not cause a budgetary impact, however, until final resolution there is a continuing risk to the State of Michigan from this litigation.

APPENDIX E – RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation, and the promise S&P imputes; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi	Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s Global Rating Scales

Moody’s global long-term and short-term ratings are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

The	Moody’s Global Long-Term Ratings Scale is as follows:

Aaa	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The Moody’s Global Short-Term Ratings Scale is as follows:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e	Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#	Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, (e.g. #Aaa).

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website

Long-Term Credit Ratings Scales

AAA	Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the short-term ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC. (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on June 8, 2015 at the special meeting of shareholders of the Fund to be held on August 6, 2015 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

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Date	MYM_26676_042415-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on August 6, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26676

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1(A).	The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Michigan Quality Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its charter and Maryland law.	☐	☐	☐

1(B).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Michigan Quality Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its charter and Maryland law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MYM_26676_042415-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC. (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on June 8, 2015 at the special meeting of shareholders of the Fund to be held on August 6, 2015 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	MIY_26676_042415-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on August 6, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26676

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1(C)	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund and the transactions contemplated therein, including the issuance of additional shares of preferred stock.	☐	☐	☐

2.	The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MIY_26676_042415-Pref

JULY 31, 2014

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2014

Municipal Market Conditions

The latter part of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended July 31, 2014, municipal bond funds saw net outflows of approximately $35 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended July 31 remained relatively strong at $303 billion (but meaningfully lower than the $364 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2014
6 months: 4.11%
12 months: 7.38%

A Closer Look at Yields

From July 31, 2013 to July 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 90 basis points (“bps”) from 4.20% to 3.30%, while 10-year rates decreased 41 bps from 2.67% to 2.26% on and 5-year rates fell 5 bps from 1.27% to 1.22% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 78 bps and the spread between 2- and 10-year maturities flattened by 29 bps.

During the same time period, U.S. Treasury rates fell by 32 bps on 30-year and 2 bps on 10-year bonds, while moving up 37 bps in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.25% based on market price and 15.94% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 15.36% based on market price and 15.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Security selection also helped performance, particularly with respect to the Fund’s holdings of high quality school district issues, which performed well amid the improvement in the State of California’s finances. In addition the Fund’s holdings in the health care, transportation and utilities sectors contributed to returns. The use of leverage, which was achieved through the use of tender option bonds contributed to performance as well.

•

The Fund’s cash reserves were generally maintained at a minimal level. However, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2014 ($14.04)[1]	6.11%
Tax Equivalent Yield[2]	12.45%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of July 31, 2014[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.04	$13.31	5.48%	$14.64	$12.63
Net Asset Value	$15.82	$14.52	8.95%	$15.91	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	37%	36%
Utilities	25	24
Transportation	14	11
Health	12	10
Education	6	13
State	6	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	15%	12%
AA/Aa	76	75
A	9	13

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	8
2016	12
2017	14
2018	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	7

Fund Summary as of July 31, 2014	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 13.24% based on market price and 15.79% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 12.38% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of New Jersey state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2014 ($14.11)[1]	6.29%
Tax Equivalent Yield[2]	12.21%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.11	$13.30	6.09%	$14.55	$12.52
Net Asset Value	$15.74	$14.51	8.48%	$15.85	$13.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	23%	21%
State	22	27
Education	18	15
County/City/Special District/School District	14	13
Health	12	11
Housing	6	7
Utilities	3	5
Corporate	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	9%	9%
AA/Aa	51	46
A	33	38
BBB/Baa	7	7
N/R2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $10,039, representing less than 1%, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	7
2016	3
2017	7
2018	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	9

Fund Summary as of July 31, 2014	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 16.10% based on market price and 16.40% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Fund’s longer-dated holdings in the health care, education and transportation sectors experienced strong market appreciation, aiding performance. The Fund also benefited from its holdings in the State of California, as the continued improvement in the State’s economy was a catalyst for market appreciation during the period.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.26)[1]	6.43%
Tax Equivalent Yield[2]	11.36%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.26	$12.20	8.69%	$13.78	$11.80
Net Asset Value	$14.83	$13.61	8.96%	$14.92	$13.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	36%	27%
Utilities	21	23
County/City/Special District/School District	18	20
Health	11	11
State	9	10
Education	2	6
Housing	2	1
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	6%	9%
AA/Aa	62	64
A	27	27
BBB/Baa	5	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	—
2016	2%
2017	2
2018	11

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	11

Fund Summary as of July 31, 2014	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 14.74% based on market price and 15.24% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 12.67% based on market price and 12.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of Michigan state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.47)[1]	6.41%
Tax Equivalent Yield[2]	11.83%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.47	$12.57	7.16%	$14.12	$11.94
Net Asset Value	$15.24	$14.16	7.63%	$15.30	$13.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Education	21%	17%
County/City/Special District/School District	19	25
Health	18	14
Utilities	13	12
State	11	13
Transportation	9	10
Housing	6	6
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	3%	1%
AA/Aa	73	70
A	24	29

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	7
2016	6
2017	8
2018	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	13

Fund Summary as of July 31, 2014	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 13.85% based on market price and 16.64% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 12.38% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of New Jersey state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.15)[1]	6.28%
Tax Equivalent Yield[2]	12.19%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.15	$13.27	6.63%	$14.54	$12.48
Net Asset Value	$15.61	$14.29	9.24%	$15.70	$13.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	24%	20%
Education	22	17
State	17	24
County/City/Special District/School District	12	11
Health	11	10
Housing	6	7
Utilities	4	8
Corporate	4	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	6%	6%
AA/Aa	51	45
A	36	42
BBB/Baa	7	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	6%
2015	3
2016	3
2017	8
2018	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	15

Fund Summary as of July 31, 2014	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 13.45% based on market price and 15.39% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 16.01% based on market price and 13.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Fund’s exposure to long-maturity bonds benefited performance given that the yield curve flattened with rates falling more significantly in the 20- to 30-year maturity range. The income generated from coupon payments on the Fund’s portfolio of Pennsylvania tax-exempt bonds also contributed to performance.

•

The Fund’s modest exposure to Puerto Rico government-related credits detracted from results. Credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.89)[1]	6.39%
Tax Equivalent Yield[2]	11.65%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.89	$13.07	6.27%	$14.37	$12.30
Net Asset Value	$15.77	$14.59	8.09%	$15.85	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	25%	22%
Health	17	16
State	16	17
Transportation	11	13
Education	10	11
Corporate	8	7
Utilities	7	7
Housing	6	7
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	1%	1%
AA/Aa	74	73
A	19	22
BBB/Baa	6	4
N/R2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $539,850, representing less than 1%, and $525,235, representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	10
2016	11
2017	6
2018	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	17

Schedule of Investments July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 120.4%
Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,806,192
County/City/Special District/School District — 37.9%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,100	10,803,611
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,055,958
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,074,980
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB (BHAC), 5.00%, 10/01/34	7,915	8,230,729
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,820,050
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,440	2,930,562
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,050	5,813,207
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,765,113
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	30,000	33,046,200
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,242,170
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,348,900
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,631,457
5.75%, 11/01/34	12,085	14,622,850
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, Series E, 5.25%, 8/01/39	3,700	4,190,102
Los Angeles Community College District, GO, Series E (AGM), 5.00%, 8/01/31	11,215	11,953,396
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,102,830
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,123,650
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	10,873,100
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,634,400
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,623,512
California (continued)
County/City/Special District/School District (concluded)
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	$900	$1,049,382
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	23,100	23,828,805
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,738,867
5.75%, 5/01/42	4,500	5,290,380
San Jose California Financing Authority, Refunding LRB, Convention Center Expansion & Renovation Project, Series A, 5.00%, 6/01/39	20,000	21,770,000
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,556,604
West Contra Costa California Unified School District, GO:
Election of 2005, Series A (AGM), 5.00%, 8/01/35	5,000	5,066,200
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	5,883,724
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,610,957
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,827,500

		245,509,196
Education — 3.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,300	2,594,630
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,154,965
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,504,310
5.75%, 8/01/35	8,400	9,779,616
University of California, RB, Series L, 5.00%, 5/15/36	3,030	3,258,038

		21,291,559
Health — 18.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
Series A, 6.00%, 8/01/30	2,305	2,784,855
Series B, 6.25%, 8/01/39	6,305	7,284,734
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,620	9,314,341
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,275	7,520,822
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,761,518
Sutter Health, Series A, 5.25%, 11/15/46	7,500	7,944,300
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,556,070

Portfolio Abbreviations

AGC	Assured Guaranty Corp.	EDA	Economic Development Authority	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	IDB	Industrial Development Board
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	ISD	Independent School District
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	LRB	Lease Revenue Bonds
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	M/F	Multi-Family
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	Q-SBLF	Qualified School Bond Loan Fund
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
COP	Certificates of Participation	HUD	Department of Housing and Urban Development	S/F	Single-Family

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	$3,700	$4,178,521
Saint Joseph’s Health System, Series A, 5.00%, 7/01/37	10,000	10,837,100
Series A, 5.00%, 10/01/38	10,970	12,129,529
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,065	3,494,253
California Statewide Communities Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/42	12,500	13,532,125
Series B, 5.25%, 3/01/45	12,505	12,887,528
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,618,825
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,684,918
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,901,721

		119,431,160
State — 9.4%
California State Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,367,997
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,381,831
California State Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,406,211
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,000	5,998,850
6.00%, 4/01/38	28,095	33,063,601
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	14,000,090

		61,218,580
Transportation — 20.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,438,821
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,679,750
Series A, 5.00%, 5/01/29	6,435	7,130,945
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	2,979,536
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	3,750	4,106,925
5.25%, 5/15/39	5,835	6,626,926
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,343,931
6.25%, 3/01/34	1,400	1,619,380
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Series A (AMBAC), 5.00%, 7/01/35	9,000	9,314,190
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	7,125,245
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,190	9,279,516
Senior Series B, 5.75%, 7/01/39	2,650	3,023,094
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	15,133,234
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,530	20,718,791
California (concluded)
Transportation (concluded)
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,545	5,239,703
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,327,315
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	2,500	2,577,950
County of San Mateo California Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,296,700

		132,961,952
Utilities — 30.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,521,970
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	16,000	17,771,040
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,305,260
City of Napa California Water Revenue, RB (AMBAC), 5.00%, 5/01/35	9,100	9,905,896
City of San Francisco California Public Utilities Commission Water, RB, Series B, 5.00%, 11/01/30	10,000	11,418,200
County of Sacramento California Sanitation Districts Financing Authority, RB:
5.00%, 6/01/16 (a)	3,490	3,790,768
5.00%, 12/01/36	1,010	1,066,126
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,840,440
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/32	10,000	11,052,400
Series A (NPFGC), 5.00%, 6/01/37	6,670	7,332,731
Sub-Series A (AGM), 5.00%, 6/01/37	11,190	12,301,839
Sub-Series A (AMBAC), 5.00%, 6/01/33	5,000	5,480,700
East Bay Municipal Utility District Water System Revenue, RB, Series A (NPFGC):
5.00%, 6/01/15 (a)	8,830	9,185,761
5.00%, 6/01/35	3,240	3,340,796
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,801,291
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,344,400
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	9,500	10,355,475
Los Angeles Department of Water & Power, RB:
Series A, 5.38%, 7/01/38	9,375	10,663,406
Sub-Series A-2, (AGM), 5.00%, 7/01/35	7,500	8,036,850
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/35	12,870	13,319,292
5.00%, 7/01/37	5,500	6,017,605
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	2,515	2,856,537
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,060	1,209,555
5.25%, 5/15/39	10,000	11,337,800
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 8/01/39	8,000	9,292,960
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,246,412

		197,795,510
Total Municipal Bonds — 120.4%		781,014,149

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California — 29.1%
County/City/Special District/School District — 18.0%
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	$13,180	$14,556,255
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	18,180,190
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	11,015,400
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	7,348,137
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	13,219,358
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	11,231,400
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,458,954
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,935,400
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	18,958,280

		116,903,374
Education — 4.9%
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,799,485
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,615,440
Series O, 5.75%, 5/15/34	11,190	13,100,543

		31,515,468
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California (concluded)
Utilities — 6.2%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	16,740	18,549,762
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	15,993,212
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,610,799

		40,153,773
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.1%		188,572,615
Total Long-Term Investments (Cost — $900,566,455) — 149.5%		969,586,764

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (c)(d)	2,207,320	2,207,320
Total Short-Term Securities (Cost — $2,207,320) — 0.3%		2,207,320
Total Investments (Cost — $902,773,775) — 149.8%		971,794,084
Other Assets Less Liabilities — 2.9%		19,344,027
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.6)%		(88,301,430)
VMTP Shares, at Liquidation Value — (39.1)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$648,836,681

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF California Municipal Money Fund	501,963	1,705,357	2,207,320	$206

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(411)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$51,214,453	$98,963

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$969,586,764	—	$969,586,764
Short-Term Securities	$2,207,320	—	—	2,207,320

Total	$2,207,320	$969,586,764	—	$971,794,084

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$98,963	—	—	$98,963
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$562,000	—	—	$562,000
Liabilities:
TOB trust certificates	—	$(88,271,444)	—	(88,271,444)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$562,000	$(342,271,444)	—	$(341,709,444)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Schedule of Investments July 31, 2014	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 138.8%
Corporate — 2.9%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, AMT, Series A, 5.00%, 12/01/23	$4,190	$4,635,942
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	2,500	2,739,450
Series B, 5.60%, 11/01/34	2,150	2,363,022

		9,738,414
County/City/Special District/School District — 18.2%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,758,272
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/32	4,605	4,813,008
5.00%, 7/01/33	1,395	1,455,250
5.00%, 7/01/37	1,470	1,518,628
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	315,768
5.50%, 10/01/28	4,840	6,145,832
County of Hudson New Jersey Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	811,860
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,140,320
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	3,857,148
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,805
County of Monmouth New Jersey Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,019
5.38%, 12/01/18	5	5,019
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	2,590	2,740,453
4.00%, 3/01/30	2,590	2,727,788
4.00%, 3/01/31	2,925	3,068,179
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	450	486,013
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	5,415	5,893,307
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	1,235	1,309,878
4.25%, 3/01/35	1,300	1,371,981
4.30%, 3/01/36	1,370	1,442,733
Morristown Parking Authority, RB, (NPFGC):
5.00%, 8/01/30	1,830	1,912,844
5.00%, 8/01/33	3,000	3,120,150
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC):
5.50%, 3/01/21	5,890	6,809,606
5.50%, 3/01/22	3,150	3,672,081
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/15 (a)	2,000	2,090,080

		60,973,022
New Jersey (continued)
Education — 28.2%
New Jersey Educational Facilities Authority, RB:
Higher Education Capital Improvement Fund, 5.00%, 9/01/33	4,310	4,739,750
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (a)	1,200	1,306,500
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,113,539
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,780,479
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	10,730,948
Montclair State University, Series A, 5.00%, 7/01/39	11,055	12,287,080
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,840,987
Montclaire State University, Series A, 5.00%, 7/01/44	2,520	2,794,201
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,288,450
Ramapo College, Series B, 5.00%, 7/01/37	345	372,331
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,271,238
Seton Hall University, Series D, 5.00%, 7/01/38	360	391,410
Seton Hall University, Series D, 5.00%, 7/01/43	430	467,010
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,900,464
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	920,286
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	277,670
William Paterson University, Series C (AGC), 4.75%, 7/01/34	4,000	4,244,600
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	790	788,191
4.50%, 12/01/28	3,380	3,527,841
4.00%, 12/01/29	4,140	4,073,222
4.00%, 12/01/29	710	707,487
4.50%, 12/01/29	4,150	4,325,504
4.63%, 12/01/30	4,080	4,245,770
4.00%, 12/01/31	1,335	1,289,076
4.25%, 12/01/32	1,460	1,445,692
4.13%, 12/01/35	710	677,539
4.50%, 12/01/36	1,280	1,284,774
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.38%, 12/01/24	1,500	1,684,470
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	5,045	5,433,969
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,100	1,263,592
5.00%, 5/01/43	7,150	7,934,927

		94,408,997
Health — 19.1%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/15 (a)	10,775	11,358,143
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	720	755,424

22	ANNUAL REPORT	JULY 31, 2014

See Notes to Financial Statements.

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	$6,050	$6,347,660
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	3,800	3,986,960
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	4,885	5,424,011
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,035	3,271,366
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	2,130	2,415,441
5.00%, 7/01/29	510	574,831
5.50%, 7/01/31	2,880	3,212,323
AHS Hospital Corp., 6.00%, 7/01/41	3,080	3,565,685
Catholic Health East Issue, 5.00%, 11/15/33	1,375	1,465,668
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,597,710
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,743,040
Kennedy Health System, 5.00%, 7/01/42	360	377,978
Meridian Health System Obligated Group, 5.00%, 7/01/25	700	784,378
Meridian Health System Obligated Group, 5.00%, 7/01/26	1,590	1,764,089
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	2,030,155
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,010	4,390,068
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	3,560	3,866,089
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	740	789,869
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	440	415,888

		64,136,776
Housing — 9.0%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,800	5,180,784
Capital Fund Program, Series A (AGM) (HUD), 4.70%, 11/01/25	6,120	6,272,021
M/F Housing, Series A, 4.55%, 11/01/43	3,575	3,603,350
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	935	918,890
S/F Housing, Series AA, 6.50%, 10/01/38	930	957,826
S/F Housing, Series B, 4.50%, 10/01/30	6,735	7,114,584
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	2,400	2,438,736
M/F Housing, Series 2, 4.75%, 11/01/46	3,015	3,058,898
S/F Housing, Series T, 4.70%, 10/01/37	615	620,486

		30,165,575
State — 29.6%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (b)	9,000	7,025,760
CAB, Series B, 0.00%, 11/01/25 (b)	10,000	7,210,400
Election of 2005, Series A, 5.80%, 11/01/15 (a)	1,960	2,095,828
Election of 2005, Series A, 5.80%, 11/01/15 (a)	2,730	2,919,189
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	6,056,750
5.25%, 11/01/21	7,705	9,440,166
New Jersey (continued)
State (concluded)
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	2,185	2,477,593
New Jersey EDA, RB:
Liberty State Park Project, Series C, 5.00%, 3/01/22	2,670	2,740,301
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,118,849
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,764,760
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	8,939,475
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,223,046
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	2,775	3,375,121
School Facilities Construction (AGC), 6.00%, 12/15/34	25	28,968
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (a)	9,000	9,254,430
School Facilities Construction, Series O, 5.25%, 3/01/15 (a)	1,420	1,461,947
School Facilities Construction, Series U, 5.00%, 9/01/37	2,475	2,696,388
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,287,880
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	984,885
Cigarette Tax, 5.00%, 6/15/28	1,520	1,654,900
Cigarette Tax, 5.00%, 6/15/29	2,000	2,163,300
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,219,070
School Facilities Construction, Series NN, 5.00%, 3/01/29	4,500	4,923,270
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,080	1,208,099

		99,270,375
Transportation — 27.6%
Delaware River Port Authority, RB:
5.00%, 1/01/29	1,250	1,414,275
5.00%, 1/01/37	4,465	4,881,986
Series D (AGM), 5.00%, 1/01/40	3,700	3,930,288
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	1,745	1,887,392
5.00%, 1/01/27	1,300	1,396,408
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project (AMT):
5.13%, 1/01/34	1,630	1,745,159
5.38%, 1/01/43	5,495	5,829,371
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (c)	7,615	7,832,637
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	4,900	5,969,621
Series A (AGM), 5.25%, 1/01/29	2,000	2,423,960
Series A (AGM), 5.25%, 1/01/30	4,000	4,855,160
Series A (BHAC), 5.25%, 1/01/29	500	616,315
Series C (NPFGC), 6.50%, 1/01/16 (d)	255	277,295
Series C (NPFGC), 6.50%, 1/01/16 (d)	1,535	1,593,453
Series C (NPFGC), 6.50%, 1/01/16 (d)	305	331,666
Series C (NPFGC), 6.50%, 1/01/16	605	656,310
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (b)	7,210	2,311,454

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	$6,000	$2,049,360
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (b)	4,050	1,709,545
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (b)	1,400	473,228
Transportation Program, Series AA, 5.00%, 6/15/33	4,300	4,623,833
Transportation System, Series A, 6.00%, 6/15/35	4,365	5,225,080
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,449,507
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,000	2,339,040
Transportation System, Series AA, 5.25%, 6/15/33	4,050	4,495,054
Transportation System, Series B, 5.50%, 6/15/31	1,425	1,625,697
Transportation System, Series B, 5.25%, 6/15/36	1,775	1,930,419
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,007,860
Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,561,125
Series 8, 6.00%, 12/01/42	2,500	2,868,200
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	2,850	3,154,266
Consolidated, 152nd Series, 5.75%, 11/01/30	5,175	5,857,272
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	1,025	1,103,074
5.00%, 11/01/29	1,025	1,096,361

		92,521,671
Utilities — 4.2%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	1,330	1,436,812
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	4,335	5,196,495
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (b):
0.00%, 9/01/28	6,600	3,783,582
0.00%, 9/01/29	6,900	3,741,042

		14,157,931
Total Municipal Bonds in New Jersey		465,372,761
Guam — 1.0%
State — 1.0%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	305	325,417
Series A, 5.13%, 1/01/42	2,500	2,634,575
Series B-1, 5.00%, 1/01/37	395	414,177
Total Municipal Bonds in Guam		3,374,169

Puerto Rico — 0.5%
Health — 0.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.50%, 11/15/20	1,750	1,758,960
Total Municipal Bonds — 140.3%		470,505,890

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 19.2%
County/City/Special District/School District — 4.0%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,370	13,359,971
Education — 0.3%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,099,151
State — 5.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	11,715,274
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	4,780	5,229,901

		16,945,175
Transportation — 9.9%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	5,200	5,645,224
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,900	2,066,802
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	11,456	12,902,963
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	5,500	5,927,460
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,548,290

		33,090,739
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.2%		64,495,036
Total Long-Term Investments (Cost — $498,648,550) — 159.5%		535,000,926
Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	4,710,150	4,710,150
Total Short-Term Securities (Cost — $4,710,150) — 1.4%		4,710,150
Total Investments (Cost — $503,358,700) — 160.9%		539,711,076
Other Assets Less Liabilities — 0.9%		3,119,362
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3)%		(34,705,693)
VRDP Shares, at Liquidation Value — (51.5)%		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$335,424,745

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $8,818,272.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New Jersey Municipal Money Fund	7,170,770	(2,460,620)	4,710,150	$2

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(205)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$25,544,922	$87,799

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$535,000,926	—	$535,000,926
Short-Term Securities	$4,710,150	—	—	4,710,150

Total	$4,710,150	$535,000,926	—	$539,711,076

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$87,799	—	—	$87,799
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$280,000	—	—	$280,000
Liabilities:
TOB trust certificates	—	$(34,699,311)	—	(34,699,311)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	$280,000	$(207,399,311)	—	$(207,119,311)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,747,545
6.00%, 6/01/39	2,985	3,460,719
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	382,515

		5,590,779
California — 19.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,211,076
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,376,435
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	720	831,794
5.25%, 5/01/33	560	619,931
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,775,728
6.25%, 3/01/34	1,250	1,445,875
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,586,242
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	970	1,144,804
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	3,073,040
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,129,840
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,172,031
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,954,287
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	490	560,315
Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,181,180
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	430,965
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,235	2,532,210

		25,025,753
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	572,715
5.50%, 11/15/30	225	254,124
5.50%, 11/15/31	270	302,484
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,479,907

		2,609,230
Florida — 11.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	303,161
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,312,096
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,089,050
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	120	122,381
Florida (concluded)
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	1,840	2,109,321
Series A, 5.50%, 10/01/42	2,125	2,355,435
Series B, AMT, 6.00%, 10/01/26	590	710,690
Series B, AMT, 6.00%, 10/01/27	775	925,606
Series B, AMT, 6.25%, 10/01/38	310	362,288
Series B, AMT, 6.00%, 10/01/42	410	468,327
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	885,352
Water & Sewer System, Series B, 5.25%, 10/01/29	500	574,000
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,328,501
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	710	796,222

		14,342,430
Hawaii — 1.0%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	287,433
5.25%, 8/01/26	810	924,226

		1,211,659
Illinois — 23.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	770	866,420
Series C, 6.50%, 1/01/41	3,680	4,402,752
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/29	1,000	1,058,590
5.25%, 1/01/33	570	593,609
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax, 5.25%, 1/01/38	525	562,217
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,165	1,201,406
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,558,732
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,087,990
Sales Tax Receipts, 5.00%, 12/01/44	1,235	1,320,277
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,185,010
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,434,634
City of Chicago Illinois, Midway Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	385	401,132
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,500	1,676,220
5.25%, 12/01/43	2,700	2,916,891
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,763,495
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,093,502
6.00%, 6/01/28	270	314,258
State of Illinois, GO:
5.25%, 2/01/31	585	615,841
5.25%, 2/01/32	1,000	1,047,220
5.50%, 7/01/33	1,500	1,602,300
5.50%, 7/01/38	280	296,570

		28,999,066
Indiana — 4.1%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	375	388,492

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	$4,310	$4,789,703

		5,178,195
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	430,399
Series A-2, 6.00%, 1/01/23	160	183,637
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,000	1,131,790
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	805	880,573

		2,626,399
Massachusetts — 2.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	880	960,608
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,910	1,962,773

		2,923,381
Michigan — 5.3%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	660	722,291
Series C-1, 7.00%, 7/01/27	2,285	2,479,842
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,839,510
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,265	1,631,584

		6,673,227
Minnesota — 2.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,529,980
Mississippi — 1.5%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,547,095
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	294,653

		1,841,748
Nevada — 4.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,566,211
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,081,780
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,715,100

		5,363,091
New Jersey — 6.4%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,000	1,060,850
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	980	1,191,935
School Facilities Construction (AGC), 6.00%, 12/15/34	20	23,174
The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	530	574,043
New Jersey (concluded)
New Jersey EDA, Refunding RB, School Facilities Construction, Series RR, 5.00%, 6/15/33	500	540,430
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,509,032
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,323,654
Series AA, 5.50%, 6/15/39	1,600	1,768,880

		7,991,998
New York — 5.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,545	1,767,434
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,316,600
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,807,575

		6,891,609
Ohio — 1.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	585	662,302
5.25%, 2/15/31	1,500	1,688,745

		2,351,047
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/44	440	481,994
Sub-Series A, 6.00%, 12/01/41	2,000	2,179,500

		2,661,494
South Carolina — 4.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,690,941
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,092,704
6.00%, 7/01/38	1,155	1,305,496
5.50%, 7/01/41	1,000	1,095,820

		6,184,961
Texas — 19.1%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,250	2,520,045
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,057,122
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,427,643
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,169,962
6.00%, 11/15/36	2,055	2,417,831
5.38%, 11/15/38	1,000	1,130,210
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,026,011
Dallas-Fort Worth International Airport, Refunding RB, Joint Revenue, Series E, 5.50%, 11/01/27	2,500	2,866,825
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	730	824,272
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,129,280

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	$1,000	$1,124,800
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,594,768
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	476,288
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB (AGC):
6.50%, 1/01/19 (a)	265	323,191
6.50%, 7/01/37	835	936,661

		24,024,909
Virginia — 1.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	418,505
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,233,120

		1,651,625
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,114,480
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	827,631

		1,942,111
Total Municipal Bonds — 127.0%		159,614,692

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,567,245
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	760	873,914
Florida — 2.4%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,782,302
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	240	248,218

		3,030,520
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,140,772
Nevada — 7.5%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,333,248
Series B, 5.50%, 7/01/29	1,994	2,337,151
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,737,474

		9,407,873
New Jersey — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,610	1,717,855
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,000	1,087,791

		2,805,646
New York — 12.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	2,999	3,330,900
Series FF-2, 5.50%, 6/15/40	1,095	1,252,475
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,119,297
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,137,537
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,305,640
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,770	1,984,241
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,679,618

		15,809,708
Texas — 2.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	2,609	2,959,373
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,068,160
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.8%		38,663,211
Total Long-Term Investments (Cost — $180,889,379) — 157.8%		198,277,903

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	2,565,273	2,565,273
Total Short-Term Securities (Cost — $2,565,273) — 2.0%		2,565,273
Total Investments (Cost — $183,454,652) — 159.8%		200,843,176
Other Assets Less Liabilities — 1.3%		1,592,727
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.1)%		(20,288,965)
VMTP Shares, at Liquidation Value — (45.0)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$125,646,938

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 16, 2016 to November 15, 2019 is $4,647,054.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	8,162,312	(5,597,039)	2,565,273	$683

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(79)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$9,844,141	$33,835

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$198,277,903	—	$198,277,903
Short-Term Securities	$2,565,273	—	—	2,565,273

Total	$2,565,273	$198,277,903	—	$200,843,176

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$33,835	—	—	$33,835
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$108,000	—	—	$108,000
Liabilities:
TOB trust certificates	—	$(20,283,757)	—	(20,283,757)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$108,000	$(76,783,757)	—	$(76,675,757)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Schedule of Investments July 31, 2014	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 136.9%
Corporate — 4.9%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$10,695	$13,648,103
County/City/Special District/School District — 25.1%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 5/01/27	960	1,031,290
4.50%, 5/01/29	900	961,461
Bay City School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/36	2,800	2,946,160
Birmingham City School District Michigan, GO, School Building & Site (AGM), 5.00%, 11/01/14 (a)	1,000	1,012,150
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,026,171
5.00%, 4/01/26	2,000	2,204,020
5.00%, 4/01/27	500	545,475
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,970	2,180,002
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	525,305
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	3,215	3,495,026
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	826,643
5.50%, 5/01/41	1,355	1,480,812
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	617,010
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,548,919
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	930	1,032,384
5.00%, 5/01/33	990	1,094,069
5.00%, 5/01/34	745	820,856
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,207,597
Fraser Public School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/25	2,000	2,066,300
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	668,118
5.50%, 5/01/36	1,200	1,322,628
5.50%, 5/01/41	1,575	1,721,239
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,125	1,162,294
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,420,415
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/24	1,000	1,033,150
5.00%, 5/01/25	1,525	1,575,554
5.00%, 5/01/26	1,600	1,653,040
5.00%, 5/01/35	3,000	3,077,070
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	3,650	3,846,333
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	3,090	3,280,869
Montrose Community Schools, GO, (NPFGC), 6.20%, 5/01/17	625	675,494
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/25	900	989,856
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM):
4.25%, 5/01/26	$1,200	$1,285,716
4.25%, 5/01/27	1,200	1,275,168
4.50%, 5/01/29	1,025	1,094,567
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/32	2,500	2,698,975
Troy School District, GO (Q-SBLF), 5.00%, 5/01/28	1,240	1,416,365
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	1,250	1,384,975
Walled Lake Consolidated School District, GO (Q-SBLF):
5.00%, 5/01/37	1,770	1,929,919
5.00%, 5/01/40	1,630	1,766,708

		69,900,103
Education — 19.6%
Grand Valley State University, RB, (NPFGC), 5.50%, 2/01/18	1,445	1,544,315
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,720	1,721,170
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	4,980	5,530,041
Series C, 5.00%, 2/15/40	4,700	5,052,124
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,650	1,784,953
Oakland University, RB, General, Series A:
5.00%, 3/01/38	8,485	9,089,641
5.00%, 3/01/43	13,865	14,780,506
University of Michigan, RB, Series A, 5.00%, 4/01/39	2,125	2,404,905
Wayne State University, RB, Series A:
5.00%, 11/15/40	2,000	2,150,560
4.00%, 11/15/44	620	620,546
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	2,100	2,286,585
5.25%, 11/15/43	5,255	5,730,840
(AGM), 5.25%, 11/15/33	620	687,214
(AGM), 5.00%, 11/15/39	1,085	1,173,677

		54,557,077
Health — 28.4%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	5,051,292
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	4,964,220
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,630,399
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,745	1,892,784
Trinity Health Credit Group, 5.00%, 12/01/31	3,100	3,385,758
Trinity Health Credit Group, 5.00%, 12/01/35	4,100	4,414,839
Trinity Health Credit Group, 5.00%, 12/01/39	3,350	3,576,293
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,186,365
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,011,760
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	620	633,435
MidMichigan Obligated Group, Series A, 5.00%, 4/15/36	3,550	3,589,654

32	ANNUAL REPORT	JULY 31, 2014

See Notes to Financial Statements.

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	$2,500	$2,533,000
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,290,120
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	600	657,330
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	3,260	3,422,087
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	630	642,102
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	3,100	3,176,198
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,488,398
McLaren Health Care, Series A, 5.75%, 5/15/38	4,500	5,058,675
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	930	1,084,789
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,460	4,501,924
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,173,180
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	11,000	11,750,640
Series V, 8.25%, 9/01/18 (a)	1,000	1,289,790
Series W, 6.00%, 8/01/39	925	1,029,784
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,965	2,117,622
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/14 (a)	475	478,662

		79,031,100
Housing — 10.2%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,014,440
Series A, 4.75%, 12/01/25	4,235	4,501,974
Series A, 4.45%, 10/01/34	620	636,573
Series A, 4.63%, 10/01/39	2,165	2,213,778
Series A, 4.75%, 10/01/44	3,100	3,177,314
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,615	3,639,510
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	7,790	7,913,627
Series A, 6.05%, 10/01/41	4,825	5,261,421

		28,358,637
State — 14.4%
Michigan State Building Authority, Refunding RB:
5.00%, 10/15/31	1,000	1,060,930
Facilities Program, Series I, 6.25%, 10/15/38	3,900	4,540,809
Facilities Program, Series I (AGC), 5.25%, 10/15/24	4,000	4,640,080
Facilities Program, Series I (AGC), 5.25%, 10/15/25	2,000	2,311,460
Facilities Program, Series I (AGC), 5.25%, 10/15/26	600	690,882
Facilities Program, Series I-A, 5.50%, 10/15/45	1,250	1,391,938
Facilities Program, Series II (AGM), 5.00%, 10/15/26	4,500	5,124,105
Michigan State Finance Authority, RB, Local Government Loan Program, Series F:
5.00%, 4/01/31	1,000	1,063,650
5.25%, 10/01/41	6,085	6,441,764
Municipal Bonds	Par (000)	Value
Michigan (continued)
State (concluded)
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	$4,350	$4,709,875
State of Michigan, COP, (AMBAC), 0.00%, 6/01/22 (b)(c)	3,000	2,513,040
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,850	2,065,081
5.00%, 11/15/36	3,125	3,441,187

		39,994,801
Transportation — 14.1%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,906,197
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	6,270	6,611,652
5.25%, 12/01/26	6,300	6,643,287
5.00%, 12/01/34	4,435	4,595,902
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,587,280
5.75%, 12/01/26	1,000	1,146,820
5.38%, 12/01/32	8,700	9,732,516

		39,223,654
Utilities — 20.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,645	1,611,343
City of Detroit Michigan Water Supply System, RB:
2nd Lien, Series B (AGM), 7.00%, 7/01/36	3,000	3,226,080
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	6,000	5,910,480
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	10,470	10,477,120
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	930	1,032,347
4.00%, 1/01/42	1,700	1,714,484
City of Holland Michigan Electric Utility System, RB, Series A:
5.00%, 7/01/33	1,860	2,088,296
4.13%, 7/01/39	1,450	1,479,275
5.00%, 7/01/39	7,575	8,394,994
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,970	2,232,168
5.00%, 7/01/31	4,230	4,712,854
5.00%, 7/01/37	2,065	2,271,066
5.50%, 7/01/41	3,000	3,483,540
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	310	333,520
5.63%, 10/01/40	1,000	1,084,120
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 9/03/14 (a)	1,000	1,004,440
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	1,250	1,353,713
5.00%, 10/01/29	2,000	2,277,120
Pooled Project, 5.00%, 10/01/27	1,240	1,435,275

		56,122,235
Total Municipal Bonds in Michigan		380,835,710

Guam — 3.5%
State — 3.5%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	500	533,470

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam (concluded)
State (concluded)
Territory of Guam RB (concluded):
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	$4,850	$5,111,076
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	1,695	1,781,699
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	665	697,286
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,400	1,532,118
Total Municipal Bonds in Guam		9,655,649
Total Municipal Bonds — 140.4%		390,491,359

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 17.2%
County/City/Special District/School District — 4.4%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	6,770	7,309,418
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	4,650	5,070,453

		12,379,871
Education — 12.7%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	6,220	6,947,740
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	8,249,850
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	6,190	6,655,983
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	13,372,023

		35,225,596
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Michigan (concluded)
Health — 0.1%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	$190	$202,834
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2%		47,808,301
Total Long-Term Investments (Cost — $413,056,033) — 157.6%		438,299,660

Short-Term Securities	Shares	Value
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	3,889,640	3,889,640
Total Short-Term Securities (Cost — $3,889,640) — 1.4%		3,889,640
Total Investments (Cost — $416,945,673) — 159.0%		442,189,300
Other Assets Less Liabilities — 1.4%		4,046,149
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.4)%		(23,492,163)
VRDP Shares, at Liquidation Value — (52.0)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$278,143,286

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF Michigan Municipal Money Fund	479,667	3,409,973	3,889,640	$2

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(140)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$17,445,313	$59,960

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$438,299,660	—	$438,299,660
Short-Term Securities	$3,889,640	—	—	3,889,640

Total	$3,889,640	$438,299,660	—	$442,189,300

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$59,960	—	—	$59,960
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$210,000	—	—	$210,000
Liabilities:
TOB trust certificates	—	$(23,487,000)	—	(23,487,000)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	$210,000	$(168,087,000)	—	$(167,877,000)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	35

Schedule of Investments July 31, 2014	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 126.7%
Corporate — 6.9%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Chambers Project, AMT, Series A, 5.00%, 12/01/23	$1,710	$1,891,995
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	5,000	5,478,900
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,099,080
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,092,390

		9,562,365
County/City/Special District/School District — 15.3%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	769,035
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/35	1,250	1,295,900
County of Essex New Jersey Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	1,026,580
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,111,250
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (a)	1,000	459,310
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	270,620
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,070,160
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,500,002
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,019
5.25%, 12/01/15	5	5,018
5.00%, 12/01/17	5	5,015
5.00%, 12/01/18	5	5,013
5.00%, 12/01/19	5	5,012
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	1,060	1,121,575
4.00%, 3/01/30	1,060	1,116,392
4.00%, 3/01/31	1,200	1,258,740
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	200	216,006
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,155	2,345,351
Edgewater Borough Board of Education, GO, Refunding (AGM):
4.25%, 3/01/34	300	318,189
4.25%, 3/01/35	300	316,611
4.30%, 3/01/36	300	315,927
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC):
5.50%, 3/01/21	1,540	1,780,440
5.50%, 3/01/22	1,050	1,224,027
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/15 (b)	1,000	1,045,040
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,720	2,724,869

		21,311,101
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education — 30.0%
New Jersey Educational Facilities Authority, RB:
Higher Education Capital Improvement Fund, 5.00%, 9/01/33	$2,060	$2,265,403
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (b)	1,600	1,742,000
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	4,192,121
Montclair State University, Series A, 5.00%, 7/01/39	4,500	5,001,525
Montclaire State University, Series A, 5.00%, 7/01/44	1,020	1,130,986
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	2,765	2,813,332
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,096,150
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,271,238
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,872,207
Seton Hall University, Series D, 5.00%, 7/01/38	140	152,215
Seton Hall University, Series D, 5.00%, 7/01/43	170	184,632
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,533,810
William Paterson University, Series C (AGC), 4.75%, 7/01/34	1,115	1,183,182
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	710	708,374
4.50%, 12/01/28	1,170	1,221,176
4.00%, 12/01/29	1,575	1,549,595
4.00%, 12/01/29	290	288,973
4.50%, 12/01/29	1,550	1,615,550
4.63%, 12/01/30	1,475	1,534,929
4.00%, 12/01/31	290	280,024
4.25%, 12/01/32	590	584,218
4.13%, 12/01/35	290	276,741
4.50%, 12/01/36	525	526,958
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.50%, 12/01/26	1,800	2,010,816
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	2,046,490
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	465	534,155
5.00%, 5/01/43	2,850	3,162,873

		41,779,673
Health — 14.7%
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	700	734,440
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	975	1,022,970
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	940	986,248
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	2,220	2,464,955
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,000	1,077,880
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	870	986,589
5.00%, 7/01/29	205	231,059

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
5.50%, 7/01/31	$1,175	$1,310,583
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,273,459
Catholic Health East Issue, 5.00%, 11/15/33	550	586,267
Hackensack University Medical (AGM), 4.63%, 1/01/30	2,315	2,426,120
Kennedy Health System, 5.00%, 7/01/42	140	146,992
Meridian Health System Obligated Group, 5.00%, 7/01/25	300	336,162
Meridian Health System Obligated Group, 5.00%, 7/01/26	2,130	2,363,214
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	2,030,155
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	440	481,703
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,300	1,411,774
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	300	320,217
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	180	170,136

		20,360,923
Housing — 9.6%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,970	2,126,280
Capital Fund Program, Series A (AGM) (HUD), 4.70%, 11/01/25	2,475	2,536,479
M/F Housing, Series A, 4.55%, 11/01/43	1,425	1,436,300
M/F Housing, Series A, AMT (NPFGC), 4.90%, 11/01/35	820	820,238
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	400	393,108
S/F Housing, Series AA, 6.50%, 10/01/38	325	334,724
S/F Housing, Series B, 4.50%, 10/01/30	2,720	2,873,299
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	1,070	1,087,270
M/F Housing, Series 2, 4.75%, 11/01/46	1,205	1,222,545
S/F Housing, Series T, 4.70%, 10/01/37	445	448,969

		13,279,212
State — 19.0%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (a)	6,725	5,249,804
Election of 2005, Series A, 5.80%, 11/01/15 (b)	2,605	2,785,526
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	880	997,841
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (a)	2,325	1,885,226
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,191,190
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,000	7,074,410
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	1,185	1,441,268
School Facilities Construction (AGC), 6.00%, 12/15/34	15	17,381
School Facilities Construction, Series KK, 5.00%, 3/01/38	380	403,047
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series U, 5.00%, 9/01/37	$1,040	$1,133,028
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	365	397,649
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	355	390,653
Cigarette Tax, 5.00%, 6/15/28	910	990,762
Cigarette Tax, 5.00%, 6/15/29	1,195	1,292,572
School Facilities Construction, Series NN, 5.00%, 3/01/29	500	547,030
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	500	559,305

		26,356,692
Transportation — 25.5%
Delaware River Port Authority, RB:
5.00%, 1/01/29	750	848,565
5.00%, 1/01/37	2,865	3,132,562
Series D, 5.05%, 1/01/35	1,430	1,538,466
Series D (AGM), 5.00%, 1/01/40	1,500	1,593,360
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	700	757,120
5.00%, 1/01/27	525	563,934
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project (AMT):
5.38%, 1/01/43	2,235	2,371,000
5.13%, 1/01/34	660	706,629
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (c)	3,005	3,090,883
New Jersey State Turnpike Authority, Refunding RB, Series A (AGM), 5.25%, 1/01/29	2,000	2,423,960
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (a)	4,750	2,005,022
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (a)	2,760	932,935
Transportation System, Series A, 6.00%, 6/15/35	2,000	2,394,080
Transportation System, Series A (AGC), 5.63%, 12/15/28	780	912,226
Transportation Program, Series AA, 5.00%, 6/15/33	1,700	1,828,027
Transportation System, Series AA, 5.25%, 6/15/33	1,640	1,820,220
Transportation System, Series B, 5.50%, 6/15/31	730	832,813
Transportation System, Series B, 5.25%, 6/15/36	725	788,481
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,166,870
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,500	1,720,920
Port Authority of New York & New Jersey, Refunding RB, AMT:
5.00%, 12/01/33	1,155	1,278,308
Consolidated, 152nd Series, 5.75%, 11/01/30	2,000	2,263,680
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	200	215,234
5.00%, 11/01/29	200	213,924

		35,399,219

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utilities — 5.7%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	$670	$723,808
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	1,710	2,049,828
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (a):
0.00%, 9/01/26	4,100	2,614,980
0.00%, 9/01/29	2,750	1,490,995
0.00%, 9/01/33	2,350	1,031,885

		7,911,496
Total Municipal Bonds in New Jersey		175,960,681

Guam — 3.3%
State — 3.3%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	120	128,033
Series A, 5.13%, 1/01/42	4,100	4,320,703
Series B-1, 5.00%, 1/01/37	155	162,525
Total Municipal Bonds in Guam		4,611,261

Puerto Rico — 3.1%
Health — 3.1%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	4,220	4,236,796
Total Municipal Bonds — 133.1%		184,808,738

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 23.6%
County/City/Special District/School District — 3.8%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	4,930	5,324,548
Education — 3.2%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	4,003	4,446,565
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
State — 4.6%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$3,300	$4,220,568
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	1,918	2,098,518

		6,319,086
Transportation — 12.0%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,100	4,451,042
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	760	826,721
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	4,089	4,604,984
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	4,500	4,849,740
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	1,997,228

		16,729,715
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.6%		32,819,914
Total Long-Term Investments (Cost — $203,481,588) — 156.7%		217,628,652

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	2,535,160	2,535,160
Total Short-Term Securities (Cost — $2,535,160) — 1.8%		2,535,160
Total Investments (Cost — $206,016,748) — 158.5%		220,163,812
Other Assets Less Liabilities — 0.9%		1,174,285
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.0)%		(18,047,428)
VRDP Shares, at Liquidation Value — (46.4)%		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$138,890,669

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $5,098,359.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New Jersey Municipal Money Fund	3,764,692	(1,229,532)	2,535,160	$7

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(85)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$10,591,797	$36,404

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds [1]	—	$217,628,652	—	$217,628,652
Short-Term Securities	$2,535,160	—	—	2,535,160

Total	$2,535,160	$217,628,652	—	$220,163,812

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$36,404	—	—	$36,404
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$158,000	—	—	$158,000
Liabilities:
TOB trust certificates	—	$(18,044,269)	—	(18,044,269)
VRDP Shares	—	(64,400,000)	—	(64,400,000)

Total	$158,000	$(82,444,269)	—	$(82,286,269)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	39

Schedule of Investments July 31, 2014	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 116.0%
Corporate — 12.8%
Beaver County IDA, Refunding RB, Series B, 3.50%, 12/01/35 (a)	$3,235	$3,274,111
County of Beaver Pennsylvania IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	1,200	1,221,060
County of Delaware Pennsylvania IDA, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,582,521
County of Northumberland Pennsylvania IDA, Refunding RB, Aqua Pennsylvania, Inc. Project, AMT (NPFGC), 5.05%, 10/01/39	4,500	4,507,920
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,490,229
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,708,743
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,246,488
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	5,865	6,180,537

		23,211,609
County/City/Special District/School District — 38.4%
Bristol Township School District, GO, 5.00%, 6/01/40	775	838,752
Chambersburg Area School District, GO:
5.25%, 9/01/15 (b)	640	675,123
5.25%, 3/01/27	1,860	1,948,462
(NPFGC), 5.25%, 3/01/26	2,115	2,219,291
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,326,600
(AGC), 5.00%, 8/01/24	2,000	2,202,740
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	970	1,099,621
Commonwealth of Pennsylvania, GO, 5.00%, 6/15/26	2,420	2,883,091
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	400	422,584
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	440,896
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,309,180
East Stroudsburg Area School District, GO, Series A:
7.75%, 9/01/17 (b)	960	1,167,485
7.75%, 9/01/27	1,040	1,240,938
Erie County Conventional Center Authority, RB, 5.00%, 1/15/36	8,850	8,891,595
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,058,016
Marple Newtown School District, GO, (AGM), 5.00%, 6/01/31	3,500	3,934,980
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,708,709
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,762,100
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	3,300	3,611,256
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	755	799,960
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (c)	6,145	3,260,291
Pennsylvania (continued)
County/City/Special District/School District (concluded)
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	$1,880	$2,021,489
Corry Area School District, CAB, 0.00%, 12/15/22 (c)	1,640	1,259,897
Corry Area School District, CAB, 0.00%, 12/15/23 (c)	1,980	1,449,499
Corry Area School District, CAB, 0.00%, 12/15/24 (c)	1,980	1,384,990
Corry Area School District, CAB, 0.00%, 12/15/25 (c)	1,770	1,181,387
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,065	1,116,141
School District Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	1,500	1,615,965
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,120	5,648,128
Township of Falls Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,150,036

		69,629,202
Education — 6.9%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 8/15/26	100	109,526
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,608,225
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,195	1,204,488
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	2,968,295
La Salle University, 5.00%, 5/01/37	985	1,033,098
La Salle University, 5.00%, 5/01/42	1,600	1,675,856
State System of Higher Education, Series AL, 5.00%, 6/15/35	280	306,404
Thomas Jefferson University, 4.00%, 3/01/37	375	368,392
Widener University, Series A, 5.25%, 7/15/33	1,360	1,450,998
Widener University, Series A, 5.50%, 7/15/38	340	364,568
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	927,857
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	385	396,146
5.00%, 7/01/45	200	203,446

		12,617,299
Health — 16.7%
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,503,720
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	765	819,185
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,020	2,400,810
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	539,850
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,373,483

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	$490	$514,422
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	55	54,538
Series A-1, 6.25%, 11/15/29	235	264,732
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	690	735,809
5.00%, 11/15/28	445	472,056
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	420	442,579
5.75%, 5/01/35	745	794,476
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,600	7,552,272
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (d)	2,390	2,793,097
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	1,840	1,985,121

		30,246,150
Housing — 7.2%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	1,915	1,865,172
3.70%, 10/01/42	3,345	3,171,863
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 092-A, AMT, 4.75%, 4/01/31	595	597,213
Series 096-A, AMT, 4.70%, 10/01/37	2,730	2,771,168
Series 099-A, AMT, 5.15%, 4/01/38	855	901,991
Series 110-B, 4.75%, 10/01/39	655	681,521
Philadelphia Housing Authority, RB, Capital Fund Program, Series A (AGM), 5.50%, 12/01/18	3,000	3,039,390

		13,028,318
State — 6.0%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,171,980
5.00%, 4/01/26	1,140	1,336,342
5.00%, 6/01/28	2,300	2,651,141
5.00%, 6/15/29	1,000	1,168,830
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	600	625,452
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	3,600	3,985,020

		10,938,765
Transportation — 16.7%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	2,500	2,642,975
AMT (AGM), 5.00%, 6/15/37	5,595	5,708,579
Delaware River Port Authority, RB:
5.00%, 1/01/37	1,970	2,153,978
Series D (AGM), 5.00%, 1/01/40	1,560	1,657,094
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	4,100	965,386
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	1,100	318,714
Series A (AMBAC), 5.25%, 12/01/32	350	354,851
Pennsylvania (concluded)
Transportation (concluded)
Series A (AMBAC), 5.50%, 12/01/31	$7,800	$7,914,582
Sub-Series A, 6.00%, 12/01/41	700	762,825
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,839,955
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,570	1,723,954
5.00%, 6/01/29	2,080	2,274,688

		30,317,581
Utilities — 11.3%
Allegheny County Sanitary Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,233,800
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,310,197
9th Series, 5.25%, 8/01/40	1,430	1,600,470
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	700	748,230
Series C (AGM), 5.00%, 8/01/40	3,000	3,208,140
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	1,215	1,338,225
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	150	163,523
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	350	390,096
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,549,249
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 12/01/27	2,680	2,930,982

		20,472,912
Total Municipal Bonds in Pennsylvania		210,461,836

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	805	880,968
Total Municipal Bonds — 116.5%		211,342,804

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Pennsylvania — 38.4%
Education — 9.1%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	8,845	9,272,116
University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	4,270	4,808,020
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,509,022

		16,589,158

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	41

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania (continued)
Health — 9.9%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	$2,500	$2,708,000
Series A, 5.25%, 6/01/39	3,128	3,378,434
Series A-1, 5.13%, 6/01/41	6,272	6,759,357
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	5,027,443

		17,873,234
Housing — 1.7%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	3,000	3,011,820
State — 17.7%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	5,203	5,938,561
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	10,000	11,069,500
State Public School Building Authority, Refunding RB, School Distric of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	14,026	15,110,549

		32,118,610
Pennsylvania (concluded)
State (concluded)
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.4%		$69,592,822
Total Long-Term Investments (Cost — $265,617,397) — 154.9%		280,935,626

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (f)(g)	1,714,474	1,714,474
Total Short-Term Securities (Cost — $1,714,474) — 0.9%		1,714,474
Total Investments (Cost — $267,331,871) — 155.8%		282,650,100
Other Assets Less Liabilities — 1.1%		2,181,430
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.4)%		(37,072,914)
VRDP Shares, at Liquidation Value — (36.5)%		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$181,458,616

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF Pennsylvania Municipal Money Fund	3,198,164	(1,483,690)	1,714,474	—

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(92)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$11,464,063	$12,698
(25)	U.S. Treasury Long Bond	Chicago Board of Trade	September 2014	3,435,156	(53,941)
Total					$(41,243)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$280,935,626	—	$280,935,626
Short-Term Securities	$1,714,474	—	—	1,714,474

Total	$1,714,474$	280,935,626	—	$282,650,100

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$12,698	—	—	$12,698
Liabilities:
Interest rate contracts	(53,941)	—	—	(53,941)

Total	$(41,243)	—	—	$(41,243)

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$56,238	—	—	$56,238
Cash pledged for financial futures contracts	175,000	—	—	175,000
Liabilities:
TOB trust certificates	—	$(37,066,212)	—	(37,066,212)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	$231,238	$(103,366,212)	$—	$(103,134,974)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	43

Statements of Assets and Liabilities

July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$969,586,764	$535,000,926	$198,277,903	$438,299,660	$217,628,652	$280,935,626
Investments at value — affiliated[2]	2,207,320	4,710,150	2,565,273	3,889,640	2,535,160	1,714,474
Cash	—	—	—	—	—	56,238
Cash pledged for financial futures contracts	562,000	280,000	108,000	210,000	158,000	175,000
Interest receivable	13,573,992	4,391,626	2,183,798	5,137,891	1,596,070	2,770,257
Investments sold receivable	15,911,035	—	15,369	—	—	—
Variation margin receivable on financial futures contracts	19,264	9,608	3,703	6,562	3,984	6,656
Deferred offering costs	72,363	328,428	19,490	256,667	220,881	200,136
Prepaid expenses	34,892	27,319	25,125	27,100	24,841	25,805

Total assets	1,001,967,630	544,748,057	203,198,661	447,827,520	222,167,588	285,884,192

Accrued Liabilities
Income dividends payable — Common Shares	2,931,678	1,576,638	601,596	1,313,921	658,239	851,328
Investments purchased payable	7,041,758	—	—	—	—	—
Investment advisory fees payable	464,120	239,816	85,740	189,037	93,545	120,716
Officer’s and Directors’ fees payable	244,501	4,396	1,652	3,644	1,808	2,426
Interest expense and fees payable	29,986	6,382	5,208	5,163	3,159	6,702
Other accrued expenses payable	147,462	96,769	73,770	85,469	75,899	78,192

Total accrued liabilities	10,859,505	1,924,001	767,966	1,597,234	832,650	1,059,364

Other Liabilities
TOB trust certificates	88,271,444	34,699,311	20,283,757	23,487,000	18,044,269	37,066,212
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—	—

Total other liabilities	342,271,444	207,399,311	76,783,757	168,087,000	82,444,269	103,366,212

Total liabilities	353,130,949	209,323,312	77,551,723	169,684,234	83,276,919	104,425,576

Net Assets Applicable to Common Shareholders	$648,836,681	$335,424,745	$125,646,938	$278,143,286	$138,890,669	$181,458,616

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$586,006,297	$299,214,869	$118,012,879	$261,336,487	$125,356,076	$170,185,735
Undistributed net investment income	7,238,325	4,839,680	1,975,590	2,374,959	2,375,083	1,741,993
Accumulated net realized loss	(13,527,213)	(5,069,979)	(11,763,890)	(10,871,747)	(3,023,958)	(5,746,098)
Net unrealized appreciation/depreciation	69,119,272	36,440,175	17,422,359	25,303,587	14,183,468	15,276,986

Net Assets Applicable to Common Shareholders	$648,836,681	$335,424,745	$125,646,938	$278,143,286	$138,890,669	$181,458,616

Net asset value per Common Share	$15.82	$15.74	$14.83	$15.24	$15.61	$15.77

[1] Investments at cost — unaffiliated	$900,566,455	$498,648,550	$180,889,379	$413,056,033	$203,481,588	$265,617,397
[2] Investments at cost — affiliated	$2,207,320	$4,710,150	$2,565,273	$3,889,640	$2,535,160	$1,714,474
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663
Par value $0.10 per share	2,540	1,727	—	1,446	644	—
[4] Preferred Shares authorized	18,140	9,847	1,000,565	8,046	3,584	1,000,663
[5] Common Shares outstanding	41,002,483	21,305,921	8,473,184	18,248,909	8,895,127	11,504,433
[6] Par value per Common Share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2014

Statements of Operations

Year Ended July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$43,002,249	$23,416,752	$9,173,892	$19,701,379	$9,759,312	$12,553,244
Income — affiliated	206	2	683	2	7	—

Total income	43,002,455	23,416,754	9,174,575	19,701,381	9,759,319	12,553,244

Expenses
Investment advisory	5,561,196	2,895,790	984,600	2,164,356	1,069,246	1,392,968
Liquidity fees	—	816,395	—	—	304,435	—
Accounting services	127,235	78,342	34,517	63,666	36,811	45,347
Professional	107,943	87,761	52,821	66,843	60,973	57,556
Officer and Directors	81,591	30,781	11,069	25,297	12,383	16,355
Custodian	42,695	27,314	13,278	23,869	12,929	16,201
Transfer agent	40,181	31,622	22,761	31,458	23,071	28,829
Printing	15,773	11,421	7,920	10,467	8,134	8,638
Registration	13,720	8,967	8,978	8,962	9,054	8,966
Remarketing fees on Preferred Shares	—	127,562	—	—	47,568	—
Miscellaneous	86,523	65,238	59,339	59,374	61,956	59,666

Total expenses excluding interest expense, fees and amortization of offering costs	6,076,857	4,181,193	1,195,283	2,454,292	1,646,560	1,634,526
Interest expense, fees and amortization of offering costs[1]	3,611,786	1,035,187	794,875	1,606,798	427,185	927,307

Total expenses	9,688,643	5,216,380	1,990,158	4,061,090	2,073,745	2,561,833
Less fees waived by Manager	(333,001)	(204,612)	(932)	(106)	(2,408)	(106)

Total expenses after fees waived	9,355,642	5,011,768	1,989,226	4,060,984	2,071,337	2,561,727

Net investment income	33,646,813	18,404,986	7,185,349	15,640,397	7,687,982	9,991,517

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(4,185,803)	(3,483,900)	(4,220,643)	(5,935,201)	(1,698,932)	(1,581,394)
Financial futures contracts	(1,028,070)	(515,507)	(173,905)	(311,437)	(215,085)	(702,026)

	(5,213,873)	(3,999,407)	(4,394,548)	(6,246,638)	(1,914,017)	(2,283,420)

Net change in unrealized appreciation/depreciation on:
Investments	60,215,989	30,793,386	14,754,036	26,719,701	13,935,458	16,150,572
Financial futures contracts	98,963	87,799	33,835	59,960	36,404	(41,243)

	60,314,952	30,881,185	14,787,871	26,779,661	13,971,862	16,109,329

Net realized and unrealized gain	55,101,079	26,881,778	10,393,323	20,533,023	12,057,845	13,825,909

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$88,747,892	$45,286,764	$17,578,672	$36,173,420	$19,745,827	$23,817,426

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$33,646,813	$35,078,128	$18,404,986	$18,297,716
Net realized gain (loss)	(5,213,873)	4,123,267	(3,999,407)	640,240
Net change in unrealized appreciation/depreciation	60,314,952	(78,639,908)	30,881,185	(43,197,563)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	88,747,892	(39,438,513)	45,286,764	(24,259,607)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(35,180,130)	(38,222,539)	(18,919,661)	(18,910,036)
Net realized gain	—	—	(107,719)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(35,180,130)	(38,222,539)	(19,027,380)	(18,910,036)

Capital Share Transactions
Reinvestment of common dividends	—	1,852,754	—	497,797

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	53,567,762	(75,808,298)	26,259,384	(42,671,846)
Beginning of year	595,268,919	671,077,217	309,165,361	351,837,207

End of year	$648,836,681	$595,268,919	$335,424,745	$309,165,361

Undistributed net investment income, end of year	$7,238,325	$8,922,327	$4,839,680	$5,341,924

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$7,185,349	$7,093,951	$15,640,397	$16,382,871
Net realized gain (loss)	(4,394,548)	563,514	(6,246,638)	630,209
Net change in unrealized appreciation/depreciation	14,787,871	(18,405,631)	26,779,661	(37,218,376)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	17,578,672	(10,748,166)	36,173,420	(20,205,296)

Dividends to Common Shareholders From[1]
Net investment income	(7,219,153)	(7,217,546)	(16,371,077)	(16,743,706)

Capital Share Transactions
Reinvestment of common dividends	—	93,174	—	485,894

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	10,359,519	(17,872,538)	19,802,343	(36,463,108)
Beginning of year	115,287,419	133,159,957	258,340,943	294,804,051

End of year	$125,646,938	$115,287,419	$278,143,286	$258,340,943

Undistributed net investment income, end of year	$1,975,590	$1,964,734	$2,374,959	$3,122,486

[1] Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	47

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$7,687,982	$7,643,570	$9,991,517	$10,296,569
Net realized loss	(1,914,017)	(311,747)	(2,283,420)	141,354
Net change in unrealized appreciation/depreciation	13,971,862	(17,628,493)	16,109,329	(22,994,319)
Distributions to VRDP Shareholders from net realized gain	—	(5,857)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	19,745,827	(10,302,527)	23,817,426	(12,556,396)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(7,898,872)	(7,777,215)	(10,215,936)	(10,214,489)
Net realized gain	(38,170)	(254,189)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(7,937,042)	(8,031,404)	(10,215,936)	(10,214,489)

Capital Share Transactions
Reinvestment of common dividends	—	473,838	—	65,526

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,808,785	(17,860,093)	13,601,490	(22,705,359)
Beginning of year	127,081,884	144,941,977	167,857,126	190,562,485

End of year	$138,890,669	$127,081,884	$181,458,616	$167,857,126

Undistributed net investment income, end of year	$2,375,083	$2,577,866	$1,741,993	$2,030,860

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2014

Statements of Cash Flows

Year Ended July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$88,747,892	$45,286,764	$17,578,672	$36,173,420	$19,745,827	$23,817,426
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	713,493	382,322	69,267	(381,497)	242,149	377,705
Increase in variation margin receivable on financial futures contracts	(19,264)	(9,608)	(3,703)	(6,562)	(3,984)	(6,656)
(Increase) decrease in prepaid expenses	30,450	(21,719)	(22,929)	(22,371)	(22,604)	(22,719)
Increase in cash pledged for financial futures contracts	(562,000)	(280,000)	(108,000)	(210,000)	(158,000)	(175,000)
Increase (decrease) in investment advisory fees payable	(24,683)	14,669	(2,490)	560	2,867	(2,711)
Decrease in interest expense and fees payable	(54,562)	(7,797)	(7,154)	(4,578)	(4,092)	(11,909)
Increase (decrease) in other accrued expenses payable	(21,581)	(139,583)	11,709	(24,973)	(32,359)	7,147
Increase (decrease) in Officer’s and Directors’ fees payable	48,447	243	(343)	61	(187)	(183)
Net realized loss on investments	4,185,803	3,483,900	4,220,643	5,935,201	1,698,932	1,581,394
Net unrealized gain on investments	(60,215,989)	(30,793,386)	(14,754,036)	(26,719,701)	(13,935,458)	(16,150,572)
Amortization of premium and accretion of discount on investments	5,030,074	(226,909)	635,505	1,035,659	(407,456)	385,407
Proceeds from sales of long-term investments	332,365,869	84,625,364	70,450,844	83,303,472	38,486,565	58,717,883
Purchases of long-term investments	(249,389,378)	(82,216,323)	(66,568,867)	(67,826,440)	(36,406,441)	(43,785,766)
Net proceeds from sales (purchases) of short-term securities	(1,705,357)	2,460,620	7,901,962	(3,409,973)	1,229,532	1,483,690

Net cash provided by operating activities	119,129,214	22,558,557	19,401,080	27,842,278	10,435,291	26,215,136

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	—	—	95,000	—	4,701,559
Repayments of TOB trust certificates	(84,044,488)	(3,531,804)	(12,228,010)	(11,483,787)	(2,500,724)	(20,645,249)
Cash dividends paid to Common Shareholders	(35,180,130)	(19,027,380)	(7,219,153)	(16,453,198)	(7,937,042)	(10,215,936)
Decrease in bank overdraft	(12,651)	(8,444)	(4,529)	(7,264)	(4,566)	(5,337)
Amortization of deferred offering costs	108,055	9,071	50,612	6,971	7,041	6,065

Net cash used for financing activities	(119,129,214)	(22,558,557)	(19,401,080)	(27,842,278)	(10,435,291)	(26,158,898)

Cash
Net increase in cash	—	—	—	—	—	56,238
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	—	—	—	—	—	$56,238

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$3,558,293	$1,033,913	$751,417	$1,604,405	$424,236	$933,151

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	49

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.52	$16.41	$14.27		$14.55		$13.21

Net investment income[1]	0.82	0.86	0.95		0.97		0.92
Net realized and unrealized gain (loss)	1.34	(1.82)	2.13		(0.33)		1.24
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)

Net increase (decrease) from investment operations	2.16	(0.96)	3.07		0.62		2.13

Dividends to Common Shareholders from net investment income[2]	(0.86)	(0.93)	(0.93)		(0.90)		(0.79)

Net asset value, end of year	$15.82	$14.52	$16.41		$14.27		$14.55

Market price, end of year	$14.04	$13.31	$16.36		$13.15		$14.04

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.94%	(6.16)%	22.26%		4.88%		16.96%

Based on market price	12.25%	(13.71)%	32.27%		0.16%		22.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.57%	1.64%	1.48%	[4]	1.38%	[4]	1.23%	[4]

Total expenses after fees waived	1.51%	1.56%	1.39%	[4]	1.25%	[4]	1.12%	[4]

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.93%	0.92%	1.01%	[4,6]	1.02%	[4]	0.98%	[4]

Net investment income	5.44%	5.27%	6.14%	[4]	6.93%	[4]	6.52%	[4]

Dividends to AMPS shareholders	—	—	0.06%		0.16%		0.18%

Net investment income to Common Shareholders	5.44%	5.27%	6.08%		6.77%		6.34%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$648,837	$595,269	$671,077		$583,400		$594,734

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$254,000		$254,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000		—		—

Portfolio turnover rate	25%	34%	46%		24%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$82,421		$83,538

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$355,448	$334,358	$364,204		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.51	$16.54	$14.73	$15.19	$14.40

Net investment income[1]	0.86	0.86	0.83	0.93	1.00
Net realized and unrealized gain (loss)	1.27	(2.00)	1.87	(0.47)	0.67
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—	—	(0.03)	(0.03)
Net realized gain	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	2.13	(1.14)	2.70	0.43	1.64

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.89)	(0.89)	(0.89)	(0.84)
Net realized gain	(0.01)	—	—	—	(0.01)

Total dividends and distributions to Common Shareholders	(0.90)	(0.89)	(0.89)	(0.89)	(0.85)

Net asset value, end of year	$15.74	$14.51	$16.54	$14.73	$15.19

Market price, end of year	$14.11	$13.30	$16.05	$13.74	$15.05

Total Return Applicable to Common Shareholders[4]
Based on net asset value	15.79%	(7.19)%	18.96%	3.28%	11.95%

Based on market price	13.24%	(12.33)%	23.76%	(2.77)%	19.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	1.61%	1.81%	1.21% [5]	1.13% [5]

Total expenses after fees waived	1.57%	1.58%	1.78%	1.17% [5]	1.08% [5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.25% [7]	1.33% [7]	1.43% [7]	1.11% [5]	1.05% [5]

Net investment income	5.78%	5.28%	5.28%	6.36% [5]	6.71% [5]

Dividends to AMPS shareholders	—	—	—	0.21%	0.22%

Net investment income to Common Shareholders	5.78%	5.28%	5.28%	6.15%	6.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$335,425	$309,165	$351,837	$313,084	$322,681

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—	$172,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$172,700	$172,700	$172,700	$172,700	—

Portfolio turnover rate	16%	10%	17%	12%	13%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—	$71,713

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,224	$279,019	$303,727	$281,288	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%, 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	51

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.61	$15.73	$13.40		$13.87		$12.83

Net investment income[1]	0.85	0.84	0.87		0.91		0.92
Net realized and unrealized gain (loss)	1.22	(2.11)	2.32		(0.49)		0.98
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.04)		(0.04)

Net increase (decrease) from investment operations	2.07	(1.27)	3.18		0.38		1.86

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.85)	(0.85)		(0.85)		(0.82)

Net asset value, end of year	$14.83	$13.61	$15.73		$13.40		$13.87

Market price, end of year	$13.26	$12.20	$15.47		$12.39		$14.28

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.40%	(8.41)%	24.51%		3.20%		14.99%

Based on market price	16.10%	(16.52)%	32.43%		(7.32)%		28.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	1.72%	1.58%	[4]	1.23%	[4]	1.19%	[4]

Total expenses after fees waived	1.67%	1.72%	1.58%	[4]	1.23%	[4]	1.19%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.00%	1.08%	[4,6]	1.11%	[4]	1.09%	[4]

Net investment income	6.04%	5.36%	5.94%	[4]	6.91%	[4]	6.80%	[4]

Dividends to AMPS shareholders	—	—	0.08%		0.28%		0.29%

Net investment income to Common Shareholders	6.04%	5.36%	5.86%		6.63%		6.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$125,647	$115,287	$133,160		$113,423		$117,341

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$56,525		$56,525

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500	$56,500		—		—

Portfolio turnover rate	32%	51%	43%		29%		38%

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$75,165		$76,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$322,384	$304,049	$335,681		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.16	$16.18	$14.63		$14.92		$13.93

Net investment income[1]	0.86	0.90	0.87		0.93		0.98
Net realized and unrealized gain (loss)	1.12	(2.00)	1.61		(0.26)		0.94
Dividends to AMPS shareholders from net investment income	—	—	—		(0.04)		(0.05)

Net increase (decrease) from investment operations	1.98	(1.10)	2.48		0.63		1.87

Dividends to Common Shareholders from net investment income[2]	(0.90)	(0.92)	(0.93)		(0.92)		(0.88)

Net asset value, end of year	$15.24	$14.16	$16.18		$14.63		$14.92

Market price, end of year	$13.47	$12.57	$16.05		$13.39		$14.55

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.24%	(7.09)%	17.60%		4.78%		14.31%

Based on market price	14.74%	(16.86)%	27.46%		(1.67)%		26.76%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	1.50%	1.72%		1.37%	[4]	1.07%	[4]

Total expenses after fees waived	1.54%	1.50%	1.72%		1.36%	[4]	1.07%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.93%	0.89%	1.38%	[6]	1.23%	[4]	1.03%	[4]

Net investment income	5.94%	5.62%	5.65%		6.48%	[4]	6.72%	[4]

Dividends to AMPS shareholders	—	—	—		0.25%		0.31%

Net investment income to Common Shareholders	5.94%	5.62%	5.65%		6.23%		6.41%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$278,143	$258,341	$294,804		$266,326		$271,609

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$144,650

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$144,600	$144,600	$144,600		$144,600		—

Portfolio turnover rate	16%	17%	19%		16%		15%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$71,945

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$292,354	$278,659	$303,876		$284,181		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	53

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.29	$16.35	$14.53		$15.00		$14.07

Net investment income[1]	0.86	0.86	0.82		0.91		0.98
Net realized and unrealized gain (loss)	1.35	(2.01)	1.89		(0.48)		0.94
Distributions to VRDP Shareholders from net realized gain	—	(0.00)[2]	—		—		—
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—	—		(0.04)		(0.04)
Net realized gain	—	—	—		—		(0.01)

Net increase (decrease) from investment operations	2.21	(1.15)	2.71		0.39		1.87

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.88)	(0.89)		(0.86)		(0.84)
Net realized gain	(0.00)[2]	(0.03)	—		—		(0.10)

Total dividends and distributions to Common Shareholders	(0.89)	(0.91)	(0.89)		(0.86)		(0.94)

Net asset value, end of year	$15.61	$14.29	$16.35		$14.53		$15.00

Market price, end of year	$14.15	$13.27	$16.31		$13.16		$14.92

Total Return Applicable to Common Shareholders4
Based on net asset value	16.64%	(7.41)%	19.32%		3.10%		13.90%

Based on market price	13.85%	(13.81)%	31.42%		(6.12)%		24.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	1.54%	1.71%	[5]	1.13%	[5]	1.06% [5]

Total expenses after fees waived	1.58%	1.53%	1.70%	[5]	1.12%	[5]	1.05% [5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.25% [7]	1.29% [7]	1.38%	[5,7]	1.08%	[5]	1.02% [5]

Net investment income	5.86%	5.34%	5.31%	[5]	6.32%	[5]	6.64% [5]

Dividends to AMPS shareholders	—	—	—		0.31%		0.29%

Net investment income to Common Shareholders	5.86%	5.34%	5.31%		6.01%		6.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$138,891	$127,082	$144,942		$128,481		$132,281

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$64,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$64,400	$64,400	$64,400		$64,400		—

Portfolio turnover rate	17%	11%	21%		12%		12%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$76,294

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$315,669	$297,332	$325,065		$299,505		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%, 0.93% and 0.99%, respectively.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.59	$16.57	$14.97		$15.38		$14.28

Net investment income[1]	0.87	0.90	0.85		0.92		0.92
Net realized and unrealized gain (loss)	1.20	(1.99)	1.66		(0.38)		1.02
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	2.07	(1.09)	2.51		0.51		1.91

Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)	(0.91)		(0.92)		(0.81)

Net asset value, end of year	$15.77	$14.59	$16.57		$14.97		$15.38

Market price, end of year	$13.89	$13.07	$15.98		$13.94		$15.26

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.39%	(6.78)%	17.34%		3.84%		14.18%

Based on market price	13.45%	(13.42)%	21.53%		(2.55)%		25.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.53%	1.65%		1.37%	[4]	1.15%	[4]

Total expenses after fees waived	1.48%	1.53%	1.65%		1.36%	[4]	1.15%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.95%	0.94%	1.28%	[6]	1.14%	[4]	1.00%	[4]

Net investment income	5.79%	5.46%	5.38%		6.24%	[4]	6.17%	[4]

Dividends to AMPS Shareholders	—	—	—		0.18%		0.22%

Net investment income to Common Shareholders	5.79%	5.46%	5.38%		6.06%		5.95%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$181,459	$167,857	$190,562		$171,938		$176,530

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$66,350

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$66,300	$66,300	$66,300		$66,300		—

Portfolio turnover rate	16%	8%	23%		11%		6%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$91,517

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$373,693	$353,178	$387,425		$359,333		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	55

Notes to Financial Statements

1. Organization:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as Massachusetts business trusts. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

56	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a

ANNUAL REPORT	JULY 31, 2014	57

Notes to Financial Statements (continued)

Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Funds will typically enter into a reimbursement agreement with the Liquidity Provider where the Funds is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at July 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUC	$188,572,615	$88,271,444	0.06% - 0.14%
MUJ	$64,495,036	$34,699,311	0.06% - 0.13%
MFT	$38,663,211	$20,283,757	0.06% - 0.31%
MIY	$47,808,301	$23,487,000	0.04% - 0.21%
MJI	$32,819,914	$18,044,269	0.06% - 0.13%
MPA	$69,592,822	$37,066,212	0.07% - 0.18%

For the year ended July 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$138,395,091	0.58%
MUJ	$35,118,477	0.66%
MFT	$21,403,900	0.68%
MIY	$24,835,072	0.55%
MJI	$18,253,985	0.69%
MPA	$39,661,319	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

58	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
		MUC		MUJ		MFT
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$98,963	—	$87,799	—	$33,835	—

		MIY		MJI		MPA
		Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$59,960	—	$36,404	—	$12,698	$(53,941)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2014
	Net Realized Loss From			Net Change in Unrealized Appreciation/Depreciation on
	MUC	MUJ	MFT	MUC	MUJ	MFT
Interest rate contracts:
Financial futures contracts	$(1,028,070)	$(515,507)	$(173,905)	$98,963	$87,799	$33,835

	MIY	MJI	MPA	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$(311,437)	$(215,085)	$(702,026)	$59,960	$36,404	$(41,243)

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average number of contracts sold	453	156	93	104	66	158
Average notional value of contracts sold	$56,777,832	$19,527,441	$11,633,230	$12,978,262	$8,281,895	$19,754,957

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MUC	MUJ	MFT	MIY	MJI	MPA
Investment advisory fee	0.55%	0.55%	0.50%	0.50%	0.50%	0.50%

ANNUAL REPORT	JULY 31, 2014	59

Notes to Financial Statements (continued)

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the amounts waived were:

	MUC	MUJ	MFT	MIY	MJI	MPA
Amounts waived	$3,985	$5,345	$932	$106	$2,408	$106

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the waivers were:

MUC	$329,016
MUJ	$199,267

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	MUC	MFT
Purchases	$1,567,211	—
Sales	—	$1,906,715

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014 were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Purchases	$250,452,318	$82,216,323	$61,410,971	$67,826,440	$36,406,441	$43,785,766
Sales	$337,974,257	$84,625,364	$68,792,391	$81,674,466	$38,486,565	$58,305,350

7. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the reclassification of distributions and distributions received from a regulated investment company were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MJI	MPA
Paid-in capital	$(112,615)	$(12,171)	$(51,627)	$(9,567)	$(8,196)	$(7,257)
Undistributed net investment income	$(150,685)	$12,431	$44,660	$(16,847)	$8,107	$(64,448)
Accumulated net realized loss	$263,300	$(260)	$6,967	$26,414	$89	$71,705

60	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		MUC	MUJ	MFT	MIY	MJI	MPA
Tax-exempt income[1]	7/31/14	$37,867,090	$19,712,925	$7,817,944	$17,810,213	$8,194,726	$10,885,337
	7/31/13	41,098,361	19,503,101	7,857,658	18,306,103	7,934,464	10,932,517
Ordinary income[2]	7/31/14	4,953	—	—	21,887	39,156	101
	7/31/13	1,849	—	—	3,619	121,948	—
Long-term capital gains[3]	7/31/14	—	110,815	—	—	—	—
	7/31/13	—	—	—	—	203,299	—

Total	7/31/14	$37,872,043	$19,823,740	$7,817,944	$17,832,100	$8,233,882	$10,885,438

	7/31/13	$41,100,210	$19,503,101	$7,857,658	$18,309,722	$8,259,711	$10,932,517

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest-related dividends and qualified short-term capital dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2014, as a capital gain dividend.

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Undistributed tax-exempt income	$7,328,987	$4,069,637	$1,876,211	$2,312,339	$2,028,350	$1,416,369
Undistributed ordinary income	175	2,989	215	—	2,047	2,914
Capital loss carryforwards	(13,209,170)	(3,805,742)	(10,745,672)	(9,953,666)	(2,198,376)	(3,459,717)
Net unrealized gains (losses)[4]	68,710,392	36,048,146	17,126,318	24,530,062	13,792,616	14,162,566
Qualified late-year losses[5]	—	(105,154)	(623,013)	(81,936)	(90,044)	(849,251)

Total	$62,830,384	$36,209,876	$7,634,059	$16,806,799	$13,534,593	$11,272,881

[4]    The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

[5]    The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:
Expires July 31,	MUC	MUJ	MFT	MIY	MJI	MPA
2016	—			$1,401,889	—	—
2017	$6,504,940			2,031,132	—	$1,066,968
2018	—		$4,616,682	—	—	893,908
2019	—		—	—	—	50,303
No expiration[6]	6,704,230	$3,805,742	6,128,990	6,520,645	$2,198,376	1,448,538

Total	$13,209,170	$3,805,742	$10,745,672	$9,953,666	$2,198,376	$3,459,717

[6] Must be utilized prior to losses subject to expiration. As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:
	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$814,552,102	$468,963,618	$163,431,449	$393,508,995	$188,326,894	$231,005,973

Gross unrealized appreciation	$69,052,605	$37,325,099	$17,313,877	$26,636,935	$14,490,688	$15,691,674
Gross unrealized depreciation	(82,067)	(1,276,952)	(185,907)	(1,443,630)	(698,039)	(1,113,759)

Net unrealized appreciation	$68,970,538	$36,048,147	$17,127,970	$25,193,305	$13,792,649	$14,577,915

8. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI, and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall

ANNUAL REPORT	JULY 31, 2014	61

Notes to Financial Statements (continued)

market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, MUC and MPA invested a significant portion of their assets in securities in the county/city/special district/school district sector. MIY and MJI invested a significant portion of their assets in securities in the education sector. MUJ invested a significant portion of their assets in securities in the state sector. MUJ, MFT and MJI invested a significant portion of their assets in securities in the transportation sector. MUC and MFT also invested a significant portion of their assets in securities in the utilities sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended	MUC	MUJ	MFT	MIY	MJI	MPA
July 31, 2014	—	—	—	—	—	—
July 31, 2013	111,790	29,853	5,789	29,750	28,723	3,912

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

62	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	663	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ, MIY, MJI and MPA and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MJI	MPA
Expiration date	4/19/17	7/09/15	4/19/17	7/09/15

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend

ANNUAL REPORT	JULY 31, 2014	63

Notes to Financial Statements (continued)

rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

MUJ and MJI incur remarketing fees of 0.01% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the year ended July 31, 2014 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2014 were as follows:

	MUJ	MIY	MJI	MPA
Rate	0.46%	1.01%	0.46%	1.01%

On June 21, 2012, MIY and MPA commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

On April 17, 2014, MUJ and MJI commenced a three-year term ending April 19, 2017 with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015 for MIY and MPA and April 19, 2017 for MUJ and MJI the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2014.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share , in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	12/31/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for VMTP Shares of MFT was extended to December 31, 2015 in June 2014. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

64	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (concluded)

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended July 31, 2014 were as follows:

	MUC	MFT
Rate	1.06%	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 2, 2014 to Common Shareholders of record on August 15, 2014 as follows:

Common Dividend Per Share
MUC	$0.0715
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0720
MJI	$0.0740
MPA	$0.0740

Additionally, the Funds declared a net investment income dividend on September 2, 2014 payable to Common Shareholders of record on September 15, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2014 to August 31, 2014 were as follows:

	Preferred Shares	Series	Dividends Declared
MUC	VMTP Shares	W-7	$226,930
MUJ	VRDP Shares	W-7	$136,693
MFT	VMTP Shares	W-7	$50,478
MIY	VRDP Shares	W-7	$303,282
MJI	VRDP Shares	W-7	$50,973
MPA	VRDP Shares	W-7	$56,419

ANNUAL REPORT	JULY 31, 2014	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings California Quality Fund, Inc.,

BlackRock MuniHoldings New Jersey Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund, Inc., and

BlackRock MuniYield New Jersey Quality Fund, Inc.

and to the Shareholders and Board of Trustees of

BlackRock MuniYield Investment Quality Fund and

BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2014, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund as of July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 24, 2014

66	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT, MIY and MJI, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 Funds are ranked by Lipper in quartiles, ranging from first to

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2014	67

Disclosure of Investment Advisory Agreements (continued)

fourth, where first is the most desirable quartile position and fourth is the least desirable. and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the

Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

68	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

The Board of each of MUC and MIY noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the second quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUC and MIY in that it measures a blend of total return and yield.

The Board of MJI noted that for the one-, three- and five-year periods reported, MJI ranked in the first, third and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MJI in that it measures a blend of total return and yield. The Board of MJI and BlackRock reviewed and discussed the reasons for MJI’s underperformance during the three-year period and noted that they will monitor MJI’s performance.

The Board of MUJ noted that for the one-, three- and five-year periods reported, MUJ ranked in the first, third and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUJ in that it measures a blend of total return and yield. MUJ’s Board also noted the Fund’s improved performance during the one-year period. The Board of MUJ’s and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. MUJ’s Board was informed that, among other things, the most significant factor impacting the Fund’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. The single largest issue confronting the Fund was the dearth of New Jersey specific municipal bonds, especially diversified new issuance. In the performance periods under discussion, this prevented a more aggressive posture from being implemented, but more importantly, this inhibited the Fund from increasing its respective leverage to use to enhance the Fund’s yield. When compared to other states represented in the Customized Lipper Peer Group Composite, New Jersey has a relatively smaller amount of issuers eligible to use for leveraging.

The Board of MFT noted that for the one-, three- and five-year periods reported, MFT ranked in the fourth, third and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MFT in that it measures a blend of total return and yield. The Board of MFT and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. MFT’s Board was informed that, among other things, the most significant factor impacting the Fund’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. Impacting performance during the one-year period was the Fund’s large leverage and duration position compared to its peers, given the rising rate environment. Holdings in health care, transportation and higher quality university bonds also contributed to poor performance.

The Board of MPA noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the fourth quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MPA in that it measures a blend of total return and yield. The Board of MPA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. MPA’s Board was informed that, among other things, Pennsylvania bond prices were under negative pressure in 2012. Security selection reflects a negative attribute due to the Fund’s higher quality bias during a period where investor appetite for yield drove demand for lower rated securities that resulted in tighter credit spreads. Further and significantly, during the summer and fall of 2013, the Fund sold all of its positions in Puerto Rican government-related debt as a result of the Fund management’s conviction that the Commonwealth’s challenges will only intensify. These positions were generally higher-yielding and resulted in realized losses, which impacted performance.

The Boards of MUJ, MFT and MPA BlackRock also discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers in seeking to improve the Funds’ performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

ANNUAL REPORT	JULY 31, 2014	69

Disclosure of Investment Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of each of MUC, MIY, MJI and MPA noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of MUJ noted that MUJ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of MFT noted that MFT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	ANNUAL REPORT	JULY 31, 2014

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT, MIY and MJI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2014	71

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

72	ANNUAL REPORT	JULY 31, 2014

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Officer and Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

4  Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; and Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly BlackRock Band Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios.	None

[5]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	JULY 31, 2014	73

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013; Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer and Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[1] Boston, MA 02110 The Bank of New York Mellon[2] New York, NY 10286	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Citibank, N.A.[3] New York, NY 10179 Bank of America, N.A.[4] New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Remarketing Agents Citigroup Global Markets Inc.[3] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[4] New York, NY 10036

[1] For MPA. [2] For MUC, MUJ, MFT, MIY and MJI. [3] For MIY and MPA. [4] For MUJ and MJI.

74	ANNUAL REPORT	JULY 31, 2014

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2014	75

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

76	ANNUAL REPORT	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2014	77

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	35,313,878	1,261,791	0	35,428,251	1,147,418	0	35,517,694	1,057,975	0
MUJ	18,785,649	477,528	0	18,738,334	524,843	0	18,783,064	480,113	0
MFT	7,339,922	361,319	0	7,323,361	377,880	0	7,337,859	363,382	0
MJI	7,249,349	146,953	0	7,249,347	146,955	0	7,191,527	204,775	0
MPA	9,998,981	235,360	0	9,929,640	304,701	0	9,930,642	303,699	0
MIY	13,864,314	794,922	0	13,949,583	709,653	0	13,947,226	712,010	0

	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	35,381,576	1,194,093	0	35,187,502	1,388,167	0
MUJ	1,727	0	0	18,655,302	607,875	0	18,742,368	520,809	0
MFT	565	0	0	7,314,874	386,367	0	7,336,097	365,144	0
MJI	644	0	0	7,244,668	151,634	0	7,249,585	146,717	0
MPA	663	0	0	9,786,533	447,808	0	9,829,732	404,609	0
MIY	1,446	0	0	13,881,954	777,281	0	13,940,623	718,612	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	35,302,760	1,272,909	0	35,438,597	1,137,072	0	35,457,876	1,117,793	0
MUJ	18,750,984	512,193	0	18,707,373	555,804	0	18,696,501	566,676	0
MFT	7,337,859	363,382	0	7,300,453	400,788	0	7,324,722	376,519	0
MJI	7,249,349	146,953	0	7,249,349	146,953	0	7,191,527	204,775	0
MPA	9,930,425	303,916	0	9,878,156	356,185	0	9,944,440	289,901	0
MIY	13,874,671	784,565	0	13,942,572	716,663	0	13,723,460	935,776	0

	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	35,352,547	1,223,122	0
MUJ	1,727	0	0	18,706,671	556,506	0
MFT	565	0	0	7,337,783	363,458	0
MJI	644	0	0	7,245,140	151,162	0
MPA	663	0	0	9,947,624	286,717	0
MIY	1,446	0	0	13,891,992	767,244	0

¹	Voted on by holders of preferred shares only.

78	ANNUAL REPORT	JULY 31, 2014

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS6-7/14-AR

JULY 31, 2014

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2014

Municipal Market Conditions

The latter part of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended July 31, 2014, municipal bond funds saw net outflows of approximately $35 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended July 31 remained relatively strong at $303 billion (but meaningfully lower than the $364 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2014
6 months: 4.11%
12 months: 7.38%

A Closer Look at Yields

From July 31, 2013 to July 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 90 basis points (“bps”) from 4.20% to 3.30%, while 10-year rates decreased 41 bps from 2.67% to 2.26% on and 5-year rates fell 5 bps from 1.27% to 1.22% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 78 bps and the spread between 2- and 10-year maturities flattened by 29 bps.

During the same time period, U.S. Treasury rates fell by 32 bps on 30-year and 2 bps on 10-year bonds, while moving up 37 bps in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.30% based on market price and 16.19% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Fund’s longer-dated holdings in the health care, education and transportation sectors experienced strong price appreciation, aiding performance. The Fund also benefited from its holdings in the State of California, as the continued improvement in the State’s economy was a catalyst for price appreciation during the period.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2014 ($12.94)[1]	6.54%
Tax Equivalent Yield[2]	11.55%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of July 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$12.94	$12.32	5.03%	$13.52	$11.67
Net Asset Value	$14.42	$13.27	8.67%	$14.49	$12.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
Transportation	37%	28%
County/City/Special District/School District	23	25
Utilities	17	21
Health	12	8
State	6	9
Education	2	6
Tobacco	2	2
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	6%	7%
AA/Aa	67	65
A	25	28
BBB/Baa	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	1
2016	2
2017	1
2018	25

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	7

Fund Summary as of July 31, 2014	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.16% based on market price and 16.04% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 15.36% based on market price and 15.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Security selection also helped performance, particularly with respect to the Fund’s holdings of high quality school district issues, which performed well amid the improvement in the State of California’s finances. The Fund’s use of tender option bonds amplified the positive effect of falling rates on performance.

•

The Fund’s cash reserves were generally maintained at a minimal level. However, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.37)[1]	6.10%
Tax Equivalent Yield[2]	12.43%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Economic Leverage as of July 31, 2014[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.37	$13.66	5.20%	$15.15	$13.00
Net Asset Value	$16.14	$14.83	8.83%	$16.23	$14.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
County/City/Special District/School District	41%	39%
Utilities	23	26
Transportation	10	9
Health	10	9
Education	9	12
State	7	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	10%	10%
AA/Aa	79	76
A	11	14

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	10
2016	9
2017	17
2018	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	9

Fund Summary as of July 31, 2014	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 15.39% based on market price and 14.84% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 12.67% based on market price and 12.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened substantially over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of Michigan state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2014 ($12.56)[1]	6.31%
Tax Equivalent Yield[2]	11.64%
Current Monthly Distribution per Common Share[3]	$0.066
Current Annualized Distribution per Common Share[3]	$0.792
Economic Leverage as of July 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$12.56	$11.64	7.90%	$13.07	$11.03
Net Asset Value	$14.26	$13.28	7.38%	$14.32	$12.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
Health	20%	15%
County/City/Special District/School District	19	25
Education	18	16
Utilities	16	15
State	11	14
Transportation	9	9
Housing	5	4
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	2%	1%
AA/Aa	78	76
A	20	22
BBB/Baa	—	1
N/R2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $160,241 and $164,281, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	10
2016	5
2017	8
2018	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	11

Fund Summary as of July 31, 2014	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 9.95% based on market price and 14.21% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 12.03% based on market price and 12.89% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve was a strong contributor to total return. This positioning allowed the Fund to maximize its income while also benefiting from the flattening of the yield curve. (Longer-dated yields declined more than shorter-maturity yields.) The Fund’s exposure to lower coupon and zero-coupon bonds contributed positively to results, as these securities experienced strong price performance due to their relatively long durations for their respective maturities.

•

The Fund’s holdings in the health care, corporate and transportation sectors — the better performing areas of the market — were particularly beneficial. The Fund’s significant exposure to high-quality (A-rated) issues had a positive impact on results as the market’s strong performance during the period was concentrated in this credit quality tier. Additionally, the Fund benefited from income generated from coupon payments on its portfolio of municipal bond holdings. The use of leverage allowed the Fund to maximize its income.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2014 ($12.71)[1]	6.09%
Tax Equivalent Yield[2]	12.33%
Current Monthly Distribution per Common Share[3]	$0.0645
Current Annualized Distribution per Common Share[3]	$0.7740
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$12.71	$12.34	3.00%	$13.48	$11.64
Net Asset Value	$14.09	$13.17	6.99%	$14.14	$12.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
County/City/Special District/School District	27%	28%
Transportation	24	26
Education	17	14
Utilities	10	9
State	11	11
Health	6	6
Housing	3	4
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	16%	15%
AA/Aa	60	49
A	21	33
BBB/Baa	2	2
BB/Ba	1	1
N/R2	—	—
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $3,040,070 and $2,889,618, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	9%
2015	13
2016	6
2017	10
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	13

Fund Summary as of July 31, 2014	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.35% based on market price and 16.23% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened substantially over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.46)[1]	6.60%
Tax Equivalent Yield[2]	11.66%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.46	$12.80	5.16%	$14.10	$12.04
Net Asset Value	$14.84	$13.64	8.80%	$14.94	$13.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
Transportation	25%	27%
County/City/Special District/School District	20	17
Utilities	19	17
State	16	18
Health	9	9
Education	8	9
Housing	2	2
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	12%	10%
AA/Aa	65	62
A	21	26
BBB/Baa	2	1
N/R	—	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	4%
2015	1
2016	5
2017	16
2018	22

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	15

Schedule of Investments July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$6,057,708
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,027,326

		7,085,034
California — 23.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,696,905
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,429,119
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,663
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,800	2,079,486
5.25%, 5/01/33	1,410	1,560,898
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,489,262
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,081,484
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,965,605
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,654,838
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,112,225
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	2,445	2,885,613
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,527,050
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,296,040
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,850,188
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,016,673
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B, 5.50%, 7/01/16 (a)	5,190	5,708,533
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/30	5,000	5,976,600
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,440,810
Various Capital Projects, Series I, 5.50%, 11/01/31	3,130	3,697,093
Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, RB (concluded):
Various Capital Projects, Series I, 5.50%, 11/01/33	$3,000	$3,546,150
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,094,884
University of California, Refunding RB, Medical Center Regents, Series J, 5.25%, 5/15/38	7,580	8,587,988

		76,953,107
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,718,145
5.50%, 11/15/30	565	638,134
5.50%, 11/15/31	675	756,209
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,756,687

		6,869,175
Florida — 21.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	454,742
City of St. Petersburg Florida Public Utility, Refunding RB (NPFGC), 5.00%, 10/01/35	6,500	6,765,460
County of Broward Florida Airport System, ARB, Series A, AMT, 5.13%, 10/01/38	5,665	6,002,464
County of Department Miami-Dade Florida, RB, Seaport, Series A, 5.38%, 10/01/33	1,765	1,956,044
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,358,743
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,722,625
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.50%, 10/01/42	3,000	3,325,320
Series B, AMT, 6.25%, 10/01/38	800	934,936
Series B, AMT, 6.00%, 10/01/42	1,060	1,210,796
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,630	4,167,240
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.25%, 10/01/41	4,610	4,899,831
Miami International Airport (AGM), 5.50%, 10/01/41	4,180	4,701,789
5.00%, 10/01/31	5,155	5,544,305
5.00%, 10/01/32	5,000	5,345,150
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,412,896

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	ERB	Education Revenue Bonds	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	FHA	Federal Housing Administration	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	GAB	Grant Anticipation Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	HDA	Housing Development Authority	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	Q-SBLF	Qualified School Bond Loan Fund
BOCES	Board of Cooperative Educational Services	HRB	Housing Revenue Bonds	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
COP	Certificates of Participation	IDB	Industrial Development Board	SONYMA	State of New York Mortgage Agency
EDA	Economic Development Authority	IDRB	Industrial Development Revenue Bonds	Syncora	Syncora Guarantee
EDC	Economic Development Corp.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	$1,805	$2,024,199
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,740,692

		69,567,232
Georgia — 2.0%
City of Augusta Georgia Water & Sewerage, RB (AGM), 5.25%, 10/01/34	6,290	6,336,043
Hawaii — 0.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	850,800
5.25%, 8/01/26	1,205	1,374,929

		2,225,729
Idaho — 0.0%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	140	140,195
Illinois — 17.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,250,440
Series C, 6.50%, 1/01/41	9,085	10,869,294
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/29	1,125	1,190,914
5.25%, 1/01/33	1,460	1,520,473
City of Chicago Illinois Midway Airport, Refunding GARB, AMT, 2nd Lien, Series A:
5.50%, 1/01/28	1,000	1,124,510
5.50%, 1/01/29	1,500	1,675,305
5.38%, 1/01/33	2,000	2,168,780
5.00%, 1/01/41	970	1,010,643
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,785,492
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,198,691
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,625,010
Sales Tax Receipts, 5.00%, 12/01/44	2,355	2,517,613
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,114,460
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,408,227
5.50%, 12/01/38	1,980	2,212,610
5.25%, 12/01/43	3,000	3,240,990
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,733,755
6.00%, 6/01/28	670	779,826
State of Illinois, GO:
5.25%, 2/01/31	1,495	1,573,816
5.25%, 2/01/32	2,320	2,429,550
5.50%, 7/01/33	1,000	1,068,200
5.50%, 7/01/38	700	741,426
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,801,750

		55,041,775
Indiana — 1.0%
Indiana Finance Authority, RB, Private Activity Bond (Ohio River Bridges), Series A, AMT, 5.00%, 7/01/40	460	476,551
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,633,781

		3,110,332
Municipal Bonds	Par (000)	Value
Louisiana — 1.5%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	$2,225	$2,518,233
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	2,020	2,209,637

		4,727,870
Massachusetts — 1.2%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	2,240	2,445,184
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,541,445

		3,986,629
Michigan — 4.2%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien:
Series B (AGM), 7.50%, 7/01/33	1,330	1,455,525
Series C-1 (AGM), 7.00%, 7/01/27	4,180	4,536,429
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,687,273
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,115	4,017,696

		13,696,923
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,323,904
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,405	3,126,692
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,133,280

		4,259,972
Nevada — 2.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,468,437
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,000	5,408,900

		8,877,337
New Jersey — 5.3%
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	1,940	2,058,049
(AGM), 5.00%, 1/01/31	1,355	1,467,600
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,664,792
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,356,210
Series A (AGC), 5.63%, 12/15/28	2,930	3,426,694
Series AA, 5.50%, 6/15/39	3,040	3,360,872

		17,334,217
New York — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Series EE:
2nd General Resolution 5.38%, 6/15/43	2,220	2,595,802
Fiscal 2009, 5.25%, 6/15/40	6,930	7,824,524
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	940	1,069,372

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	$8,500	$9,328,835
Series A-1, 5.25%, 11/15/39	1,550	1,723,151
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,246,060

		24,787,744
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,480	1,675,567
5.25%, 2/15/31	2,500	2,814,575

		4,490,142
Pennsylvania — 1.6%
State of Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,115	1,221,416
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/37	2,500	2,767,750
5.25%, 6/01/43	1,100	1,213,465

		5,202,631
South Carolina — 4.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,325,128
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,323,082
5.50%, 7/01/41	2,500	2,739,550
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	2,500	2,818,400

		13,206,160
Texas — 19.0%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	2,345	2,665,538
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,866,202
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	620	756,146
6.50%, 7/01/37	2,380	2,669,765
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	4,555	5,124,193
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,678,970
Series H, 5.00%, 11/01/37	1,810	1,894,980
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,433,297
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	7,000	7,965,440
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A (NPFGC), 5.63%, 1/01/33	10,975	12,209,358
Series A (NPFGC), 5.75%, 1/01/40	11,575	12,936,336
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,117,610
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,152,250
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,213,401

		61,683,486
Municipal Bonds	Par (000)	Value
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	$945	$1,040,757
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,706,698

		3,747,455
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,674,752
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,129,009

		4,803,761
Total Municipal Bonds — 123.4%		400,456,853

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	3,750	3,918,113
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,805,973
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	1,700	1,954,807
Florida — 4.7%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	795	822,221
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,341,500

		15,163,721
Illinois — 2.9%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	5,000	5,200,150
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,208,271

		9,408,421
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,622,072
Nevada — 6.5%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,608,200
Series B, 5.50%, 7/01/29	8,247	9,664,911

		21,273,111
New Jersey — 1.8%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,118,585
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,500	1,631,686

		5,750,271

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York — 6.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	$5,958	$6,486,906
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,574,384
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	7,515	8,280,628
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	4,400	4,932,576

		22,274,494
Texas — 1.4%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,645,322
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,503	2,662,428
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.6%		99,478,733
Total Long-Term Investments (Cost — $458,412,415) — 154.0%		499,935,586
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	4,174,381	$4,174,381
Total Short-Term Securities (Cost — $4,174,381) — 1.3%		4,174,381
Total Investments (Cost — $462,586,796) — 155.3%		504,109,967
Other Assets Less Liabilities — 1.3%		3,964,443
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.2%)		(52,511,169)
VMTP Shares, at Liquidation Value — (40.4%)		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$324,563,241

Notes to Schedule of investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $4,822,872.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2 (a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	16,070,448	(11,896,067)	4,174,381	$1,810

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(210)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$26,167,969	$89,940

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for invest-

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

ments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$499,935,586	—	$499,935,586
Short-Term Securities	$4,174,381	—	—	4,174,381

Total	$4,174,381	$499,935,586	—	$504,109,967

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$89,940	—	—	$89,940
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$116,679			$116,679
Cash pledged for financial futures contracts	287,000	—	—	287,000
Liabilities:
TOB trust certificates	—	$(52,497,152)	—	(52,497,152)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	$403,679	$(183,497,152)	—	$(183,093,473)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 100.0%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,806,191
County/City/Special District/School District — 36.9%
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,250	2,706,120
City & County of San Francisco California, COP, AMT, Port Facilities Project, Series C, 5.25%, 3/01/32	1,050	1,183,529
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,328,560
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition A, 1st Tier, Senior Series A (AMBAC), 5.00%, 7/01/27	4,000	4,165,560
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, (BHAC), 5.00%, 10/01/34	5,000	5,199,450
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,820,050
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,370,454
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,530	3,038,657
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,590	2,952,367
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	2,936,125
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,178,619
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,631,457
Los Angeles Community College District, GO, Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,500	7,993,800
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,102,830
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,075	2,369,173
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013-A, 5.00%, 8/01/34	4,500	5,069,070
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,065,762
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,115,565
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,471,287
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,264,040
5.63%, 8/01/39	4,500	5,100,795
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,634,400
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	10,500	10,827,390
San Joaquin Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39 (a)	6,000	6,618,660
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,570	2,749,566
5.75%, 5/01/42	4,500	5,290,380
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Jose California Financing Authority, Refunding LRB:
Civic Center Project, 5.00%, 6/01/32	$3,375	$3,770,246
Convention Center Expansion & Renovation Project, 5.00%, 6/01/39	25,000	27,212,500
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,106,701
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,395,970
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,515,880
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	8,811,341
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	6,702,424
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,390,570
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,827,500

		204,916,798
Education — 2.8%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,154,965
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,498,540
5.75%, 8/01/35	8,400	9,779,616

		15,433,121
Health — 14.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,345	2,833,182
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,500	11,345,775
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,732,696
Sutter Health, Series A, 5.25%, 11/15/46	6,970	7,382,903
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,234,083
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,270	2,563,579
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,102,855
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,000	3,420,150
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	13,500	14,614,695
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,000	6,183,540
Sutter Health, Series A, 6.00%, 8/15/42	4,545	5,439,911
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	964,691
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,550	2,734,008
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,901,721

		79,453,789
State — 9.9%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,598,735

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
State (concluded)
State of California, GO, Various Purposes (concluded):
6.00%, 4/01/38	$17,510	$20,606,643
6.00%, 11/01/39	3,510	4,210,175
State of California Public Works Board, RB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	11,000	12,125,850
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,367,997
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,365	4,037,226
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,043,779

		54,990,405
Transportation — 14.8%
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	9,650	11,438,821
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,004,530
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	989,314
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,679,750
2nd Series 34E (AGM), 5.75%, 5/01/25	3,500	3,959,550
2nd Series A, 5.25%, 5/01/33	1,435	1,588,574
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Sub-Series B, 5.00%, 5/15/40	2,500	2,721,650
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	3,760	4,364,984
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,619,380
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A (AMBAC), 5.00%, 7/01/35	6,825	7,063,261
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,614,850
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	8,055	8,545,308
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,555	6,355,142
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,500	5,187,825
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 7/01/40	6,350	6,788,341
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,327,315
5.25%, 8/01/39	2,535	2,900,496

		82,149,091
Utilities — 20.8%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,731,750
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	8,885,520
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,305,260
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	9,070	9,873,239
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
City of San Francisco California, RB, Public Utilities Water Commission, Series A, 5.00%, 11/01/37	$15,000	$16,626,750
City of San Francisco California, Refunding RB, Public Utilities Water Commission, Series A, 5.25%, 11/01/31	6,280	7,227,840
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	4,895	5,424,737
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,840,440
East Bay California Municipal Utility District Water System Revenue, RB, Series A (NPFGC), 5.00%, 6/01/35	4,095	4,222,395
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/15 (b)	10,905	11,344,363
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/37	4,000	4,397,440
Sub-Series A, 5.00%, 6/01/30	5,000	5,734,450
Sub-Series A (AGM), 5.00%, 6/01/37	10,000	10,993,600
Sub-Series A (AMBAC), 5.00%, 6/01/33	3,000	3,288,420
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	5,000	5,672,200
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	5,835	6,360,442
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	2,000	2,282,180

		115,211,026
Total Municipal Bonds — 100.0%		554,960,421

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 49.6%
County/City/Special District/School District — 24.2%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,599,007
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	13,362,934
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	29,224,291
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	13,264,920
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	13,477,680
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/33	9,596	11,458,954
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,612,650
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/16 (b)	10,000	10,935,400
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	8,054,868
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	20,249,326

		134,240,030
Education — 11.3%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	20,924,200

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
Education (concluded)
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	$11,000	$12,123,650
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,615,440
Series L, 5.00%, 5/15/40	7,398	7,967,332
Series O, 5.75%, 5/15/34	11,190	13,100,544

		62,731,166
Utilities — 14.1%
City & County of San Francisco California Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,380	4,870,867
County of San Diego California Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	9,430,016
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,806,738
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	14,842,410
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,498,074
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,036,850
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	16,411,650
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities (concluded)
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	$9,277	$10,392,857

		78,289,462
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.6%		275,260,658
Total Long-Term Investments (Cost — $767,336,109) — 149.6%		830,221,079

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.00% (d)(e)	1,241,242	1,241,242
Total Short-Term Securities (Cost — $1,241,242) — 0.2%		1,241,242
Total Investments (Cost — $768,577,351) — 149.8%		831,462,321
Other Assets Less Liabilities — 3.1%		17,595,158
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.9%)		(127,430,238)
VRDP Shares, at Liquidation Value — (30.0%)		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$555,127,241

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
RBC Capital Markets, LLC	$6,618,660	—

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF California Municipal Money Fund	2,379,292	(1,138,050)	1,241,242	$276

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(352)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$43,862,500	$84,757

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$830,221,079	—	$830,221,079
Short-Term Securities	$1,241,242	—	—	1,241,242

Total	$1,241,242	$830,221,079	—	$831,462,321

[1] See above Schedule of Investments for values in each sector.
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$84,757	—	—	$84,757
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$141,229	—	—	$141,229
Cash pledged for financial futures contracts	481,000	—	—	481,000
Liabilities:
TOB trust certificates	—	$(127,397,373)	—	(127,397,373)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	$622,229	$(293,897,373)	—	$(293,275,144)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 136.3%
Corporate — 2.8%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$3,805	$4,855,637
County/City/Special District/School District — 26.0%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 5/01/27	640	687,526
4.50%, 5/01/29	605	646,315
Bay City School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/36	200	210,440
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,376,475
5.00%, 4/01/26	1,250	1,377,513
5.00%, 4/01/27	500	545,475
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,220	1,350,052
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	630,366
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	1,970	2,141,587
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	495,986
5.50%, 5/01/41	830	907,066
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	411,340
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,150,860
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	570	632,751
5.00%, 5/01/33	610	674,123
5.00%, 5/01/34	455	501,328
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	1,880	1,964,262
Fraser Public School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/25	1,255	1,296,603
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	445,412
5.50%, 5/01/36	800	881,752
5.50%, 5/01/41	1,000	1,092,850
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,000	1,033,150
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	2,650	2,857,097
Jonesville Community Schools Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 5.00%, 5/01/29	1,085	1,113,807
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF):
5.00%, 5/01/25	1,000	1,033,150
5.00%, 5/01/26	1,050	1,084,808
5.00%, 5/01/35	2,000	2,051,380
Lincoln Consolidated School District Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 4.63%, 5/01/28	1,675	1,765,098
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	1,910	2,027,981
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/35	1,200	1,248,888
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/25	590	648,906
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF)
4.25%, 5/01/26	740	792,858
4.25%, 5/01/27	725	770,414
4.50%, 5/01/29	630	672,758
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32	$1,500	$1,619,385
Troy School District, GO, (Q-SBLF), 5.00%, 5/01/28	760	868,095
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	750	830,985
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/37	1,080	1,177,578
5.00%, 5/01/40	1,000	1,083,870
5.00%, 5/01/43	1,530	1,655,842

		44,756,132
Education — 17.1%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	816,126
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,781,759
4.50%, 10/01/25	1,405	1,569,512
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,030	1,030,700
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	3,035	3,370,216
Series C, 5.00%, 2/15/40	3,770	4,052,448
Series C, 5.00%, 2/15/44	1,000	1,073,880
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,000	1,081,790
Oakland University, RB, General:
5.00%, 3/01/32	400	430,808
Series A, 5.00%, 3/01/38	1,820	1,949,693
Series A, 5.00%, 3/01/43	2,980	3,176,769
University of Michigan, RB, Series A, 5.00%, 4/01/39	1,300	1,471,236
Wayne State University, RB, Series A:
5.00%, 11/15/40	1,000	1,075,280
4.00%, 11/15/44	380	380,334
Western Michigan University, Refunding RB, General, University & College Improvements:
5.25%, 11/15/40	1,400	1,524,390
5.25%, 11/15/43	3,220	3,511,571
(AGM), 5.25%, 11/15/33	380	421,196
(AGM), 5.00%, 11/15/39	665	719,351

		29,437,059
Health — 31.2%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,924,432
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,309,480
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	999,277
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,065	1,155,195
Trinity Health Credit Group, 5.00%, 12/01/31	1,900	2,075,142
Trinity Health Credit Group, 5.00%, 12/01/35	2,400	2,584,296
Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,761,457
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,602,335
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,603,640
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	380	388,235
Trinity Health Credit, 5.00%, 12/01/16 (a)	145	160,241
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	933,874

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	$400	$438,220
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	2,470	2,592,808
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	3,340	3,404,161
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,595	1,634,205
McLaren Health Care, Series A, 5.00%, 6/01/35	860	920,879
McLaren Health Care, Series A, 5.75%, 5/15/38	1,500	1,686,225
Trinity Health Credit Group, Series A, 6.13%, 12/01/23	940	1,097,600
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	570	664,871
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,840	2,866,696
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,400	1,642,452
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	9,000	9,614,160
Series V, 8.25%, 9/01/18 (a)	1,000	1,289,790
Series W, 6.00%, 8/01/39	575	640,136
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,200	1,293,204
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/14 (a)	3,525	3,552,178

		53,835,189
Housing — 8.1%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,014,440
Series A, 4.75%, 12/01/25	2,605	2,769,219
Series A, 4.45%, 10/01/34	380	390,158
Series A, 4.63%, 10/01/39	1,325	1,354,852
Series A, 4.75%, 10/01/44	1,900	1,947,386
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	4,710	4,784,748
Series A, 6.05%, 10/01/41	1,625	1,771,981

		14,032,784
State — 13.4%
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	2,650	2,869,234
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,657,161
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	2,350	2,736,128
Series I (AGC), 5.25%, 10/15/24	2,000	2,320,040
Series I (AGC), 5.25%, 10/15/25	1,500	1,733,595
Series I (AGC), 5.25%, 10/15/26	400	460,588
Series I-A, 5.38%, 10/15/41	2,175	2,402,005
Series I-A, 5.50%, 10/15/45	750	835,163
Series II (AGM), 5.00%, 10/15/26	3,000	3,416,070
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,150	1,283,699
5.00%, 11/15/36	2,220	2,444,620

		23,158,303
Transportation — 13.6%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,656,217
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Transportation (concluded)
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	$3,730	$3,933,248
5.25%, 12/01/26	3,700	3,901,613
5.00%, 12/01/34	3,550	3,678,794
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,509,269
5.38%, 12/01/32	4,300	4,810,324

		23,489,465
Utilities — 24.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,010	989,335
City of Detroit Michigan Water Supply System, RB:
2nd Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,150,720
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	3,940,320
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	6,275	6,279,267
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,787,280
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	570	632,729
4.00%, 1/01/42	1,050	1,058,946
City of Holland Michigan Electric Utility System, RB, Series A:
5.00%, 7/01/33	1,140	1,279,924
4.13%, 7/01/39	950	969,180
5.00%, 7/01/39	4,640	5,142,280
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,210	1,371,027
5.00%, 7/01/31	2,600	2,896,790
5.00%, 7/01/37	1,270	1,396,733
5.50%, 7/01/41	2,000	2,322,360
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	190	204,415
5.63%, 10/01/40	500	542,060
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,452,269
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 9/03/14 (a)	500	502,220
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	750	812,227
5.00%, 10/01/29	905	1,030,397
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund (concluded):
Pooled Project, 5.00%, 10/01/27	760	879,685

		41,640,164
Total Municipal Bonds in Michigan		235,204,733

Guam — 3.7%
State — 3.7%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	310	330,751
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	3,390	3,572,484
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	1,050	1,103,707

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam (concluded)
State (concluded)
Territory of Guam, RB (concluded):
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	$405	$424,663
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	850	930,215
Total Municipal Bonds in Guam		6,361,820
Total Municipal Bonds — 140.0%		241,566,553

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Michigan — 15.8%
County/City/Special District/School District — 4.4%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	4,154	4,485,068
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,107,697

		7,592,765
Education — 11.4%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	3,780	4,222,260
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,749,950
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Michigan (concluded)
Education (concluded)
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	$3,810	$4,096,817
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,536,752

		19,605,779
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.8%		27,198,544
Total Long-Term Investments (Cost — $253,641,539) — 155.8%		268,765,097

Short-Term Securities Shares	Shares
BIF Michigan Municipal Money Fund, 0.00% (c)(d)	2,269,658	2,269,658
Total Short-Term Securities (Cost — $2,269,658) — 1.3%		2,269,658
Total Investments (Cost — $255,911,197) — 157.1%		271,034,755
Other Assets Less Liabilities — 1.3%		2,336,602
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.8%)		(13,495,992)
VRDP Shares, at Liquidation Value — (50.6%)		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$172,575,365

Notes to Schedule of investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF Michigan Municipal Money Fund	639,757	1,629,901	2,269,658	—

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(50)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$6,230,469	$21,414

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$268,765,097	—	$268,765,097
Short-Term Securities	$2,269,658	—	—	2,269,658

Total	$2,269,658	$268,765,097	—	$271,034,755

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$21,414	—	—	$21,414
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$75,000	—	—	$75,000
Liabilities:
TOB trust certificates	—	$(13,492,998)	—	(13,492,998)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	$75,000	$(100,792,998)	—	$(100,717,998)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 126.1%
Corporate — 2.9%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,590,750
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	930	992,217
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,000	4,020,160
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	4,000	4,621,720
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	4,989,447

		16,214,294
County/City/Special District/School District — 36.7%
City of New York New York, GO:
Fiscal 2012, Sub-Series D-1, 5.00%, 10/01/33	8,350	9,269,752
Series A-1, 5.00%, 8/01/35	1,950	2,151,825
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,350,005
Sub-Series A-1, 5.00%, 10/01/34	1,845	2,059,463
Sub-Series D-1, 5.00%, 8/01/31	1,300	1,466,556
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	6,230	7,643,961
Series E, 5.00%, 8/01/32	2,040	2,292,940
Series I, 5.00%, 8/01/32	490	549,613
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	30,600	31,864,392
5.00%, 11/15/44	11,670	12,116,027
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,865	7,755,734
5.00%, 7/01/33	1,675	1,839,049
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	5,000	1,613,550
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (b)	4,330	1,045,868
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,160,600
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,910	7,029,197
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,776,968
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,293,560
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,800,154
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
(NPFGC), 5.00%, 2/01/33	1,640	1,646,101
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,114,260
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,836,325
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,900,760
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, (NPFGC), 5.00%, 11/15/26	205	205,791
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	$1,040	$1,131,458
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,632,817
5.25%, 5/01/32	1,000	1,134,430
Hudson Yards Infrastructure Corp., RB, Series A:
(AGC), 5.00%, 2/15/47	550	570,196
(AGC), 5.00%, 2/15/47	4,300	4,457,896
(AGM), 5.00%, 2/15/47	4,580	4,748,178
(NPFGC), 4.50%, 2/15/47	14,725	14,955,741
(NPFGC), 5.00%, 2/15/47	4,665	4,830,561
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,803,896
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,147,480
4 World Trade Center Project, 5.75%, 11/15/51	3,460	3,878,798
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,129,850
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	4,725	5,090,479
North Country Development Authority, Refunding RB, (AGM), 6.00%, 5/15/15	205	211,814
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	9,500	9,594,715
5.00%, 10/15/32	27,200	27,444,528
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,426,384
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	638,034

		204,609,706
Education — 21.5%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,087,060
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A (NPFGC), 5.00%, 7/01/37	2,265	2,561,738
American Museum of National History, Series A (NPFGC), 5.00%, 7/01/41	825	924,973
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,688,663
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,267,003
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,119,870
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	820,455
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	6,445	6,911,940
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/35	2,675	2,721,491
5.00%, 7/01/30	5,410	5,516,361
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,077,890

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	$1,440	$1,584,475
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,320,757
5.00%, 12/01/36	1,150	1,259,894
County of Rensselaer New York Industrial Development Agency, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,260,208
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	1,120	1,235,259
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	550,935
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	553,380
5.25%, 7/01/36	860	932,429
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	751,829
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,319,020
Fordham University, Series A, 5.00%, 7/01/28	325	363,383
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,729,846
General Purpose, Series A, 5.00%, 2/15/36	5,500	6,143,060
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	700,192
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,742,679
New York University, Series B, 5.00%, 7/01/34	1,000	1,126,820
New York University, Series B, 5.00%, 7/01/37	600	667,446
New York University, Series B, 5.00%, 7/01/42	3,240	3,571,063
New York University, Series C, 5.00%, 7/01/38	2,000	2,231,740
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	887,288
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,199,062
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,629,435
The New School (AGM), 5.50%, 7/01/43	4,050	4,420,575
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,132,020
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,132,420
Fordham University, 4.13%, 7/01/39	930	940,128
Fordham University, 5.00%, 7/01/44	2,130	2,341,339
New York University Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	6,100	6,368,644
New York University, Series A, 5.00%, 7/01/31	3,955	4,446,330
New York University, Series A, 5.00%, 7/01/37	4,775	5,311,758
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,396,566
Rochester Institute of Technology, 5.00%, 7/01/38	500	542,455
Rochester Institute of Technology, 5.00%, 7/01/42	750	812,077
Rockefeller University, Series B, 4.00%, 7/01/38	1,370	1,415,059
St. John’s University, Series A, 5.00%, 7/01/27	430	485,831
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	$4,195	$4,787,502
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	8,735	9,882,604
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,625,039

		119,497,991
Health — 10.3%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,413,554
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center, (AGC):
5.50%, 4/01/30	250	275,900
5.50%, 4/01/34	490	536,227
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	893,769
5.00%, 12/01/37	350	372,026
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	565	541,208
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,463,939
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	2,000	2,131,160
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,243,480
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	6,500	7,094,945
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,500	1,514,700
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (c)	4,925	4,934,308
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	3,841,989
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,225,884
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	2,075	2,239,962
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,015,130
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	800	812,104
State of New York Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,500	1,555,080
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,317,800
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	10,071,928
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (c)	2,900	3,040,070

		57,535,163
Housing — 4.4%
City of New York New York Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	750	766,650
Series A-1-A, 5.45%, 11/01/46	1,335	1,351,581

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
City of New York New York Housing Development Corp., RB, M/F Housing, AMT (concluded):
Series C, 5.00%, 11/01/26	$1,500	$1,522,515
Series C, 5.05%, 11/01/36	2,000	2,050,840
Series H-1, 4.70%, 11/01/40	1,340	1,345,869
Series H-2-A, 5.20%, 11/01/35	840	854,834
Series H-2-A, 5.35%, 5/01/41	600	617,016
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,458,521
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	555	556,659
6.25%, 2/01/31	1,125	1,127,149
State of New York HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,506,360
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	2,405	2,418,228
State of New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	4,285	4,210,827
S/F Housing, 143rd Series, AMT, 4.85%, 10/01/27	1,100	1,152,327
S/F Housing, 143rd Series, AMT (NPFGC), 4.85%, 10/01/27	2,485	2,547,448

		24,486,824
State — 11.6%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,750,949
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,834,120
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,292,715
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,712,775
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,397,050
Series S-2 (NPFGC), 4.25%, 1/15/34	5,000	5,081,550
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	1,500	1,667,040
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,903,253
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,104,480
General Purpose, Series B, 5.00%, 3/15/42	7,500	8,157,675
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,920,747
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,406,724
Series C, 5.00%, 12/15/31	6,230	6,795,061
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	601,508
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	4,380	4,684,629
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,500	1,663,140
Transportation, Series A, 5.00%, 3/15/32	1,130	1,280,347
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,500	1,542,525

		64,796,288
Transportation — 27.9%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,156,240
Series A, 5.00%, 11/15/30	2,935	3,303,284
Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Metropolitan Transportation Authority, RB (concluded):
Series A-1, 5.25%, 11/15/33	$2,565	$2,905,170
Series A-1, 5.25%, 11/15/34	2,840	3,202,270
Series C, 6.50%, 11/15/28	3,200	3,815,648
Series D, 5.25%, 11/15/41	3,450	3,781,787
Series E, 5.00%, 11/15/38	7,785	8,484,482
Series H, 5.00%, 11/15/25	1,000	1,166,630
Series H, 5.00%, 11/15/31	1,690	1,881,224
Sub-Series B, 5.00%, 11/15/25	3,250	3,828,597
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/29	1,000	1,121,340
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,856,580
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,059,334
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,720,148
Port Authority of New York & New Jersey, ARB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,534,050
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,825,650
Consolidated, 183rd Series, 4.00%, 6/15/44	5,000	5,011,950
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,599,629
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,209,042
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,500	3,509,170
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	1,390	1,552,380
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	6,090	6,196,331
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,302,020
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,975	1,955,072
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	807,293
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/33	1,140	1,261,706
Consolidated, 177th Series, 3.50%, 7/15/35	2,120	1,975,670
State of New York Thruway Authority, Refunding RB:
General, Series G (AGM), 4.75%, 1/01/29	7,250	7,499,472
General, Series G (AGM), 4.75%, 1/01/30	9,000	9,306,360
General, Series G (AGM), 5.00%, 1/01/32	17,030	17,672,372
General, Series I, 5.00%, 1/01/24	1,505	1,757,133
General, Series I, 5.00%, 1/01/37	6,500	7,118,540
General, Series I, 5.00%, 1/01/42	3,250	3,528,330
Series F (AMBAC), 5.00%, 1/01/15 (c)	4,100	4,182,984
Series F (AMBAC), 5.00%, 1/01/30	1,900	1,930,856
Series G (AGM), 5.00%, 1/01/30	2,000	2,075,160
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	9,000	4,409,010
General, Series A, 5.00%, 11/15/38	1,000	1,108,580
Series C, 5.00%, 11/15/38	2,000	2,216,040
Sub-Series A, 5.00%, 11/15/28	2,500	2,882,100
Sub-Series A, 5.00%, 11/15/29	875	999,836

		155,709,470

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities — 10.8%
City of New York New York Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	$2,000	$2,125,100
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,129,570
2nd General Resolution, Series FF, 5.00%, 6/15/31	1,500	1,699,605
2nd General Resolution, Series DD, 5.00%, 6/15/32	6,750	7,525,103
Series D (AGM), 5.00%, 6/15/37	9,000	9,292,050
Long Island Power Authority, RB, Series A:
(AMBAC), 5.00%, 9/01/14 (c)	7,000	7,028,280
(AGM), 5.00%, 5/01/36	3,775	4,037,627
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,756,455
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,236,440
Series A (AGC), 5.75%, 4/01/39	1,015	1,169,087
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water:
2nd General Resolution, 5.00%, 6/15/36	2,100	2,348,409
5.00%, 6/15/33	1,040	1,162,304
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,461,052
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	9,960	11,212,372

		60,183,454
Total Municipal Bonds in New York		703,033,190

Guam — 0.3%
Utility — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,469,424

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,050	4,089,649
Total Municipal Bonds — 127.1%		708,592,263

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 31.1%
County/City/Special District/School District — 5.5%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	1,064	1,225,989
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	14,400	16,885,584
Sub-Series I-1, 5.00%, 3/01/36	3,500	3,900,085
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,576,481
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	4,007,860

		30,595,999
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Education — 5.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	$1,981	$2,228,514
State of New York Dormitory Authority, New York University, Series A, LRB, State University Dormitory Facilities:
5.25%, 7/01/29	6,000	6,728,340
5.00%, 7/01/35	5,198	5,772,575
State of New York Dormitory Authority, RB:
5.00%, 7/01/38	6,498	7,194,232
(AMBAC), 5.00%, 7/01/37	5,707	6,265,118

		28,188,779
State — 5.2%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (e)	9,739	11,079,610
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	9,100,348
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	1,650	1,804,275
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	6,297	7,061,427

		29,045,660
Transportation — 9.9%
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,196,474
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	18,000	19,833,840
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,112,101
5.00%, 10/15/26	6,000	6,797,580
State of New York Thruway Authority, Refunding RB:
General, Series H (AGM), 5.00%, 1/01/37	10,000	10,985,100
Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,471,506

		55,396,601
Utilities — 5.4%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,684,879
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	9,900	11,033,946
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,331,226
Series FF-2, 5.50%, 6/15/40	2,760	3,156,924
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	5,998	6,752,390

		29,959,365
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1%		173,186,404
Total Long-Term Investments (Cost — $830,325,416) — 158.2%		881,778,667

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (f)(g)	5,691,487	$5,691,487
Total Short-Term Securities (Cost — $5,691,487) — 1.0%		5,691,487
Total Investments (Cost — $836,016,903) — 159.2%		887,470,154
Other Assets Less Liabilities — 1.3%		7,589,513
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.1%)		(89,753,407)
VRDP Shares, at Liquidation Value — (44.4%)		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$557,606,260

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $12,782,521.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New York Municipal Money Fund	20,993,749	(15,302,262)	5,691,487	$141

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(574)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$71,525,781	$223,415

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$881,778,667	—	$881,778,667
Short-Term Securities	$5,691,487	—	—	5,691,487

Total	$5,691,487	$881,778,667	—	$887,470,154

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$223,415	—	—	$223,415
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$784,000	—	—	$784,000
Liabilities:
TOB trust certificates	—	$(89,734,218)	—	(89,734,218)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	$784,000	$(337,434,218)	—	$(336,650,218)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,179,529
Alaska — 1.7%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,102,500
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,988,644
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,198,980

		17,290,124
Arizona — 0.4%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	225	228,960
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,379,948

		3,608,908
California — 14.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24	10,000	10,790,100
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,794,125
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,821,536
California Health Facilities Financing Authority, Refunding RB, St. Joseph’s Health System, Series A, 5.00%, 7/01/37	2,965	3,213,200
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,255	1,281,179
California State Public Works Board, RB:
Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,528,326
Various Judicial Council Projects, Series A, 5.00%, 3/01/38	1,940	2,116,501
California State University, RB, Systemwide, Series A, 5.50%, 11/01/39	1,525	1,761,207
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,362,757
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,222,880
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,107,499
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	13,052,140
Series A-1, 5.75%, 3/01/34	2,300	2,576,253
Coast Community College District, GO, Election of 2002, Series C (AGM), 0.00%, 8/01/33 (a)	8,100	3,024,702
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	10,000	10,694,000
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,197,921
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (a)	5,000	1,621,050
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (a)	5,110	2,402,109
Las Virgenes Unified School District, GO, Series A, 5.00%, 8/01/31	10,000	10,658,400
Municipal Bonds	Par (000)	Value
California (continued)
Long Beach Unified School District, GO, Election of 2008, Series B, 0.00%, 8/01/34 (a)	$5,000	$2,045,200
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,326,492
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	3,975	2,340,122
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (a)	7,620	2,510,561
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,761,475
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (a):
0.00%, 8/01/35	7,820	3,084,130
0.00%, 8/01/36	10,000	3,724,600
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (a):
0.00%, 8/01/37	8,000	2,765,840
0.00%, 8/01/38	12,940	4,272,529
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,309,774
San Diego California Unified School District, GO, CAB, Election of 2008 (a):
Series G, 0.00%, 7/01/34	1,860	684,443
Series G, 0.00%, 7/01/35	1,970	680,202
Series G, 0.00%, 7/01/36	2,960	959,040
Series G, 0.00%, 7/01/37	1,975	601,210
Refunding, Series R-1, 0.00%, 7/01/31	3,485	1,696,812
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	1,987,506
5.00%, 8/01/38	1,600	1,748,896
State of California, GO, Refunding:
5.00%, 2/01/38	4,000	4,359,720
5.00%, 9/01/41	2,700	2,937,924
5.00%, 10/01/41	2,555	2,782,421
State of California, GO,:
Various Purposes, 5.50%, 3/01/40	1,020	1,164,238
Various Purposes, 5.00%, 4/01/42	2,000	2,174,860
Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,041
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (a)	6,545	2,406,989
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,862,872

		142,423,782
Colorado — 1.1%
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	9,870	10,605,512
Florida — 11.6%
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	13,100	14,531,699
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,524,837
County of Collier Florida School Board, COP, (AGM), 5.00%, 2/15/16 (c)	5,000	5,361,350
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,048,305

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$2,600	$3,007,810
5.38%, 10/01/32	3,440	3,746,332
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	7,010,040
Series B-1, 5.75%, 7/01/33	3,700	4,208,935
County of Miami-Dade Florida, RB:
Seaport, Series A, 6.00%, 10/01/38	5,695	6,528,577
Seaport, Series B, AMT, 6.00%, 10/01/30	1,820	2,141,248
Seaport, Series B, AMT, 6.25%, 10/01/38	1,165	1,361,501
Seaport, Series B, AMT, 6.00%, 10/01/42	1,865	2,130,315
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	3,056,312
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/23	20,095	23,685,173
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A (AGM), AMT, 5.50%, 10/01/41	19,020	21,394,267
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT:
5.00%, 10/01/31	4,000	4,341,680
5.00%, 10/01/34	530	566,120
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	3,100	3,506,968
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,449,775

		116,601,244
Georgia — 0.7%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,930,138
Hawaii — 0.4%
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,232,640
5.00%, 8/01/28	1,775	1,964,588

		4,197,228
Illinois — 21.6%
Chicago Midway International Airport, Refunding RB, AMT, Series A, 5.00%, 1/01/34	3,035	3,202,805
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	9,000	10,126,980
Series B-2, AMT (NPFGC), 5.25%, 1/01/27	8,530	8,558,064
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	1,695	1,702,526
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/33	11,065	11,523,312
5.00%, 1/01/34	2,000	2,039,060
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	13,240	13,254,034
Series B, 5.00%, 1/01/31	2,425	2,560,097
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/35	9,280	9,418,922
5.00%, 1/01/36	4,245	4,295,685
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	4,190	4,352,823
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	3,500	3,609,375
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	$3,225	$3,340,745
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C:
5.25%, 1/01/40	1,505	1,600,854
5.25%, 1/01/37	4,000	4,280,360
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,762,544
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,492,970
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	775	832,273
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	890	952,656
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	9,721,989
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,061,020
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	17,935	18,929,675
5.25%, 2/01/35	15,000	16,118,250
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,434,880
(BHAC), 5.50%, 1/01/33	2,000	2,225,820
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (a):
0.00%, 12/15/26	8,500	5,153,550
0.00%, 6/15/32	14,000	6,103,020
0.00%, 12/15/33	20,000	7,949,200
0.00%, 12/15/34	41,880	15,651,812
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (a)	9,430	2,064,604
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,978,664
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,209,230
State of Illinois, GO:
5.25%, 7/01/29	3,160	3,349,031
5.25%, 2/01/33	5,860	6,109,226
5.50%, 7/01/33	2,235	2,387,427
5.25%, 2/01/34	5,360	5,583,834
5.00%, 2/01/39	7,500	7,556,400
Various Purposes, 5.50%, 7/01/38	1,200	1,271,016
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	2,580	2,795,791

		217,560,524
Indiana — 3.2%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,548,450
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,217,144
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	2,425	2,512,252
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	1,400	1,446,732
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,123,003
Series B, 6.00%, 1/01/39	5,000	5,649,150

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	$2,900	$3,244,056
(AGC), 5.25%, 1/01/29	1,350	1,497,447
(AGC), 5.50%, 1/01/38	4,250	4,723,025

		31,961,259
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	12,650	14,376,851
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,540	3,787,127
5.70%, 12/01/27	3,535	3,775,062
5.75%, 12/01/28	1,870	1,990,484
5.80%, 12/01/29	2,390	2,539,136
5.85%, 12/01/30	2,475	2,624,441

		29,093,101
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,097,410
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB, 1st tier, Series C, 0.00%, 7/01/39 (b)	8,225	5,315,242
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,549,960

		10,962,612
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,627,062
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	2,385	2,594,856

		9,221,918
Massachusetts — 1.1%
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,472,277
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	3,100	3,185,653
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	3,495	3,896,925

		10,554,855
Michigan — 8.5%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien:
Series B (AGM), 7.50%, 7/01/33	1,000	1,094,380
Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,627,905
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	1,075	1,098,596
7.00%, 7/01/36	500	537,680
City of Detroit Michigan Water Supply System, Refunding RB, Water Supply System:
2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	5,000	4,957,500
Senior Lien, Series D (AGM), 5.00%, 7/01/23	5,000	5,020,600
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,698,358
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	$16,100	$17,187,555
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,299,300
5.25%, 9/15/26	6,650	7,492,090
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,638,469
Series I (AGC), 5.25%, 10/15/24	1,750	2,030,035
Series I (AGC), 5.25%, 10/15/25	3,250	3,756,123
Series I-A, 5.38%, 10/15/36	2,075	2,297,108
Series I-A, 5.38%, 10/15/41	1,900	2,098,303
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,826,794
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	2,300	2,427,673
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,593,400
Western Michigan University, Refunding RB, General, University & College Improvements (AGM), 5.00%, 11/15/39	1,080	1,168,268

		85,850,137
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,471,630
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,825	7,306,845
Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,613,082
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	2,000	2,154,900
(AGM), 5.25%, 7/01/39	5,170	5,586,237

		10,354,219
New Jersey — 6.7%
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project:
AMT, 5.38%, 1/01/43	4,920	5,219,382
AMT, 5.13%, 1/01/34	1,930	2,066,354
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,325	7,494,113
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	2,061,362
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,414,500
5.50%, 12/01/26	1,800	2,010,816
5.75%, 12/01/28	200	224,746
5.88%, 12/01/33	6,895	7,628,490
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	3,360	3,385,301
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/35 (a)	18,525	6,327,399
CAB, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (a)	10,000	6,527,000
Series A (NPFGC), 5.75%, 6/15/25	4,000	4,850,120
Series AA, 5.25%, 6/15/33	4,150	4,606,043
Series AA, 5.50%, 6/15/39	5,725	6,329,274

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System (concluded):
Series B, 5.00%, 6/15/42	$6,500	$6,827,080

		66,971,980
New York — 4.0%
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,298,277
Future Tax Secured, Series C, 5.50%, 11/01/35	1,820	2,109,653
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,729,630
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,920	2,184,250
Port Authority of New York & New Jersey, ARB, Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	19,500	19,765,590
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,679,618

		40,767,018
Ohio — 2.1%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,589,320
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,332,124
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,184,702
5.25%, 2/15/33	2,730	3,052,195

		21,158,341
Pennsylvania — 3.2%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	3,305	3,513,777
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	1,952,358
Series A (AMBAC), 5.50%, 12/01/31	15,600	15,829,164
Series C, 5.50%, 12/01/33	1,565	1,797,528
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,537,347
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	2,993,257

		32,623,431
South Carolina — 2.5%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,135,320
South Carolina State Public Service Authority, RB, Series A, 5.50%, 12/01/54	11,450	12,677,211
State of South Carolina Public Service Authority, RB, Santee Cooper, Series E, 5.50%, 12/01/53	2,025	2,236,754
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	5,870	6,394,778

		25,444,063
Texas — 15.5%
City of Houston Texas Utility System, Refunding RB:
Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	5,700	6,692,142
Combined 1st Lien, Series A (AGC), 5.38%, 11/15/38	3,650	4,125,266
Series A (AGM), 5.00%, 11/15/36	10,000	10,936,000
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,596,407
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	$5,810	$2,055,404
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,350,967
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/18 (c)	10,000	11,941,500
Dallas-Fort Worth International Airport, ARB:
Joint Improvement, Series D, AMT, 5.00%, 11/01/38	13,080	13,669,123
Series F, 5.00%, 11/01/35	5,000	5,237,150
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	2,745	3,112,363
Grand Prairie ISD, GO, Refunding, 0.00%, 8/15/28 (a)	10,000	4,794,700
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,778,800
New Hope Cultural Education Facilities Corp., HRB, University & College Revenue (AGM), 5.00%, 4/01/46	345	366,425
North Texas Tollway Authority, Refunding RB, System:
1st Tier Series A, 6.00%, 1/01/28	6,275	7,351,162
1st Tier Series B (NPFGC), 5.75%, 1/01/40	10,000	11,176,100
Series A (NPFGC), 5.13%, 1/01/28	20,000	21,901,200
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB (a):
0.00%, 9/15/35	680	252,430
0.00%, 9/15/36	12,195	4,264,957
0.00%, 9/15/37	8,730	2,877,845
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (a)	20,265	7,331,877
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,665	1,765,366
5.00%, 12/15/32	5,565	5,844,196
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	14,935	15,836,925

		156,258,305
Utah — 1.8%
Utah Transit Authority, Refunding RB, CAB (a):
Sub-Series A (AGC), 0.00%, 6/15/20	10,000	8,337,400
Sub-Series A (NPFGC), 0.00%, 6/15/24	13,930	9,459,445

		17,796,845
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	1,020	1,037,809
Washington — 1.0%
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,056,880
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,921,718
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,230,412

		10,209,010
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	4,040,143
Total Municipal Bonds — 109.3%		1,101,480,510

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Arizona — 1.5%
Arizona School Facilities Board, COP, (AGC), 5.13%, 9/01/21 (e)	$10,000	$11,289,800
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	3,500	3,846,255

		15,136,055
California — 10.1%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	7,996	8,891,604
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	21,981	24,015,345
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,310,000
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	6,990	7,719,896
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	11,696,839
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	9,370	10,382,991
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/15 (c)	7,500	7,861,875
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	5,248	6,266,615
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,205,940
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,581,474

		101,932,579
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (e)	2,469	2,812,428
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,472,669
District of Columbia — 2.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,595	3,050,068
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (e)	4,279	4,921,514
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,680,700
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,679,731

		26,332,013
Florida — 6.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (e)	3,300	3,606,471
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,400	5,793,066
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	5,250,964
County of Miami-Dade Florida Transit System, RB, (Syncora), 5.00%, 7/01/31	19,800	20,961,270
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	11,702	12,744,035
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	13,298,084
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Florida (concluded)
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	$3,299	$3,637,673

		65,291,563
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,893,744
Illinois — 2.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,151,760
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	720	758,740
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	3,499	3,870,349
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (c)	10,000	11,499,500
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	5,836	6,345,078

		26,625,427
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,810,576
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,586,000
Nevada — 0.6%
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	4,813	5,649,867
5.50%, 7/01/29	510	597,467

		6,247,334
New Jersey — 1.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,789,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	4,961	5,395,442

		18,185,042
New York — 6.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	15,521	16,863,295
Series DD, 5.00%, 6/15/37	17,567	19,183,725
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 6/15/35	4,740	5,371,321
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	15,650,166
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	5,180	5,358,088
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	5,081,580

		67,508,175
North Carolina — 0.8%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	7,796	7,970,914

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	$4,990	$5,163,253
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,699,405

		6,862,658
South Carolina — 0.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	3,178	3,263,981
Texas — 5.1%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,944,553
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (e)	8,868	9,284,214
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	14,137,468
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,867,400
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	3,500	3,838,590
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,309,300

		51,381,525
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,374,853
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	17,000	18,697,879
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Washington (concluded)
County of King Washington, RB, (AGM), 5.00%, 1/01/37	$15,785	$17,171,988

		35,869,867
Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	17,438,627
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc. Obligated Group,:
Series A, 5.00%, 4/01/42	2,490	2,678,045
Series C, 5.25%, 4/01/39 (e)	7,459	7,952,945

		28,069,617
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.8%		501,627,020
Total Long-Term Investments (Cost — $1,472,849,479) — 159.1%		1,603,107,530

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	7,872,927	7,872,927
Total Short-Term Securities (Cost — $7,872,927) — 0.8%		7,872,927
Total Investments (Cost — $1,480,722,406) — 159.9%		1,610,980,457
Other Assets Less Liabilities — 1.6%		15,281,898
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.1%)		(262,571,301)
VRDP Shares, at Liquidation Value — (35.4%)		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,007,291,054

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $37,276,658.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	9,261,003	(1,388,076)	7,872,927	$3,663

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(616)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$76,759,375	$54,671

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,603,107,530	—	$1,603,107,530
Short-Term Securities	$7,872,927	—	—	7,872,927

Total	$7,872,927	$1,603,107,530	—	$1,610,980,457

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$54,671	—	—	$54,671
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$302,305	—	—	$302,305
Cash pledged for financial futures contracts	841,000	—	—	841,000
Liabilities:
TOB trust certificates	—	$(262,507,327)	—	(262,507,327)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	$1,143,305	$(618,907,327)	—	$(617,764,022)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	41

Statements of Assets and Liabilities

July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$499,935,586	$830,221,079	$268,765,097	$881,778,667	$1,603,107,530
Investments at value — affiliated[2]	4,174,381	1,241,242	2,269,658	5,691,487	7,872,927
Cash	116,679	141,229	—	—	302,305
Cash pledged for financial futures contracts	287,000	481,000	75,000	784,000	841,000
Interest receivable	5,426,146	11,722,590	3,022,788	9,559,683	17,696,706
Investments sold receivable	—	22,230,548	—	75,000	2,138,793
Variation margin receivable on financial futures contracts	9,843	16,498	2,344	26,903	28,872
Deferred offering costs	30,578	306,185	214,958	407,425	537,148
Prepaid expenses	27,759	31,944	25,685	32,701	42,723

Total assets	510,007,972	866,392,315	274,375,530	898,355,866	1,632,568,004

Accrued Liabilities
Investments purchased payable	—	14,116,384	—	—	—
Income dividends payable — Common Shares	1,587,323	2,510,956	798,496	2,553,335	5,021,814
Investment advisory fees payable	232,275	361,017	115,821	378,928	690,987
Officer’s and Directors’ fees payable	4,362	207,029	1,880	219,922	373,544
Interest expense and fees payable	14,017	32,865	2,994	19,189	63,974
Other accrued expenses payable	109,602	139,450	87,976	144,014	219,304

Total accrued liabilities	1,947,579	17,367,701	1,007,167	3,315,388	6,369,623

Other Liabilities
TOB trust certificates	52,497,152	127,397,373	13,492,998	89,734,218	262,507,327
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	183,497,152	293,897,373	100,792,998	337,434,218	618,907,327

Total liabilities	185,444,731	311,265,074	101,800,165	340,749,606	625,276,950

Net Assets Applicable to Common Shareholders	$324,563,241	$555,127,241	$172,575,365	$557,606,260	$1,007,291,054

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$300,068,094	$492,920,813	$162,583,742	$532,521,339	$952,923,760
Undistributed net investment income	3,433,241	5,496,714	1,323,231	5,672,244	16,728,795
Accumulated net realized loss	(20,551,205)	(6,260,013)	(6,476,580)	(32,263,989)	(92,674,223)
Net unrealized appreciation/depreciation	41,613,111	62,969,727	15,144,972	51,676,666	130,312,722

Net Assets Applicable to Common Shareholders	$324,563,241	$555,127,241	$172,575,365	$557,606,260	$1,007,291,054

Net asset value, per Common Share	$14.42	$16.14	$14.26	$14.09	$14.84

[1] Investments at cost — unaffiliated	$458,412,415	$767,336,109	$253,641,539	$830,325,416	$1,472,849,479
[2] Investments at cost — affiliated	$4,174,381	$1,241,242	$2,269,658	$5,691,487	$7,872,927
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,515,224	34,396,651	12,098,420	39,586,584	67,862,354

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2014

Statements of Operations

Year Ended July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$23,269,389	$37,222,295	$12,035,771	$38,924,043	$74,505,742
Income — affiliated	1,810	276	—	141	3,663

Total income	23,271,199	37,222,571	12,035,771	38,924,184	74,509,405

Expenses
Investment advisory	2,760,106	4,289,999	1,326,074	4,357,666	7,907,829
Professional	92,088	138,448	71,391	126,989	228,123
Accounting services	67,763	105,235	36,098	100,299	155,840
Officer and Directors	25,417	61,119	13,020	61,843	109,536
Transfer agent	38,368	46,229	32,217	54,152	94,816
Custodian	27,881	36,451	14,477	35,424	60,599
Printing	11,211	13,614	9,396	14,344	20,145
Registration	9,142	11,598	9,043	13,272	23,320
Miscellaneous	61,336	70,166	52,981	88,161	118,158

Total expenses excluding interest expense, fees and amortization of offering costs	3,093,312	4,772,859	1,564,697	4,852,150	8,718,366
Interest expense, fees and amortization of offering costs[1]	1,865,128	2,633,400	964,876	3,114,554	5,250,940

Total expenses	4,958,440	7,406,259	2,529,573	7,966,704	13,969,306
Less fees waived by Manager	(160,559)	(3,283)	(73)	(5,899)	(4,910)

Total expenses after fees waived	4,797,881	7,402,976	2,529,500	7,960,805	13,964,396

Net investment income	18,473,318	29,819,595	9,506,271	30,963,379	60,545,009

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(6,921,445)	(969,429)	(5,028,816)	(13,567,227)	(5,808,014)
Financial futures contracts	(451,070)	(825,022)	(85,893)	(1,722,899)	(850,330)

	(7,372,515)	(1,794,451)	(5,114,709)	(15,290,126)	(6,658,344)

Net change in unrealized appreciation/depreciation on:
Investments	33,713,239	48,266,170	17,382,492	53,165,789	86,849,217
Financial futures contracts	89,940	84,757	21,414	223,415	54,671

	33,803,179	48,350,927	17,403,906	53,389,204	86,903,888

Net realized and unrealized gain	26,430,664	46,556,476	12,289,197	38,099,078	80,245,544

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$44,903,982	$76,376,071	$21,795,468	$69,062,457	$140,790,553

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	43

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$18,473,318	$18,146,702	$29,819,595	$30,400,685
Net realized gain (loss)	(7,372,515)	1,385,978	(1,794,451)	5,123,889
Net change in unrealized appreciation/depreciation	33,803,179	(43,518,366)	48,350,927	(65,356,173)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	44,903,982	(23,985,686)	76,376,071	(29,831,599)

Dividends to Common Shareholders From[1]
Net investment income	(19,047,886)	(19,181,097)	(31,266,556)	(31,360,905)

Capital Share Transactions
Reinvestment of common dividends	—	729,526	—	651,009

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	25,856,096	(42,437,257)	45,109,515	(60,541,495)
Beginning of year	298,707,145	341,144,402	510,017,726	570,559,221

End of year	$324,563,241	$298,707,145	$555,127,241	$510,017,726

Undistributed net investment income, end of year	$3,433,241	$3,768,779	$5,496,714	$7,101,335

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$9,506,271	$9,791,936	$30,963,379	$32,673,833
Net realized gain (loss)	(5,114,709)	417,571	(15,290,126)	666,602
Net change in unrealized appreciation/depreciation	17,403,906	(22,715,634)	53,389,204	(75,102,847)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	21,795,468	(12,506,127)	69,062,457	(41,762,412)

Dividends to Common Shareholders From[1]
Net investment income	(9,854,163)	(10,016,396)	(32,718,944)	(33,685,995)

Capital Share Transactions
Reinvestment of common dividends	—	80,916	—	1,903,864

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,941,305	(22,441,607)	36,343,513	(73,544,543)
Beginning of year	160,634,060	183,075,667	521,262,747	594,807,290

End of year	$172,575,365	$160,634,060	$557,606,260	$521,262,747

Undistributed net investment income, end of year	$1,323,231	$1,677,994	$5,672,244	$7,511,311

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$60,545,009	$60,108,473
Net realized gain (loss)	(6,658,344)	2,008,051
Net change in unrealized appreciation/depreciation	86,903,888	(116,972,196)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	140,790,553	(54,855,672)

Dividends to Common Shareholders From[1]
Net investment income	(59,311,697)	(58,782,268)

Capital Share Transactions
Reinvestment of common dividends	—	3,428,470

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	81,478,856	(110,209,470)
Beginning of year	925,812,198	1,036,021,668

End of year	$1,007,291,054	$925,812,198

Undistributed net investment income, end of year	$16,728,795	$16,278,334

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2014

Statements of Cash Flows

Year Ended July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$44,903,982	$76,376,071	$21,795,468	$69,062,457	$140,790,553
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease interest receivable	(87,871)	199,128	(207,257)	138,159	(137,940)
Increase in variation margin receivable on financial futures contracts	(9,843)	(16,498)	(2,344)	(26,903)	(28,872)
Increase in prepaid expenses	(22,075)	(22,670)	(22,738)	(23,071)	(25,783)
Increase in cash pledged for financial futures contracts	(287,000)	(481,000)	(75,000)	(784,000)	(841,000)
Increase (decrease) in investment advisory fees payable	13,923	(12,966)	677	1,794	18,356
Decrease in interest expense and fees payable	(15,757)	(52,161)	(1,842)	(22,810)	(51,599)
Increase (decrease) in other accrued expenses payable	(3,574)	8,837	6,500	(4,042)	24,212
Increase (decrease) in Officer’s and Directors’ fees payable	(4,069)	32,759	(2,643)	33,355	58,557
Net realized loss on investments	6,921,445	969,429	5,028,816	13,567,227	5,808,014
Net unrealized gain on investments	(33,713,239)	(48,266,170)	(17,382,492)	(53,165,789)	(86,849,217)
Amortization of premium and accretion of discount on investments	1,576,653	3,711,491	617,561	2,194,692	(2,771,616)
Proceeds from sales of long-term investments	172,664,599	179,268,368	53,015,985	163,852,315	266,637,721
Purchases of long-term investments	(152,778,028)	(120,551,679)	(45,400,163)	(156,606,863)	(239,618,879)
Net proceeds from sales (purchases) of short-term securities	11,896,067	1,138,050	(1,629,901)	15,302,262	1,388,076

Net cash provided by operating activities	51,055,213	92,300,989	15,740,627	53,518,783	84,400,583

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	2,190,000	—	8,603,790	6,330,000
Repayments of TOB trust certificates	(31,960,876)	(62,977,213)	(5,851,207)	(29,144,533)	(31,248,470)
Cash dividends paid to Common Shareholders	(19,047,886)	(31,369,745)	(9,890,458)	(32,976,256)	(59,175,972)
Decrease in bank overdraft	(8,272)	(11,227)	(5,388)	(12,526)	(17,395)
Amortization of deferred offering costs	78,500	8,425	6,426	10,742	13,559

Net cash used for financing activities	(50,938,534)	(92,159,760)	(15,740,627)	(53,518,783)	(84,098,278)

Cash
Net increase in cash	116,679	141,229	—	—	302,305
Cash at beginning of year	—	—	—	—	—

Cash at end of year	$116,679	$141,229	—	—	$302,305

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$1,802,385	$2,677,136	$960,292	$3,126,622	$5,288,980

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	47

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.27	$15.18	$13.07		$13.57		$12.27

Net investment income[1]	0.82	0.81	0.86		0.89		0.92
Net realized and unrealized gain (loss)	1.18	(1.87)	2.14		(0.49)		1.26
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.02)

Net increase (decrease) from investment operations	2.00	(1.06)	2.99		0.38		2.16

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.85)	(0.88)		(0.88)		(0.86)

Net asset value, end of year	$14.42	$13.27	$15.18		$13.07		$13.57

Market price, end of year	$12.94	$12.32	$15.55		$12.46		$14.26

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.19%	(7.41)%	23.64%		3.19%		18.04%

Based on market price	12.30%	(16.08)%	32.85%		(6.38)%		33.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.66%	1.52%	[4]	1.30%	[4]	1.28%	[4]

Total expenses after fees waived	1.56%	1.60%	1.46%	[4]	1.23%	[4]	1.15%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.95%	0.97%	1.00%	[4,6]	1.07%	[4]	0.99%	[4]

Net investment income	6.01%	5.36%	6.05%	[4]	6.93%	[4]	6.92%	[4]

Dividends to AMPS Shareholders	—	—	0.04%		0.17%		0.18%

Net investment income to Common Shareholders	6.01%	5.36%	6.01%		6.76%		6.74%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$324,563	$298,707	$341,144		$293,356		$303,667

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$131,000		$131,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000		—		—

Portfolio turnover rate	28%	40%	36%		24%		20%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$80,983		$82,953

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$347,758	$328,021	$360,416		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and/or VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.83	$16.60	$14.31		$14.66		$13.43

Net investment income[1]	0.87	0.88	0.90		0.91		0.87
Net realized and unrealized gain (loss)	1.35	(1.74)	2.28		(0.37)		1.15
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.02)		(0.03)

Net increase (decrease) from investment operations	2.22	(0.86)	3.18		0.52		1.99

Dividends to Common Shareholders from net investment income[2]	(0.91)	(0.91)	(0.89)		(0.87)		(0.76)

Net asset value, end of year	$16.14	$14.83	$16.60		$14.31		$14.66

Market price, end of year	$14.37	$13.66	$16.59		$13.00		$14.02

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.04%	(5.41)%	23.15%		4.21%		15.69%

Based on market price	12.16%	(12.83)%	35.48%		(1.01)%		23.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.40%	1.48%	1.62%		1.50%	[4]	1.11%	[4]

Total expenses after fees waived and paid indirectly	1.40%	1.48%	1.61%		1.49%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.90%	0.92%	1.20%	[6]	1.15%	[4]	0.95%	[4]

Net investment income	5.63%	5.37%	5.79%		6.49%	[4]	6.10%	[4]

Dividends to AMPS shareholders	—	—	—		0.16%		0.20%

Net investment income to Common Shareholders	5.63%	5.37%	5.79%		6.33%		5.90%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$555,127	$510,018	$570,559		$491,798		$503,869

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$166,525

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500		$166,500		—

Portfolio turnover rate	15%	25%	34%		26%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$100,648

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$433,410	$406,317	$442,678		$395,374		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	49

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.28	$15.14	$13.53		$13.82		$12.87

Net investment income[1]	0.79	0.81	0.80		0.86		0.91
Net realized and unrealized gain (loss)	1.00	(1.84)	1.68		(0.26)		0.90
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.04)

Net increase (decrease) from investment operations	1.79	(1.03)	2.48		0.57		1.77

Dividends to Common Shareholders from net investment income[2]	(0.81)	(0.83)	(0.87)		(0.86)		(0.82)

Net asset value, end of year	$14.26	$13.28	$15.14		$13.53		$13.82

Market price, end of year	$12.56	$11.64	$14.52		$12.28		$13.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	14.84%	(6.99)%	19.01%		4.74%		14.62%

Based on market price	15.39%	(14.99)%	25.76%		(3.89)%		26.01%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.54%	1.71%		1.32%	[4]	1.08%	[4]

Total expenses after fees waived	1.55%	1.54%	1.71%		1.31%	[4]	1.07%	[4]

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.96%	0.95%	1.37%	[6]	1.21%	[4]	1.03%	[4]

Net investment income	5.81%	5.41%	5.56%		6.46%	[4]	6.74%	[4]

Dividends to AMPS Shareholders	—	—	—		0.23%		0.28%

Net investment income to Common Shareholders	5.81%	5.41%	5.56%		6.23%		6.46%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$172,575	$160,634	$183,076		$163,276		$166,773

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$87,350

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,300	$87,300	$87,300		$87,300		—

Portfolio turnover rate	17%	14%	19%		18%		18%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$72,733

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$297,681	$284,002	$309,709		$287,029		—

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.17	$15.07	$13.44		$13.89		$12.65

Net investment income[1]	0.78	0.83	0.83		0.87		0.90
Net realized and unrealized gain (loss)	0.97	(1.88)	1.65		(0.44)		1.08
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.04)

Net increase (decrease) from investment operations	1.75	(1.05)	2.48		0.40		1.94

Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.85)	(0.85)		(0.85)		(0.70)

Net asset value, end of year	$14.09	$13.17	$15.07		$13.44		$13.89

Market price, end of year	$12.71	$12.34	$15.11		$12.60		$13.57

Total Return Applicable to Common Shareholders[3]
Based on net asset value	14.21%	(7.33)%	19.10%		3.36%		16.15%

Based on market price	9.95%	(13.40)%	27.38%		(0.81)%		26.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.53%	1.65%		1.34%	[4]	1.11%	[4]

Total expenses after fees waived	1.50%	1.53%	1.65%		1.33%	[4]	1.10%	[4]

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.91%	0.91%	1.27%	[6]	1.14%	[4]	1.00%	[4]

Net investment income	5.82%	5.59%	5.78%		6.55%	[4]	6.69%	[4]

Dividends to AMPS Shareholders	—	—	—		0.21%		0.27%

Net investment income to Common Shareholders	5.82%	5.59%	5.78%		6.34%		6.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$557,606	$521,263	$594,807		$530,058		$547,812

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$247,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700		$247,700		—

Portfolio turnover rate	18%	10%	17%		18%		7%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$80,293

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$325,114	$310,441	$340,132		$313,992		—

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	51

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.64	$15.32	$13.19		$13.67		$12.27

Net investment income[1]	0.89	0.89	0.87		0.89		0.89
Net realized and unrealized gain (loss)	1.18	(1.70)	2.13		(0.48)		1.31
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	2.07	(0.81)	3.00		0.38		2.17

Dividends to Common Shareholders from net investment income[2]	(0.87)	(0.87)	(0.87)		(0.86)		(0.77)

Net asset value, end of year	$14.84	$13.64	$15.32		$13.19		$13.67

Market price, end of year	$13.46	$12.80	$15.81		$12.17		$14.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.23%	(5.66)%	23.45%		3.22%		18.19%

Based on market price	12.35%	(14.21)%	38.08%		(8.12)%		24.03%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.43%	1.57%		1.32%	[4]	1.11%	[4]

Total expenses after fees waived and paid indirectly	1.47%	1.43%	1.56%		1.32%	[4]	1.11%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[5]	0.91%	0.89%	1.19%	[6]	1.12%	[4]	0.97%	[4]

Net investment income	6.35%	5.83%	6.04%		6.85%	[4]	6.73%	[4]

Dividends to AMPS Shareholders	—	—	—		0.22%		0.26%

Net investment income to Common Shareholders	6.35%	5.83%	6.04%		6.63%		6.47%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$1,007,291	$925,812	$1,036,022		$890,985		$920,234

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$356,450

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400		$356,400		—

Portfolio turnover rate	15%	9%	18%		12%		13%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$89,545

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$382,629	$359,768	$390,691		$349,996		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense and fees relate to TOBs and VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g. financial futures contracts) or certain borrowings (e.g. TOBs) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

ANNUAL REPORT	JULY 31, 2014	53

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment

54	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Funds at July 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$99,478,733	$52,497,152	0.06% - 0.31%
MCA	$275,260,658	$127,397,373	0.06% - 0.14%
MYM	$27,198,544	$13,492,998	0.04% - 0.21%
MYN	$173,186,404	$89,734,218	0.06% - 0.26%
MYI	$501,627,020	$262,507,327	0.04% - 0.34%

For the year ended July 31, 2014, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$62,163,328	0.63%
MCA	$161,409,931	0.58%
MYM	$14,250,674	0.53%
MYN	$91,279,772	0.66%
MYI	$272,293,278	0.60%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (e.g. interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and if applicable as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

ANNUAL REPORT	JULY 31, 2014	55

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
		MUE	MCA	MYM	MYN	MYI
	Statements of Assets and Liabilities Location	Derivative Assets
Interest rate contracts	Net unrealized appreciation[1]	$89,940	$84,757	$21,414	$223,415	$54,671

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year ended July 31, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MUE	MCA
Interest rate contracts
Financial futures contracts	$(451,070)	$(825,022)	$89,940	$84,757

	MYM	MYN	MYI	MYM	MYN	MYI
Interest rate contracts
Financial futures contracts	$(85,893)	$(1,722,899)	$(850,330)	$21,414	$223,415	$54,671

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN	MYI
Financial future contracts:
Average number of contracts sold	240	371	40	517	293
Average notional value of contracts sold	$30,069,480	$46,463,398	$5,011,211	$64,655,531	$36,453,379

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

	MUE	MCA	MYM	MYN	MYI
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

56	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the amounts waived were as follows:

	MUE	MCA	MYM	MYN	MYI
Amounts waived	$2,609	$3,283	$73	$5,899	$4,910

The Manager for MUE voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014 the waiver was $157,950.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	MUE	MCA
Purchases	—	$1,567,211
Sales	$4,751,574	—

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were as follows:

	MUE	MCA	MYM	MYN	MYI
Purchases	$139,843,847	$129,984,823	$45,400,163	$153,647,702	$233,090,317
Sales	$166,897,562	$196,591,148	$52,083,661	$160,619,231	$267,337,252

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application of the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUE	MCA	MYM	MYN	MYI
Paid-in capital	$(87,024)	$(11,416)	$(7,994)	$(3,122,695)	$(1,369,531)
Undistributed net investment income	$239,030	$(157,660)	$(6,871)	$(83,502)	$(782,851)
Accumulated net realized loss	$(152,006)	$169,076	$14,865	$3,206,197	$2,152,382

ANNUAL REPORT	JULY 31, 2014	57

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		MUE	MCA	MYM	MYN	MYI
Tax-exempt income[1]	7/31/14	$20,435,946	$32,947,887	$10,727,696	$35,137,105	$62,906,497
	7/31/13	19,163,782	33,161,559	10,957,626	36,363,648	62,440,835
Ordinary income[2]	7/31/14	288	—	8,030	85,982	4,157
	7/31/13	17,315	2,539	4,228	4,934	203,729

Total	7/31/14	$20,436,234	$32,947,887	$10,735,726	$35,223,087	$62,910,654

	7/31/13	$19,181,097	$33,164,098	$10,999,854	$36,368,582	$62,644,564

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	MUE	MCA	MYM	MYN	MYI
Undistributed tax-exempt income	$3,228,707	$5,779,730	$1,248,028	$5,050,487	$14,624,320
Undistributed ordinary income	135	250	—	1,043	—
Capital loss carryforwards	(18,515,112)	(5,347,483)	(6,318,330)	(28,721,985)	(85,462,480)
Net unrealized gains[3]	40,788,899	63,182,451	15,061,925	49,801,086	125,205,454
Qualified late-year losses[4]	(1,007,482)	(1,408,520)	—	(1,045,710)	—

Total	$24,495,147	$62,206,428	$9,991,623	$25,084,921	$54,367,294

[3]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interest in tender option bond trusts and the deferral of compensation to Directors.

[4]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2015	—	—	—	—	$5,979,955
2016	—	—	$714,516	$2,330,288	25,066,903
2017	$3,385,582	—	253,932	2,295,738	21,251,301
2018	6,013,130	$4,809,571	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[5]	9,116,400	537,912	5,349,882	19,438,022	6,704,293

Total	$18,515,112	$5,347,483	$6,318,330	$28,721,985	$85,462,480

[5]	Must be utilized prior to losses subject to expiration.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$410,819,833	$640,665,040	$242,361,344	$747,628,261	$1,222,901,450

Gross unrealized appreciation	$41,669,704	$63,467,264	$15,846,285	$51,926,053	$132,103,797
Gross unrealized depreciation	(876,722)	(67,356)	(665,872)	(1,818,378)	(6,532,117)

Net unrealized appreciation (depreciation)	$40,792,982	$63,399,908	$15,180,413	$50,107,675	$125,571,680

8. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which

58	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, MUE, MYN and MYI invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of their assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of their assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the years ended July 31, 2014 and July 31, 2013, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended	MUE	MCA	MYM	MYN	MYI
July 31, 2014	—	—	—	—	—
July 31, 2013	48,061	35,451	5,323	126,457	221,596

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would

ANNUAL REPORT	JULY 31, 2014	59

Notes to Financial Statements (continued)

adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Each VRDP Fund entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

60	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares successfully remarketed prior to the beginning of the special rate period.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2014 were as follows:

	MCA	MYM	MYN	MYI
Rate	1.01%	1.01%	1.01%	1.01%

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2014.

On June 21, 2012, the VRDP Funds announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	12/31/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. In June 2014 the term date for the VMTP Shares was extended to December 31, 2015. There is no assurance that the term of the Fund’s VMTP Shares will be extended or that the Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

ANNUAL REPORT	JULY 31, 2014	61

Notes to Financial Statements (concluded)

The average annualized dividend rate of the VMTP Shares for the year ended January 31, 2014 for MUE was 1.06%.

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 2, 2014 to Common Shareholders of record on August 15, 2014:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0730
MYM	$0.0660
MYN	$0.0645
MYI	$0.0740

Additionally the Funds declared a net investment income dividend on September 2, 2014 payable to Common Shareholders of record on September 15, 2014 for the same amounts noted above.

The dividends declared on VMTP or VRDP Shares for the period August 1, 2014 to August 31, 2014 were as follows:

	Preferred Shares	Series	Dividends Declared
MUE	VMTP Shares	W-7	$117,039
MCA	VRDP Shares	W-7	$141,685
MYM	VRDP Shares	W-7	$74,289
MYN	VRDP Shares	W-7	$210,782
MYI	VRDP Shares	W-7	$303,282

62	ANNUAL REPORT	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings Quality Fund II, Inc.,

BlackRock MuniYield California Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund II, Inc.,

BlackRock MuniYield New York Quality Fund, Inc.,

and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities including the schedules of investments of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”), as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. as of July 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 24, 2014

ANNUAL REPORT	JULY 31, 2014	63

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA, MYM and MYN, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance

64	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2014	65

Disclosure of Investment Advisory Agreements (continued)

category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MUE noted that for the one-, three- and five-year periods reported, MUE ranked in the second, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MYM noted that for the one-, three- and five-year periods reported, MYM ranked in the second, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MYN noted that for the one-, three- and five-year periods reported, MYN ranked in the first, second and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MYI noted that for the one-, three- and five-year periods reported, MYI ranked in the first, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUE, MYM, MYN and MYI in that it measures a blend of total return and yield.

The Board of MCA noted that for the one-, three- and five-year periods reported, MCA ranked in the first, fourth and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MCA in that it measures a blend of total return and yield. MCA’s Board also noted the Fund’s improved performance during the one-year period. The Board of MCA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. MCA’s Board was informed that, among other things, the most significant factor impacting the Fund’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. In past periods, the Fund held a higher relative level of cash reserves in order to maintain a defensive posture during periods of defensive strategic posturing, which impacted the yield. This has served the Fund well in protecting NAV, but did lead to underperformance in terms of relative accrual and total return when rates fell.

The Board of MCA and BlackRock also discussed BlackRock’s strategy for improving MCA’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of each of MUE and MYI noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

66	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

The Board of each of MCA, MYM and MYN noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2014	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYM and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

68	ANNUAL REPORT	JULY 31, 2014

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. FIynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	JULY 31, 2014	69

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. In 2013, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Directors[5]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[5]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

70	ANNUAL REPORT	JULY 31, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Funds Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the

Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares®

Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management

International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] The address of each Director and Officer is care of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[3] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	The Bank of New York Mellon[4] New York, NY 10286	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[3]	For MUE, MCA and MYI.
[4]	For MYM and MYN.

ANNUAL REPORT	JULY 31, 2014	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on June 30, 2014 for shareholders of record on June 3, 2014 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,129,255	513,695	0	20,122,517	520,433	0	20,125,834	517,116	0
MCA	30,158,798	733,158	0	30,208,038	683,918	0	30,193,263	698,693	0
MYI	63,389,125	1,971,047	0	63,364,708	1,995,464	0	63,154,476	2,205,696	0
MYM	9,736,342	521,684	0	9,764,447	493,579	0	9,765,919	492,107	0
MYN	33,399,706	1,257,280	0	33,537,740	1,119,246	0	33,506,448	1,150,538	0
	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,086,464	556,486	0	20,103,960	538,990	0
MCA	1,665	0	0	30,201,993	689,963	0	30,143,334	748,622	0
MYI	3,564	0	0	62,942,498	2,417,674	0	63,152,353	2,207,819	0
MYM	873	0	0	9,751,466	506,560	0	9,771,252	486,774	0
MYN	2,477	0	0	32,934,554	1,722,432	0	32,776,808	1,880,178	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,112,109	530,841	0	20,114,409	528,541	0	20,121,244	521,706	0
MCA	30,192,732	699,224	0	30,203,687	688,269	0	30,181,043	710,913	0
MYI	63,086,716	2,273,456	0	63,092,582	2,267,590	0	63,124,562	2,235,610	0
MYM	9,733,331	524,695	0	9,742,870	515,156	0	9,667,045	590,981	0
MYN	33,502,910	1,154,076	0	32,871,954	1,785,032	0	33,115,868	1,541,118	0
	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,097,720	545,230	0
MCA	1,665	0	0	30,210,028	681,928	0
MYI	3,564	0	0	63,273,371	2,086,801	0
MYM	873	0	0	9,732,967	525,059	0
MYN	2,477	0	0	33,464,908	1,192,078	0

¹	Voted on by holders of Preferred Shares only.

72	ANNUAL REPORT	JULY 31, 2014

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2014	73

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling (800) 882-0052;

(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

74	ANNUAL REPORT	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2014	75

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS5-7/14-AR

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC. (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on June 8, 2015 at the special meeting of shareholders of the Fund to be held on August 6, 2015 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	MYM_26676_042415-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on August 6, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26676

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1(A).	The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Michigan Quality Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its charter and Maryland law.	☐	☐	☐

1(B).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Michigan Quality Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its charter and Maryland law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MYM_26676_042415-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC. (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on June 8, 2015 at the special meeting of shareholders of the Fund to be held on August 6, 2015 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	MIY_26676_042415-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on August 6, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26676

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1(C)	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund and the transactions contemplated therein, including the issuance of additional shares of preferred stock.	☐	☐	☐

2.	The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MIY_26676_042415-Pref